UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Stephen G. Simon

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number,including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report
for the year ended
December 31, 2015

Letter to Shareholders
(unaudited)

February 25, 2016

This annual report provides information regarding the performance and holdings of the Clearwater Investment Trust mutual funds (“the Funds”) for the year ended December 31, 2015. During 2015, the Clearwater Small Companies Fund, the Clearwater Tax-Exempt Bond Fund, and the Clearwater International Fund outperformed their respective benchmarks while the Clearwater Core Equity Fund underperformed its benchmark.

We encourage you to read this annual report as it contains important information about the Funds. The Funds’ investment manager, the Clearwater Management Company, and the portfolio managers who act as subadvisers to the Funds provide commentary in the next section, titled Management Discussion of Clearwater Funds’ Performance. Additionally, this report includes information describing the contract renewal process in November and December 2015, during which the Board of Trustees reviewed the services provided, performance, and fees charged by the Clearwater Management Company and that of each subadviser to the Funds. Effective January 29, 2015, the Trust terminated Heartland Advisers, Inc. and Knightsbridge Asset Management, LLC as subadvisers to the Clearwater Core Equity Fund. Effective as of February 3, 2015 and February 4, 2015, respectively, the Trust engaged AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC as subadvisers to the Clearwater Core Equity Fund.

The Funds’ updated annual Prospectus will be mailed to you at the beginning of May 2016. This annual update of the Prospectus and the related Statement of Additional Information, which is available by request to your Financial Consultant at Fiduciary Counselling, Inc., includes a detailed discussion of the investment objectives and risks of investing in each Fund. We believe this will help you better understand how your shareholder assets are invested and managed. For additional information that is available at this time, please see the Clearwater Mutual Funds’ current Prospectus and Statement of Additional Information.

We hope the information disclosed within this annual report is helpful in understanding the 2015 results of each of the Funds. We appreciate your continued confidence and your choice to invest with us.

Justin H. Weyerhaeuser	James E. Johnson
President	Chairman
Clearwater Investment Trust	Clearwater Investment Trust

Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. The Core Equity Fund has four subadvisers. Parametric Portfolio Associates LLC, (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining 40% of the Fund’s assets are divided among AQR Capital Management, LLC (“AQR”), O’Shaughnessy Asset Management, LLC (“OSAM”), and Osterweis Capital Management, LLC (“Osterweis”), who all utilize an active management style.

2015 Market Overview:
Domestic large capitalization equities achieved a very modest positive return in 2015. The dominant factors influencing share prices were modest yet persistent growth of the U.S. economy, falling commodity prices, including a 30% decline in the price of crude oil, and the strengthening of the U.S. dollar against most foreign currencies. In mid-December, the U.S. Federal Reserve (the “Fed”) announced that it would raise short-term interest rates by 0.25%. Corporate earnings fell year-over-year mostly due to plunging profits in the energy sector and the negative impact of a stronger dollar on export-sensitive companies.

2015 Performance and 2016 Outlook:
The Clearwater Core Equity Fund declined 0.7%, net of fees, in 2015 compared to a gain of 0.9% for the Russell 1000® Index, the Fund’s benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, slightly outperformed the Fund’s benchmark while Osterweis, one of the active managers, significantly underperformed. During February, the Fund’s performance was negatively impacted by 0.6% when two other managers, Knightsbridge Asset Management LLC and Heartland Advisers, Inc., were terminated and replaced by two new active managers, AQR and OSAM.

Each of the three “active” subadvisers comment on the performance of their respective portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Core Equity Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portfolio of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers discuss the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed.

AQR Commentary

2015 Performance: AQR began managing a portion of the Clearwater Core Equity Fund (the “Portfolio”) on February 12, 2015. For the period from the Portfolio’s inception until December 31, 2015 the Russell 1000® Index (the “benchmark”) returned (0.1%) while the Portfolio had a return of 0.5% (gross of fees), outperforming the benchmark by 0.6%. Stock selection within sectors contributed positively to performance while sector selection detracted from performance. The Portfolio performed best in the Energy sector where both sector selection and stock selection outperformed for the period.

2016 Outlook: In terms of sector positioning, we are currently overweight in Financials while being underweight in Health Care. Tactically, we are now underweight value in the U.S.

OSAM Commentary

2015 Performance: OSAM began managing a portion of the Clearwater Core Equity Fund (the “Portfolio”) on February 13, 2015. For the period from the Portfolio’s inception in February 2015 until December 31, 2015, the Portfolio outperformed slightly, returning (4.2%) (gross of fees) while the Russell 1000® Value Index (the “benchmark”) returned (4.5%). The Portfolio benefited from stock selection within sectors, but this was offset by negative sector allocation effects. For the period, overweight allocations to Energy and Materials and an underweight to Health Care detracted from returns. However, stock selection within Energy was a strong contributor, with the strategy owning mainly downstream refinery companies. Additionally, Cameron International, a Portfolio holding, received an acquisition offer from Schlumberger at a 76% premium, spiking the stock price. The Portfolio also benefited from picks within Consumer Staples.

2016 Outlook: For 2015 the S&P 500® rode the performance of a very small group of momentum stocks. The top ten stocks by contribution to total return—Amazon, Microsoft, Alphabet (2 share classes), G.E., Facebook, Home Depot, Starbucks, McDonald’s and Netflix—were up an average of 53.5% during 2015. The remaining stocks in the index were down an average of 3.5%. In terms of contribution to the S&P 500®’s total return, the top ten stocks added more than 3%, while the rest of the S&P 500® had a negative contribution. This scenario—where the top ten stocks in the S&P 500® contribute more to the market’s return than the remaining 490 stocks—is uncommon. Over the past 50 years, it has happened just 20% of the time (in one year periods that the market is up). This means that 80% of the time, the bottom 490 stocks contribute more to the market’s total return than the top 10. Not so in 2015. Strategies that emphasize value—like ours—have missed the return boost provided by this narrow group of leaders because these leaders have performed so well despite very expensive prices (the Portfolio held Home Depot and Starbucks, which had cheaper valuations than others listed above). We think that it is more useful, looking forward to 2016, to describe why we generally haven’t owned stocks like these and, in most cases, why we won’t in the future. To see why we don’t own the expensive names which led the market in 2015, let’s consider the value factor. Our value factor measures stocks based on their sales, earnings and cash flows in relation to price. From 1964-2015, the cheapest stocks by this measure have outperformed the market, on average, while expensive stocks have underperformed. The cheapest 10% of stocks have outperformed by 5.1%, annualized, and average performance deteriorates as stocks get more expensive, down to the lowest decile which have underperformed by 6.4% annualized. In this case, we define the market as an equal-weighted universe of stocks trading on the NYSE, AMEX and NASDAQ exchanges with an inflation-adjusted market capitalization greater than the market average (approximately $7 billion currently). Could 2015’s top names continue to lead the market in 2016? Of course it is possible. But given our view of their extremely expensive average valuation, we will continue to avoid these names. We believe long term success comes from building a portfolio around proven stock selection factors—measured using key selection criteria like Quality, Valuation, Momentum, and Shareholder Yield.

Osterweis Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater Core Equity Fund managed by Osterweis (the “Portfolio”) generated a total return of (5.0%) (gross of fees) versus 1.4% for the S&P 500® Index (the “S&P 500®” or the “benchmark”). The U.S. and global economies appeared to soften in the second half of 2015. It seemed that deflationary trends were rattling markets worldwide. Nearly all non-U.S. equities and bonds, commodities and currencies registered losses for U.S. investors. This made the past year a difficult period in which to generate positive investment returns in equities and most other publicly traded securities. It looks like investors have migrated to an ever shrinking number of companies that are still seeing robust growth. This has led to a very narrow stock market in which the vast majority of performance in the broader indices was driven by a small handful of richly valued “growth champions.” In 2015, we estimate that the top ten S&P 500 contributors gained an average of 53% while all the other stocks in the index averaged a negative return.

After starting 2015 on a strong note, the Portfolio was buffeted beginning mid-year by the trends discussed above. In response, we pared back the number of holdings and refocused on the less cyclical, larger and better capitalized holdings in the Portfolio. Even with these actions, the Portfolio lagged the S&P 500® as a handful of mega-cap U.S. growth stocks drove much of the performance in the market. Strategies like ours that hold a range of companies from small to large, value to growth and U.S. as well as non-U.S. have had trouble keeping up. Besides the general behavior of the market, certain specific issues within the Portfolio also proved challenging this year. For one, Valeant Pharmaceuticals sold off dramatically in fall 2015 as it became an object of considerable controversy. We owned Valeant in the Portfolio for about five years and over time the company’s management delivered increased sales and earnings, successfully fulfilling our investment thesis. We decided to exit the position in October, when we became concerned that the company’s growth may well face considerable obstacles in the months and quarters ahead. Although the stock performed very well for the Portfolio over the long term, the drop from its high hurt this year’s performance. Another factor behind our weak performance in 2015 was our position in energy-related stocks. We focused holdings on non-commodity energy companies that we believed had the potential to grow and prosper simply based on volume growth. This led us to infrastructure companies such as pipeline and storage facilities. These stocks got hit just as hard as many of the commodity producers over the past year even though our companies continued to grow volumes, earnings, cash flows and distributions as expected. On the positive side, our security selection in Information Technology added considerable value, and within the overall Portfolio ten stocks garnered double digit returns during a year when the average return of the S&P 500® members was negative.

2016 Outlook: While we are mindful of the potential risks of deflation, we think the U.S. expansion has further room to run for a number of reasons. We believe corporate profits are unlikely to fall off a cliff, but their composition may shift (e.g., away from energy, materials and industrials and towards U.S. consumer-oriented companies). Current stock valuations do not appear excessive to us, broadly speaking, but we believe that valuations are getting stretched for certain premier consumer-growth companies. Our guess is that the Fed’s interest rate normalization will be slow and deliberate. We don’t think that rising rates will pose a real risk to the stock market for some time. That said, risk is always our chief concern. We continue to invest selectively in a group of companies that we believe should be able to grow despite a sluggish global economic environment and a strong U.S. dollar.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles: Kennedy Capital Management Inc. (“Kennedy”) and Keeley Asset Management Corp. (“Keeley”). At the period ending December 31, 2015 Kennedy and Keeley respectively managed approximately 75% and 25% of the Fund balances.

2015 Market Overview:
Domestic small capitalization equities recorded single digit losses over the period. Domestic large capitalization equities achieved a very modest positive return in 2015. The dominant factors influencing share prices were modest yet persistent growth of the U.S. economy, falling commodity prices, including a 30% decline in the price of crude oil, and the strengthening of the U.S. dollar against most foreign currencies. In mid-December, the U.S. Federal Reserve (the “Fed”) announced that it would raise short-term interest rates by 0.25%. Corporate earnings fell year-over-year mostly due to plunging profits in the energy sector and the negative impact a stronger dollar had on export-sensitive companies.

2015 Performance and 2016 Outlook:
The Clearwater Small Companies Fund fell 4.0%, net of fees, during 2015 compared to a loss of 4.4% for the Russell 2000® Index, the Fund’s benchmark. The slight outperformance was driven primarily by good stock selection and secondarily by sector weighting.

The two subadvisers to the Fund comment on the performance of their specific portfolios and their outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater Small Companies Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portfolio of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers discuss the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed.

Kennedy Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater Small Companies Fund managed by Kennedy (the “Portfolio”) returned (1.5%) (gross of fees), outperforming the (4.4%) return of the Fund’s benchmark, the Russell 2000® Index. Within Kennedy’s Portfolio are two “sub-portfolios”; one focused on small companies, and one focused on microcap companies. The small companies sub-portfolio returned (2.6%) (gross of fees) versus the (4.4%) return of its benchmark, the Russell 2000® Index, while the microcap sub-portfolio returned 1.0% (gross of fees) versus the (5.2%) return of its benchmark, the Russell Microcap® Index. Stock selection had a positive impact on the Portfolio’s relative performance vs. the Fund’s benchmark, the Russell 2000® Index, during the year, particularly in the Financials, Consumer Discretionary, Industrials, and Energy sectors. Stock selection for the year detracted from performance in the Healthcare, Information Technology, and Materials sectors.

2016 Outlook: We expect the domestic economy in 2016 to be similar to 2015. Although January 1, 2016 started a new year, we see many of the same forces at play. A strong domestic currency, coupled with limited economic growth, is in our view unlikely to lead to outsized organic revenue growth for many companies. As is typically our mantra, we must strive to find those companies that we believe can create secular growth through product differentiation and through intelligent use of capital and operating cash flow. While we do not believe that Fed tightening will help spur an economic recovery, it might not be as detrimental to corporations as typically assumed. Long-term borrowing rates remain decidedly favorable for most companies. Additionally, the U.S. consumer is relatively fit. The household debt service ratio, which we believe captures the health of the consumer, remains at positive levels unseen since at least 1980. Consumer sentiment measures paint an optimistic picture, and low gasoline prices help. Overall, we believe the Portfolio exhibits strong risk-return characteristics, characterized by expected long-term earnings growth rates commensurate with the benchmark, but with what we believe to be attractive valuations. In seeking outperformance, we keep a watchful eye on cash flow returns on investment – not only those generated by our companies but those priced in by the market.

Keeley Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater Small Companies Fund managed by Keeley (the “Portfolio”) slightly outperformed its benchmark, the Russell 2000® Value Index (the “benchmark”). The Portfolio returned (7.2%) (gross of fees) versus (7.5%) for the benchmark.

For the year, the Portfolio benefited from overall stock selection, yet was hurt by various sector weights. The only sector allocation that helped the Portfolio in 2015 was Energy, which held a relative underweight versus the benchmark. Of the other sectors, the most significant negative performance came from overweights in Materials, Consumer Discretionary, and Industrials, as well as our underweights in Financials and Health Care. From a stock selection perspective, positive performance was generated in Materials, Consumer Discretionary, Consumer

Staples, Industrials and Utilities. Weak stock selection and underperformance was generated in Technology, Financials, Energy and Health Care.

2016 Outlook: Generally speaking, 2015 was a difficult year for U.S. small cap investors. However, the last negative year for small cap value stocks prior to 2015 was 2011, when the Russell 2000® Value Index dropped 5.5%. While years such as 2015 are difficult, we believe that market dislocations and sporadic volatility often help identify attractive, long-term opportunities. In the small-cap value space in which we operate, we focus our attention on specific, change-driven catalysts that have the potential to help companies become better than they are today. These catalysts are often driven by ownership changes, operating changes, balance sheet or capital restructurings and marketplace shifts. Looking forward, we intend to continue investing in select companies that we believe will strive to create value in each of these areas, resulting in benefits from these restructuring catalysts.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided the commentary below regarding the Clearwater Tax-Exempt Bond Fund. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadviser out of its advisory fee.

Sit Commentary

2015 Market Overview: Tax-exempt fixed income markets experienced a tale of two halves in 2015, as the U.S. Treasury and tax-exempt yield curves flattened modestly, and fund flows into tax-exempt bond funds remained modestly positive. Supply of municipal bonds entered the market at a record rate in the first half of 2015, but slowed somewhat in the second half, although still finishing the year with the fifth largest supply on record. This large amount of supply was very manageable to absorb, however, given that approximately three quarters of it was refinancing of existing debt and that fund inflows into tax-exempt bond funds were concentrated in long-term and high yield tax-exempt funds. Credit fundamentals are in our view generally sound and spreads tightened further during the year. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009, and have now exceeded pre-recession levels, such that even though assistance from the federal government’s stimulus programs is no longer helping, state and local government finances remain generally on the upswing, with the notable exceptions of Chicago and the states of Illinois, New Jersey and Pennsylvania. Nonetheless, concerns are rising about states with heavy concentrations in the oil and gas industries. Puerto Rico related debt was volatile throughout the year, taking a major downturn in mid-year as the Governor warned that Puerto Rico would not be able to honor all of its debt obligations. While a few minor issues did experience defaults, the vast majority of required payments were made timely and in full. We believe that more volatility is likely in 2016 as Puerto Rico continues to suffer a recession and it attempts to restructure some of its debt. The U.S. Federal Reserve (the “Fed”) remained quite accommodative, despite its move to raise the federal funds rate by 25 basis points in December 2015. Concerns about tax reform and a potential reduction of the value of the municipal bond tax exemption remain but had little overall effect on the market.

2015 Performance: For the year ended December 31, 2015, the Clearwater Tax-Exempt Bond Fund (the “Fund”) returned 4.7%, (net of fees) compared to its benchmark, the Barclays Capital U.S. Municipal Bond Index: 5 Year (4-6) (the “benchmark”), which returned 2.4% over the same period. Given the Fed’s accommodative policies, the Fund maintained its average life duration, a measure of the Fund’s sensitivity to changes in interest rates, at 5.6 years during 2015 to take advantage of the steep tax-exempt yield curve. For comparison, the Fund’s benchmark had duration of 3.9 years at December 31, 2014, and it remained there throughout the year. The Fund’s longer duration was the primary reason for its outperformance during 2015. Revenue bonds modestly outperformed general obligation bonds during 2015, with revenue bonds returning 3.6% for the year, while general obligation bonds returned 3.1%. Furthermore, lower quality issues (especially lower investment grade and non-rated issues) significantly outperformed those of higher credit quality, as investors sought yield. The Fund’s performance, due to its heavy emphasis on revenue bonds, its considerably longer duration and its meaningful exposure to lower quality issues, outperformed that of its benchmark in 2015.

2016 Outlook: We believe that the U.S. Presidential election will dominate headlines and perhaps add some political risk to the market in 2016, depending on who is nominated for each party and what his or her tax plan may be. We expect U.S. growth in 2016 to accelerate from its tepid pace in later 2015 and for inflation to remain subdued. The pace of increase in single-family housing starts has moderated, and underemployment, despite some improvement, remains elevated, and wage growth remains slow. The economy has been able to muddle through the decline in oil prices and global uncertainty over the past year but in our view doesn’t seem able to accelerate to a consistently higher level of growth as is typical after most recessions. We believe that interest rates, while likely to remain low in absolute terms, will likely rise, especially on the short end, as the Fed hiked in December 2015 and has signaled it intends to continue raising short-term interest rates in 2016. We expect the Treasury yield curve to remain relatively steep, with yields rising more on the short and intermediate portions of the curve, while the tax-exempt curve flattens similarly, with short-term and intermediate rates rising some and long-term tax-exempt yields rising less as supply continues at a still manageable level and most state and local government finances continue to improve, helping tax-exempt bonds outperform. One important consideration for the market will in our view be the performance of the equity markets. If they weaken, we believe it should be a positive for bonds, but if they rally strongly, more money could move out of fixed income into equities, again creating negative pressure on the bond market. We expect revenue bonds to continue their strong relative performance in 2016, as investor focus remains on yield. We believe that Puerto Rico related concerns will weigh on the market, however, and could produce some volatility. Furthermore, potential problems with budgets and funding retirement pension and healthcare obligations still persist in other places, especially the city of Chicago and the State of Illinois (although local officials in and around Chicago seem to be making some positive changes), and remain the subject of many of the negative media reports about the municipal market. We believe that the Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2016, although we do expect to shorten duration modestly during the year.

Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 50%) to mirror the MSCI World Ex USA Index (net) as closely as possible without requiring the Fund to realize taxable gains. The Fund also has four sub-advisers who utilize an active management style and each manage approximately 12.5% of the Fund: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), Templeton Investment Counsel, LLC (“Templeton”) and WCM Investment Management (“WCM”).

2015 Market Overview:
International developed market equities recorded single digit losses during 2015. The dominant factors influencing share prices included weak economic growth in Europe and Japan, ultra-easy monetary policies from the European Central Bank and the Bank of Japan, the impact of slowing growth in China, and some unnerving geo-political events highlighted by a crisis in the Ukraine, Greece’s uncertain status in the Eurozone, and mass migration of refugees from the Middle East. Currency adjustments adversely impacted returns in 2015 as the Euro fell 11.4% and the Japanese Yen 0.5% against the U.S. dollar. These currency losses lower the returns shown to shareholders because the Clearwater International Fund reports its results in U.S. dollars, after currency adjustments have taken place.

2015 Performance and 2016 Outlook:
The Clearwater International Fund fell 0.2%, net of fees, during 2015 compared to a loss of 3.0% for the MSCI World ex-U.S. Index (net), the Fund’s benchmark. All five of the Fund’s subadvisers outperformed the Fund’s benchmark.

Each of the three “active” sub-advisers comment on the performance of their specific portions of the portfolio and provide market outlook for the next year in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Although the overall performance of the Clearwater International Fund is measured against its benchmark, as stated above, each of the underlying subadvisers may manage their portfolio of the Fund against a different benchmark that aligns more closely with their particular strategy. In each section below, the subadvisers will discuss the performance of their portfolios with respect to the benchmark against which their particular portfolio is managed.

Artisan Partners Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater International Fund managed by Artisan (the “Portfolio”) returned (0.6%) (gross of fees) slightly outperforming the MSCI EAFE Index (net) (“the benchmark”),which returned (0.8%) over the same period. Performance of the following stocks had a positive impact on the Portfolio during the period: leading global facility services provider ISS; global insurance firm Arch Capital Group; Japanese household products company Kao Corp; China’s leading private provider of test preparation and afterschool tutoring, New Oriental Education & Technology Group; and supplier of chemicals to the electronics industry, Alent PLC. Notable detractors in the period included: leading UK-based retail and commercial banking franchise, Royal Bank of Scotland; Brazil’s leading telecommunications firm, Telefonica Brasil; UK food retailer TESCO plc; UK-based engineering company Amec Foster Wheeler; and global supplier of semiconductor equipment, Applied Materials.

2016 Outlook: Over the last twelve months, the Portfolio’s discount to intrinsic value has widened to what we believe are reasonable levels. Notwithstanding any potential turmoil from an end to the continued central bank economic subsidies that have resulted in generally fair to inflated asset values and enhanced economic activity, Artisan believes the Portfolio is positioned today to generate decent returns. We have increased the Portfolio’s exposure to banks, which appear to us to be better capitalized, have significantly greater liquidity, hold lower risk assets and trade at or near historically low valuations.

Denver Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater International Fund managed by Denver (the “Portfolio”) returned 2.8% (gross of fees), trailing its benchmark, the MSCI EAFE Small Cap Index (net) (the “benchmark”), which returned 9.6%. Similar to the Portfolio, the broader comparative MSCI ACWI ex USA Small-Cap Index returned in the low single digits, 2.6%, as both were impacted by their emerging market and Canada components. The Portfolio’s investments in Japan and the United Kingdom were sources of positive performance. Stock selection in Japan was a notable contributor as several Japanese stocks added to the Portfolio this year were strong performers. The Portfolio’s overweighted positions in Hong Kong, Canada and Brazil were primary performance detractors. Stock selection in Hong Kong and Israel also detracted as holdings in these markets underperformed the respective components of the benchmark. Portfolio holdings Webjet Ltd., Rightmove PLC and SMS Co., Ltd. were standout performers for the year. Among the Portfolio’s holdings that weathered the year with more difficulty were Slater & Gordon Ltd, Home Capital Group Inc. and Totvs S.A. We reduced our exposure to Slater & Gordon given uncertainty surrounding the potential impact of proposed regulation. We concluded that fundamental deterioration had too greatly altered the relative upside opportunity in Home Capital and after many years of meaningful contribution to the Portfolio’s return, we exited the stock. As the Brazilian economy slowed, so too did Totvs revenues; the increased economic sensitivity and lower upside led us to exit our position in Totvs.

2016 Outlook: We committed a significant share of our time this year to research trips in Europe, Asia, South America, Australia and Israel to check in with management of current holdings and to more thoroughly vet potential investment candidates. We consequently added several new stocks to the Portfolio, among them companies based in Japan, Australia and the UK. In turn, we trimmed or exited positions we felt offered less relative growth upside. We performed an in-depth analysis of the drivers of our performance to identify and understand areas for potential improvement. While we always remain true to our disciplined, bottom-up research process, we may periodically make adjustments to fine-tune the fundamental strength and valuation profile of the Portfolio. This led us, based on our identification of investment opportunities, to: 1) gradually decrease the Portfolio’s exposure to Hong Kong holdings with consumer discretionary focus in China in particular; 2) reduce the Portfolio’s direct or indirect exposure to the natural resources and commodities sectors; and 3) add companies embodying strong growth characteristics yet trading at what we believe to be attractive valuations in the countries noted above. Additionally, though we will continue to invest in a concentrated portfolio of approximately forty companies, we have reduced the weightings in our top holdings to broaden the Portfolio’s exposure.

Templeton Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater International Fund managed by Templeton (the “Portfolio”) returned 2.7% (gross of fees) which was slightly trailing its benchmark, the MSCI All-Country World ex-U.S. Small Cap Index (net), (the “benchmark”), which returned 3.0% over the same period. The Portfolio’s performance was driven by stock selection in the Consumer Staples, Energy and Industrials sectors. Greggs, a vertically integrated retail baker in the UK and a leading player in the take-away sandwich and savories market, was the top stock contributor. Greggs reported strong financial results during the period attributable to new product offerings and renovated stores, evidence that its food-on-the-go offer is resonating with customers. Stock selection in Financials, Information Technology and Consumer Discretionary detracted from relative performance for the year. South Korea-based BNK Financial Group was the top detractor for the year, underperforming on general weakness in the South Korean market. However, BNK’s operating performance has improved, and we believe its focus away from growth and toward profitability and decreasing risk is a positive. Regionally, stock selection in Europe contributed to relative performance for the year. The long-term case for investing in select opportunities in Europe remains attractive, in our view. Regional leaders have shown pragmatism managing through periodic crises and we believe Europe’s corporate sector remains lowly valued at a depressed point in the earnings cycle, creating scope for both earnings recovery and multiple re-rating. Stock selection in Asia detracted from relative performance.

2016 Outlook: A critical lesson we have learned through decades of investing in global equities markets is that returns generally tend to accrue to value strategies intermittently, with long-term performance a journey of peaks and valleys. We buy on pessimism, and the market can remain at odds with our portfolios for a considerable time. But empirical evidence shows that historically when the value cycle has turned, it has often done so swiftly. We think being properly positioned for these turns is essential to potentially capturing the long-term benefits of the value investment discipline. At the onset of 2016, we are witnessing historic extremes in the discount afforded to value relative to growth, quality and safety. While this environment has been (and may remain) painful to value investors for some time, we believe the normalization of these extremes represents the most compelling opportunity in equity markets today.

WCM Commentary

2015 Performance: For the year ended December 31, 2015, the portion of the Clearwater International Fund managed by WCM (the “Portfolio”) returned 7.4% (gross of fees) outperforming its benchmark, the MSCI All-Country World ex-U.S. Index (net), (the “benchmark”), which returned (5.3%) over the same period. Outperformance for 2015 is attributable to both allocation and selection, with strong stock selection driving the bulk of our returns. From an allocation standpoint, the biggest contributors to the Portfolio’s outperformance were our overweights to Consumer Staples and Health Care, the top two performing sectors in the benchmark, as well as our underweights to Financials and Energy, the fourth and first worst performing sectors in the benchmark, respectively, over the period. There were no material detractors due to allocation.

Regarding selection, which accounted for roughly 75% of the Portfolio’s total outperformance, the biggest contributors to outperformance were found within Materials, Health Care, and Technology. The only material detractor from performance came from Industrials.

2016 Outlook: We continue to expect market volatility to be the norm. Rather than trying to predict macro events, we think our time is best served preparing for the various outcome scenarios and teeing up our watch list to capitalize on the opportunities that emerge. Most important, we believe our quality growth approach—which we define as growing moats backed by superior cultures and secular tailwinds—is most conducive to volatile environments such as these.

Comparison of the Change in Value of a $10,000 Investment in the
Clearwater Core Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the
Clearwater Small Companies Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the
Clearwater Tax-Exempt Bond Fund and the Barclays Capital U.S. Municipal Bond Index: 5 Year (4-6)

Comparison of the Change in Value of a $10,000 Investment in the
Clearwater International Fund and the MSCI World ex-U.S. Index (net)

* Clearwater International Fund inception date.

Fund Expense Example
(unaudited)

As a shareholder of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”), you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The Example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2015.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2015 through December 31, 2015” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period July 1, 2015 through December 31, 2015 *
Core Equity Fund	$1,000.00	$980.20	$2.00
Small Companies Fund	$1,000.00	$909.80	$4.72
Tax-Exempt Bond Fund	$1,000.00	$1,048.10	$1.76
International Fund	$1,000.00	$947.20	$3.39

Hypothetical 5% return
(before expenses)

Core Equity Fund	$1,000.00	$1,023.19	$2.04
Small Companies Fund	$1,000.00	$1,020.27	$4.99
Tax-Exempt Bond Fund	$1,000.00	$1,023.49	$1.73
International Fund	$1,000.00	$1,021.73	$3.52

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios are as follows:

Core Equity Fund	0.40%
Small Companies Fund	0.98%
Tax-Exempt Bond Fund	0.34%
International Fund	0.69%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES

Information about the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (73) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board, Chairman of the Audit Committee	As Trustee: Tenure: 5 years Term: Indefinite As Chairman: Tenure: May 2013 – Present Term: Indefinite As Chairman of the Audit Committee: Tenure: January 2016 – Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968-2010)	4	None

Charles W. Rasmussen (49)[1] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 16 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 5 Years Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None

Laura E. Rasmussen (52)[1] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 16 years Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None

Lindsay Schack (38) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: November 2015 – Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Architect, Tuya Studios, Inc. (architectural services, 2011 – 2012), Project Designer, Montana State University (2007 – 2011), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None

[1]	Mr. Rasmussen and Ms. Rasmussen are spouses-in-law.

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Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Sara G. Dent (57)[2] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Secretary	As Trustee: Tenure: December 2013 – Present Term: Indefinite As Secretary: Tenure: June 2015 – Present Term: Reappointed Annually	Private Investor	4	None

Justin H. Weyerhaeuser (42)[3] 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 7 years Term: Indefinite As President and Treasurer: Tenure: May 2013 – Present Term: Reappointed Annually	Private Investor (February 2013-Present), Attorney, Davis Graham &Stubbs LLP (law firm, November 2011-February 2013), Husch Blackwell (law firm, July 2011-November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007-2009)	4	None

Stephen G. Simon (47) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: March 2014 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014- Present), Chief Compliance Officer, Clearwater Management Company (March 2014- Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004- February 2014)	N/A	N/A

Shari L. Clifford (47) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: March 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014-Present), Controller and Finance Director, Woodbury Financial Services, Inc.	N/A	N/A

[2]	Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in two of the Funds in the Trust.

[3]	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

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(November 2007-February 2014)
Brianne Mitchell (33) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Secretary	Tenure: December 2014 – Present Term: Reappointed Annually	Senior Compliance Analyst, Fiduciary Counselling, Inc. (July 2014-Present), Legal & Compliance Analyst, Highbridge Capital Management (June 2013- June 2014), Assoc. General Counsel & Asst. Director of Compliance, Catterton Management Company (January 2011- June 2013)	N/A	N/A
Marcia Lucas (48) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President (2011-Present), Second Vice President (2010- 2011), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A

Additional information about the Trustees is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

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Approval of Investment Management and Subadvisory Agreements

Approval of Subadvisory Agreement – Keeley Asset Management Corp. (Small Companies Fund)

At an in-person meeting on September 11, 2015, the Trust’s Board of Trustees (the “Board” or “Trustees”) considered a new subadvisory agreement for Keeley Asset Management Corp. (“Keeley”) (the “New Keeley Agreement”) that would take effect following an anticipated change in control of Keeley and termination of the current subadvisory agreement (the “June Keeley Agreement”). The Board noted that it had approved the June Keeley Agreement in June 2015 following the death of the controlling shareholder of Keeley, which constituted a change in control of Keeley and termination of the then-current subadvisory agreement (the “Prior Keeley Agreement”). In connection with its September 11, 2015 meeting, the Board was informed that Keeley was anticipated to undergo a second change in control as a result of a transaction by which the outstanding shares of Keeley’s parent company would be transferred to a new limited liability company, TA KAMCO LLC, which would be controlled by TA Associates, a current minority owner of Keeley (the “Transaction”). The Board was further informed that TA Associates planned to issue non-voting equity to Keeley’s key employees following the Transaction.

At their September 11, 2015 meeting, the Trustees considered the approval of the New Keeley Agreement for an initial two-year period. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the New Keeley Agreement.

In considering the approval of the New Keeley Agreement, the Trustees considered that the terms and conditions of the New Keeley Agreement are substantially identical to the terms and conditions of the June Keeley Agreement and Prior Keeley Agreement.

Among other things, the Trustees considered: (i) information about the anticipated impact of the change in control on the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services; (ii) information about the anticipated impact of the change in control on the management structure and personnel of Keeley; (iii) that there would be no changes to the portfolio management team that is primarily responsible for the day-to-day management of the Fund in connection with the Transaction; and (iv) that the fees payable to Keeley under the New Keeley Agreement would not differ from those under the June Keeley Agreement or the Prior Keeley Agreement.

The Trustees also considered that they had performed a full review of the Prior Keeley Agreement in December 2014 and had determined to renew the Prior Keeley Agreement. The Trustees determined that the information they had considered with respect to the following factors in connection with their renewal of the Prior Keeley Agreement and their conclusions regarding those factors were applicable to their decision to approve the New Keeley Agreement: (i) the nature, extent and quality of services to be provided; (ii) investment performance; (iii) comparative fees and cost of services provided; (iv) management profitability; and (v) economies of scale.

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the subadvisory fee was fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

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Approval of Investment Management and Subadvisory Agreements (All Funds)

Clearwater Management Company, Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Trustees met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Independent Trustees, consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

At their in-person meetings on November 14 and December 5, 2015, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership, Denver Investments, Fiduciary Counselling, Inc. (“FCI”), Keeley, Kennedy Capital Management, Inc., O’Shaughnessy Asset Management, LLC, Osterweis Capital Management, LLC (“Osterweis”), Parametric Portfolio Associates LLC, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC, and WCM Investment Management. At the November 14 and December 5, 2015 meetings, the Trustees also considered a new Subadvisory Agreement for Osterweis that would take effect following an anticipated change in control of Osterweis in January 2016 and termination of the current Subadvisory Agreement.

Prior to the November 14, 2015 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including performance and expense data obtained from independent sources, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. In response to requests from the Trustees for certain additional information following review of the materials provided for the November 14, 2015 meeting, CMC and certain of the Subadvisers provided supplemental information in connection with the December 5, 2015 meeting.

At the November 14 and December 5, 2015 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements, including the current Subadvisory Agreement with Osterweis, for an additional one-year period, and approved the new Subadvisory Agreement with Osterweis for a two-year period from its anticipated effective date.

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Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management or creation of new funds. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions which support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients, as applicable. The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving certain fees payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective March 16, 2015, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.40%; (ii) the management fee for the Small Companies Fund from the contractual fee of 1.35% to 0.98%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.34%; and (iv) the management fee for the International Fund from the contractual fee of 1.00% to 0.69%.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees

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noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

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Federal Tax Information

(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2015 for the Core Equity Fund, 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2015 for the Small Companies Fund, and 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2015 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015.

Corporate Dividends-Received Deduction. 100.00%, 37.45% and 0.11% of the dividends distributed during the fiscal year ended December 31, 2015, for the Core Equity, Small Companies and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Funds made capital gain distributions in December 2015, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain

Core Equity(1)	$37,447,878
Small Companies(2)	32,947,975
Tax-Exempt Bond	1,682,556
International	2,640,682

(1)	During the fiscal year 2015, Core Equity Fund designated long-term capital gain distributions in the amount of $39,583,976. Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $37,447,878.

(2)	During the fiscal year 2015, Small Companies Fund designated long-term capital gain distributions in the amount of $33,005,107. Small Companies Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $32,947,975.

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Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2015

Table of Contents

Financial Statements:

1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
31	Schedules of Investments
31	Core Equity Fund
44	Small Companies Fund
51	Tax-Exempt Bond Fund
70	International Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund (collectively, the “Funds”), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent (of underlying funds) and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
February 25, 2016

1

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2015

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $267,093,223 Core Equity Fund; $284,159,304 Small Companies Fund; $483,559,949 Tax-Exempt Bond Fund; $393,931,634 International Fund)	$489,737,389	304,434,197	510,674,481	486,984,152
Foreign currencies, at value (cost: $190,315)	-	-	-	190,426
Cash	1,609	-	-	-
Receivable for securities sold	1,221,658	1,323,540	-	772
Receivable for shares of beneficial interest sold	2,640,000	843,000	468,000	4,247,700
Receivable for variation margin on futures contracts	28,287	-	-	-
Accrued dividend and interest receivable	542,075	344,270	5,175,177	623,518
Foreign tax reclaim receivable	34,761	845	-	1,208,006
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	51,181
Total assets	494,205,779	306,945,852	516,317,658	493,305,755
Liabilities
Payables for investment securities purchased	1,280,139	6,813,235	3,000,000	1,216,400
Accrued investment advisory fee	507,917	752,457	433,412	859,836
Payable for dividend distribution	-	-	111,302	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	45,312
Total liabilities	1,788,056	7,565,692	3,544,714	2,121,548
Net assets	$492,417,723	299,380,160	512,772,944	491,184,207
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 13,844,056, 17,422,910, 50,490,556 and 35,023,182 shares, respectively)	$268,902,334	275,500,070	485,559,116	402,722,768
Undistributed (overdistributed) net investment income	300,012	-	112,785	(1,183,615)
Accumulated net realized gain (loss) from investments and foreign currency transactions	571,331	3,605,196	(13,489)	(3,267,532)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	222,644,046	20,274,894	27,114,532	92,912,586
Net assets	$492,417,723	299,380,160	512,772,944	491,184,207
Net asset value per share of outstanding capital stock	$35.57	17.18	10.16	14.02

See accompanying notes to financial statements.

2

CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2015

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $56,024, $7,075, $0 and $1,104,327, respectively)	$10,167,825	3,825,212	1,754,357	12,989,612
Interest	-	-	21,461,251	-
Total income	10,167,825	3,825,212	23,215,608	12,989,612
Expenses:
Investment advisory fee	4,706,539	4,353,615	3,045,115	5,075,868
Voluntary fee reduction	(2,505,518)	(1,219,793)	(1,329,903)	(1,593,500)
Total net expenses	2,201,021	3,133,822	1,715,212	3,482,368
Net investment income	7,966,804	691,390	21,500,396	9,507,244
Net realized gain (loss) on:
Security transactions	40,279,358	39,821,655	2,120,557	634,398
Futures contracts	(10,606)	-	-	-
Forward foreign currency exchange contracts	-	-	-	475,193
Foreign currency transactions	(2,211)	-	-	72,791
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions	(52,001,563)	(53,057,897)	(474,940)	(11,879,338)
Forward foreign currency exchange contracts	-	-	-	(508,234)
Translation of other assets and liabilities denominated in foreign currencies	1,320	-	-	(43,057)
Net gain (loss) on investments	(11,733,702)	(13,236,242)	1,645,617	(11,248,247)
Net increase (decrease) in net assets resulting from operations	$(3,766,898)	(12,544,852)	23,146,013	(1,741,003)

See accompanying notes to financial statements.

3

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2015 and 2014

	Core Equity Fund		Small Companies Fund
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations:
Net investment income	$7,966,804	7,989,905	691,390	815,686
Net realized gain	40,266,541	17,023,383	39,821,655	36,427,294
Net increase (decrease) in unrealized appreciation/depreciation	(52,000,243)	22,275,634	(53,057,897)	(20,342,867)
Net increase (decrease) in net assets resulting from operations	(3,766,898)	47,288,922	(12,544,852)	16,900,113
Distributions to shareholders from:
Net investment income	(7,757,756)	(8,347,216)	(876,975)	(637,608)
Net realized gain	(39,583,976)	(16,626,561)	(35,922,516)	(47,231,708)
Total distributions to shareholders	(47,341,732)	(24,973,777)	(36,799,491)	(47,869,316)
Equalization:
Net equalization	2,237,640	-	1,600,313	-
Capital share transactions:
Proceeds from shares sold	6,275,620	3,000,890	22,980,623	8,274,472
Reinvestment of distributions from net investment income and net realized gain	45,104,098	24,973,774	35,199,184	47,869,316
Payments for shares redeemed	(51,108,187)	(32,315,020)	(44,943,480)	(34,354,438)
Net increase (decrease) in net assets from capital share transactions	271,531	(4,340,356)	13,236,327	21,789,350
Total increase (decrease) in net assets	(48,599,459)	17,974,789	(34,507,703)	(9,179,853)
Net assets:
At the beginning of the year	541,017,182	523,042,393	333,887,863	343,067,716
At the end of the year	$492,417,723	541,017,182	299,380,160	333,887,863
Undistributed net investment income	$300,012	445,248	-	130,675

	Tax-Exempt Bond Fund		International Fund
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Operations:
Net investment income	$21,500,396	21,933,285	9,507,244	11,338,380
Net realized gain	2,120,557	1,154,381	1,182,382	7,234,369
Net increase (decrease) in unrealized appreciation/depreciation	(474,940)	46,365,974	(12,430,629)	(42,795,882)
Net increase (decrease) in net assets resulting from operations	23,146,013	69,453,640	(1,741,003)	(24,223,133)
Distributions to shareholders from:
Net investment income	(21,496,917)	(21,919,530)	(9,471,417)	(11,567,920)
Net realized gain	(2,015,724)	(894,126)	(2,834,849)	(8,447,272)
Total distributions to shareholders	(23,512,641)	(22,813,656)	(12,306,266)	(20,015,192)
Equalization:
Net equalization	-	-	-	-
Capital share transactions:
Proceeds from shares sold	23,502,450	18,525,800	29,859,634	14,290,245
Reinvestment of distributions from net investment income and net realized gain	23,506,847	22,773,030	12,306,269	20,015,199
Payments for shares redeemed	(41,851,737)	(44,983,038)	(18,877,071)	(20,028,659)
Net increase (decrease) in net assets from capital share transactions	5,157,560	(3,684,208)	23,288,832	14,276,785
Total increase (decrease) in net assets	4,790,932	42,955,776	9,241,563	(29,961,540)
Net assets:
At the beginning of the year	507,982,012	465,026,236	481,942,644	511,904,184
At the end of the year	$512,772,944	507,982,012	491,184,207	481,942,644

Undistributed (overdistributed) net investment income	$112,785	49,910	(1,183,615)	(1,759,655)

See accompanying notes to financial statements.

4

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Core Equity Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$39.41	37.77	28.81	25.26	26.38
Income (loss) from investment operations:
Net investment income	0.64	0.60	0.51	0.40	0.33
Net realized and unrealized gains (losses)	(0.96)	2.91	8.95	3.54	(1.13)
Total from investment operations	(0.32)	3.51	9.46	3.94	(0.80)
Less distributions to shareholders from:
Net investment income	(0.60)	(0.63)	(0.50)	(0.39)	(0.32)
Net realized gain	(2.92)	(1.24)	-	-	-
Total distributions to shareholders	(3.52)	(1.87)	(0.50)	(0.39)	(0.32)
Net asset value, end of year	$35.57	39.41	37.77	28.81	25.26
Total return (a)	(0.71)%	9.23%	32.85%	15.64%	(3.04)%
Net assets, end of year (000s omitted)	$492,418	541,017	523,042	395,242	332,320
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.42%	0.50%	0.50%	0.54%	0.53%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	0.90%	0.90%	0.90%	0.90%	0.69%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.52%	1.50%	1.51%	1.49%	1.25%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.02%	1.10%	1.11%	1.13%	1.09%
Portfolio turnover rate (excluding short-term securities)	94.07%	13.54%	21.07%	22.31%	27.01%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, decreased to 0.40%. Also effective March 16, 2015, the Advisor increased the voluntary waiver to 0.50%.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(e)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(f)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

5

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Small Companies Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$20.30	22.35	18.70	16.91	18.70
Income (loss) from investment operations:
Net investment income	0.07	0.05	0.05	0.09	0.01
Net realized and unrealized gains (losses)	(0.90)	1.10	6.30	3.10	(0.28)
Total from investment operations	(0.83)	1.15	6.35	3.19	(0.27)
Less distributions to shareholders from:
Net investment income	(0.06)	(0.04)	(0.06)	(0.10)	(0.01)
Net realized gain	(2.23)	(3.16)	(2.64)	(1.30)	(1.51)
Total distributions to shareholders	(2.29)	(3.20)	(2.70)	(1.40)	(1.52)
Net asset value, end of year	$17.18	20.30	22.35	18.70	16.91
Total return (a)	(3.96)%	5.03%	34.01%	19.02%	(1.62)%
Net assets, end of year (000s omitted)	$299,380	333,888	343,068	281,936	239,508
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)	0.97%	0.94%	0.95%	1.00%	0.98%
Ratio of expenses, before waivers, to average net assets (b)(d)(e)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(d)(e)	0.22%	0.24%	0.21%	0.51%	0.05%
Ratio of net investment income (loss), before waivers, to average net assets(d)(e)	(0.16)%	(0.17)%	(0.19)%	0.16%	(0.32)%
Portfolio turnover rate (excluding short-term securities)	58.71%	55.51%	59.84%	59.48%	64.54%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.98%. Also effective March 16, 2015, the Adviser reduced the voluntary waiver to 0.37%.
(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.
(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.16	9.23	10.15	9.62	9.06
Income (loss) from investment operations:
Net investment income	0.42	0.44	0.46	0.48	0.48
Net realized and unrealized gains (losses)	0.04	0.95	(0.84)	0.53	0.56
Total from investment operations	0.46	1.39	(0.38)	1.01	1.04
Less distributions to shareholders from:
Net investment income	(0.42)	(0.44)	(0.46)	(0.48)	(0.48)
Net realized gain	(0.04)	(0.02)	(0.08)	-	-
Total distributions to shareholders	(0.46)	(0.46)	(0.54)	(0.48)	(0.48)
Net asset value, end of year	$10.16	10.16	9.23	10.15	9.62
Total return (a)	4.73%	15.29%	(3.77)%	10.66%	11.81%
Net assets, end of year (000s omitted)	$512,773	507,982	465,026	527,118	518,834
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.34%	0.33%	0.34%	0.36%	0.36%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(c)(d)	4.23%	4.48%	4.78%	4.79%	5.08%
Ratio of net investment income, before waivers, to average net assets(c)(d)	3.97%	4.21%	4.52%	4.55%	4.84%
Portfolio turnover rate (excluding short-term securities)	18.93%	22.25%	31.65%	28.06%	24.83%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.34%. Also effective March 16, 2015, the Adviser reduced the voluntary waiver to 0.26%.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
International Fund	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.41	15.76	13.33	12.23	14.33
Income (loss) from investment operations:
Net investment income	0.28	0.35	0.29	0.30	0.30
Net realized and unrealized gains (losses)	(0.31)	(1.08)	2.62	1.88	(2.08)
Total from investment operations	(0.03)	(0.73)	2.91	2.18	(1.78)
Less distributions to shareholders from:
Net investment income	(0.28)	(0.36)	(0.34)	(0.31)	(0.29)
Net realized gain	(0.08)	(0.26)	(0.14)	(0.77)	(0.03)
Total distributions to shareholders	(0.36)	(0.62)	(0.48)	(1.08)	(0.32)
Net asset value, end of year	$14.02	14.41	15.76	13.33	12.23
Total return (a)	(0.15)%	(4.70)%	21.85%	17.91%	(12.44)%
Net assets, end of year (000s omitted)	$491,184	481,943	511,904	408,059	305,071
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.69%	0.67%	0.66%	0.62%	0.77%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.87%	2.22%	1.99%	2.39%	2.15%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.56%	1.89%	1.65%	2.01%	1.92%
Portfolio turnover rate (excluding short-term securities)	18.49%	15.33%	22.54%	72.32%	36.93%

(a)	Total return figures are based on the change in net asset value of a share during the Year and assume reinvestment of distributions at net asset value.

(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 16, 2015, the investment advisory fee, net of voluntary waivers, increased to 0.69%. Also effective March 16, 2015, the Adviser reduced the voluntary waiver to 0.31%.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser reduced the voluntary waiver to 0.33%.

(e)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(f)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (Core Equity Fund), Clearwater Small Companies Fund (Small Companies Fund), Clearwater Tax-Exempt Bond Fund (Tax-Exempt Bond Fund), and Clearwater International Fund (International Fund), (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Effective January 29, 2015, the Trust terminated Knightsbridge Asset Management, LLC and Heartland Advisors, Inc., two of the subadvisers to the Core Equity Fund. Effective February 3, 2015 and February 4, 2015, respectively, the Trust engaged AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”) as two new subadvisers to the Core Equity Fund.

Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates, LLC (“Parametric”), AQR, OSAM and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s three other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the Russell 1000® Index as closely as possible without requiring the Fund to realize gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines

9	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

“small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. It is intended that the Fund holds a portion of its portfolio for more than two years to allow for the change that prompted the relevant security’s purchase to yield results. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets between subadvisers who employ distinct investment styles. The Fund currently allocates assets between the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management Corp. (“Keeley”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. All exempt interest income may increase certain corporate shareholders’ alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts, options, future contracts or options in future contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s four other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets in a passive management strategy so that, to the extent feasible, its portion of the

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

Fund’s holdings matches the holdings of the MSCI World ex-U.S. Index (net) as closely as possible. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued at the market price supplied by an independent pricing vendor provided such prices are believed to reflect the fair value of such securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

11	(Continued)

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Notes to Financial Statements

December 31, 2015

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Futures Contracts

The Core Equity Fund invests in long or short financial futures contracts for hedging purposes or to gain exposure to the equity market. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various securities and securities indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency

12	(Continued)

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Notes to Financial Statements

December 31, 2015

(d)	Forward Foreign Currency Exchange Contracts (continued)

exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(e)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(f)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

13	(Continued)

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Notes to Financial Statements

December 31, 2015

(g)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(h)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust. The Core Equity, Small Companies and International Funds currently invest in the U.S. Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(i)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the applicable Funds.

(j)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes. Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2012, 2013, 2014 and 2015 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2015 and 2014 was as follows:

14	(Continued)

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Notes to Financial Statements

December 31, 2015

	Tax-Exempt		Ordinary Income
	2015	2014	2015	2014
Core Equity Fund	$-	$-	$7,656,214	$7,119,857
Small Companies Fund	-	-	2,251,204	4,041,973
Tax-Exempt Bond Fund	21,378,310	21,739,172	449,770	683,862
International Fund	-	-	9,665,584	13,341,732

	Long-Term Capital Gains
	2015	2014
Core Equity Fund	$37,447,878	$17,853,920
Small Companies Fund	32,947,975	43,827,345
Tax-Exempt Bond Fund	1,682,556	350,149
International Fund	2,640,682	6,673,460

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$-	$-	$1,801	$91,738
Undistributed capital gain	701,742	4,310,646	16,964	12,673
Accumulated capital losses	-	-	(32,254)	(2,560,770)
Unrealized appreciation	222,813,647	19,569,444	27,069,343	90,917,798
Total	$223,515,389	$23,880,090	$27,055,854	$88,461,439

Distributions to shareholders from net investment income and net realized gain are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses and Partnerships gains and losses. The reclassifications utilized equalization accounting whereby a portion of redemption payments were treated as distributions. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2015, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

Equalization Reclassifications
	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund

Undistributed (overdistributed) net investment income	$(455,826)	$54,911	$59,396	$540,213
Accumulated net realized gain (loss)	(1,781,814)	(1,655,224)	(59,396)	(540,213)
APIC	2,237,640	1,600,313	-	-

(k)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended, December 31, 2015, Core Equity and Small Companies Funds had equalization that was applied to the distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected. Such equalization is recorded on the Statements of Changes in Net Assets.

(l)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(m)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

•	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2015.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total

Common Stocks	$475,501,959	$-	$-	$475,501,959
Master Limited Partnerships	3,714,344	-	-	3,714,344
Rights	-	-	1,702	1,702
Short-Term Investments	10,519,384	-	-	10,519,384
Total	$489,735,687	$-	$1,702	$489,737,389

(a)

For the Core Equity Fund, the investment value is comprised of equity securities, MLPs, rights and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity, MLPs and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. Two rights were deemed Level 3 classifications, as their trading was suspended pending corporate actions and these rights were valued at period end using the applicable company’s internally determined prices, which also factored in the terms of the applicable corporate actions and third party valuations.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2014.

There were no significant Level 3 valuations for which significant unobservable valuations inputs were developed at December 31, 2015.

17	(Continued)

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Notes to Financial Statements

December 31, 2015

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$280,712,243	$-	$-	$280,712,243
Investment Companies	5,938,691			5,938,691
Short-Term Investments	17,783,263	-	-	17,783,263
Total	$304,434,197	$-	$-	$304,434,197

(b)	For the Small Companies Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2014.

18	(Continued)

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Notes to Financial Statements

December 31, 2015

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$27,464,532	$-	$-	$27,464,532
Municipal Bonds
Airport	-	2,891,010	-	2,891,010
Bond Bank	-	2,436,791	-	2,436,791
Development	-	33,040,543	296,001	33,336,544
Education	-	39,788,959	-	39,788,959
Facilities	-	3,573,931	-	3,573,931
General	-	46,241,532	5,115	46,246,647
General Obligation	-	20,489,054	-	20,489,054
Higher Education	-	19,254,759	-	19,254,759
Housing	-	34,957,899	-	34,957,899
Medical	-	45,552,425	98,000	45,650,425
Mello-Roos	-	2,044,510	-	2,044,510
Multifamily Housing	-	34,066,726	-	34,066,726
Nursing Home	-	50,403,430	-	50,403,430
Power	-	4,689,336	-	4,689,336
School District	-	31,283,246	-	31,283,246
Single Family Housing	-	75,250,339	-	75,250,339
Student Loan	-	2,272,500	-	2,272,500
Tobacco Settlement	-	731,016	-	731,016
Transportation	-	9,597,627	-	9,597,627
Utilities	-	1,978,578	-	1,978,578
Water	-	8,046,389	-	8,046,389
Short-Term Investments	14,220,233	-	-	14,220,233
Total	$41,684,765	$468,590,600	$399,116	$510,674,481

(c)	For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

As of December 31, 2015, the Valuation Committee determined the fair valuation of municipal bonds based on inputs such as the last traded price at the time of significant events or the default of a municipal bond in addition to the consideration of recent developments relating to a credit review of a municipal bond as well as observations and the nature of similar securities which are not currently openly traded in the active market. Such investments have been classified as Level 3 instruments.

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2015, the Tax-Exempt Bond Fund there were no transfers from Level 1 to Level 2 classifications based on levels assigned to the securities on December 31, 2014.

There were no significant Level 3 valuations for which significant unobservable valuations inputs were developed at December 31, 2015.

20	(Continued)

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Notes to Financial Statements

December 31, 2015

	International Fund (d)
	Level 1	Level 2	Level 3		Total

Common Stocks
Hong Kong	$15,042,034	$-	$-		$15,042,034
Thailand	-	638,534	-	*	638,534
All other countries	448,035,613	-	-		448,035,613
Master Limited Partnerships	1,632,693	-	-		1,632,693
Preferred Stock	2,729,012	-	-		2,729,012
Rights
Singapore	-	51	-		51
Investment Companies	919,080	-	-		919,080
Short-Term Investments	17,987,135	-	-		17,987,135
Total	$486,345,567	$638,585	$-		$486,984,152

*Security is worth less than $1.

(d)	For the International Fund, the investment value is comprised of equity securities, MLPs, rights, investment companies and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity, MLPs, investment companies and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights are generally determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. At December 31, 2015, two rights were theoretically valued based on the terms of such rights and the valuations of the underlying securities, resulting in Level 2 classifications. Two Thailand based securities were valued based on the prices of similar securities as there was not any active trading on the securities’ foreign lines resulting in Level 2 classifications.

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Notes to Financial Statements

December 31, 2015

International Fund
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$-	$51,181	$-	$51,181

Liabilities
Forward foreign currency exchange contracts	-	(45,312)	-	(45,312)

Net Other Financial Instruments	$-	$5,869	$-	$5,869

The forward foreign currency exchange contracts outstanding at December 31, 2015 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

22	(Continued)

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Notes to Financial Statements

December 31, 2015

The International Fund records all transfers between levels based on valuations at the end of each reporting period.

At December 31, 2015, the International Fund had transfers from Level 2 to Level 1 classifications from December 31, 2014 to December 31, 2015 as disclosed below:

Transfers from Level 2 to Level 1
Country	Value	Reason
Common Stocks
Australia	$21,183,904	Unadjusted valuations at last trade or closing price
Austria	1,004,600	Unadjusted valuations at last trade or closing price
Belgium	5,602,775	Unadjusted valuations at last trade or closing price
Brazil	1,931,295	Unadjusted valuations at last trade or closing price
Canada	23,331,009	Unadjusted valuations at last trade or closing price
Chile	96,519	Unadjusted valuations at last trade or closing price
China	7,436,242	Unadjusted valuations at last trade or closing price
Denmark	11,624,111	Unadjusted valuations at last trade or closing price
Finland	4,525,544	Unadjusted valuations at last trade or closing price
France	23,973,239	Unadjusted valuations at last trade or closing price
Germany	24,883,538	Unadjusted valuations at last trade or closing price
Greece	67,740	Unadjusted valuations at last trade or closing price
Hong Kong	13,586,046	Unadjusted valuations at last trade or closing price
Ireland	3,791,342	Unadjusted valuations at last trade or closing price
Israel	384,400	Unadjusted valuations at last trade or closing price
Italy	7,193,424	Unadjusted valuations at last trade or closing price
Japan	67,134,346	Unadjusted valuations at last trade or closing price
Mexico	49,828	Unadjusted valuations at last trade or closing price
Netherlands	13,306,760	Unadjusted valuations at last trade or closing price
New Zealand	265,665	Unadjusted valuations at last trade or closing price

23	(Continued)

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Notes to Financial Statements

December 31, 2015

Transfers from Level 2 to Level 1
Country	Value	Reason
Norway	$2,771,201	Unadjusted valuations at last trade or closing price
Philippines	661,144	Unadjusted valuations at last trade or closing price
Portugal	317,027	Unadjusted valuations at last trade or closing price
Singapore	2,762,532	Unadjusted valuations at last trade or closing price
South Africa	2,290,079	Unadjusted valuations at last trade or closing price
South Korea	7,248,488	Unadjusted valuations at last trade or closing price
Spain	8,565,934	Unadjusted valuations at last trade or closing price
Sweden	5,605,363	Unadjusted valuations at last trade or closing price
Switzerland	32,099,820	Unadjusted valuations at last trade or closing price
Taiwan	1,566,597	Unadjusted valuations at last trade or closing price
United Kingdom	67,626,578	Unadjusted valuations at last trade or closing price
United States	552,541	Unadjusted valuations at last trade or closing price
Preferred Stock
Germany	1,256,241	Unadjusted valuations at last trade or closing price
South Korea	190,742	Unadjusted valuations at last trade or closing price
Total	$364,886,614

24	(Continued)

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Notes to Financial Statements

December 31, 2015

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2015, were as follows:

	Purchases	Sales
Core Equity Fund	$481,571,843	$520,939,178
Small Companies Fund	182,491,802	207,437,136
Tax-Exempt Bond Fund	92,838,129	94,042,886
International Fund	105,693,699	89,811,560

(5)	Capital Share Transactions

Transactions in capital shares for the fiscal year ended December 31, 2015 and the fiscal year ended December 31, 2014, were as follows:

	Core Equity Fund		Small Companies Fund
	2015	2014	2015	2014
Sold	167,034	76,703	1,163,619	375,718
Issued for reinvestment of distributions	1,281,731	625,596	2,070,540	2,336,228
Redeemed	(1,333,010)	(823,611)	(2,262,541)	(1,611,217)
Net Increase (decrease)	115,755	(121,312)	971,618	1,100,729

	Tax-Exempt Bond Fund		International Fund
	2015	2014	2015	2014
Sold	2,331,345	1,888,829	2,003,543	897,252
Issued for reinvestment of distributions	2,431,950	2,303,187	894,351	1,374,670
Redeemed	(4,258,540)	(4,609,524)	(1,314,000)	(1,309,596)
Net Increase (decrease)	504,755	(417,508)	1,583,894	962,326

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2015 through the fiscal year ended December 31, 2015, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

	Short-Term	Long-Term	Total
Core Equity Fund	$-	$-	$-
Small Companies Fund	-	-	-
Tax-Exempt Bond Fund	(46,837)	79,091	32,254
International Fund	1,158,372	1,402,398	2,560,770

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. Effective March 16, 2015, the voluntary waiver for the Core Equity Fund was increased to 0.50%, while the voluntary waivers for the Small Companies, Tax-Exempt Bond and International Funds were reduced to 0.37%, 0.26% and 0.31%, respectively. For the year ended December 31, 2015, the management fees actually paid by the Core Equity, Small Companies, Tax-Exempt Bond and International Funds, net of voluntary waivers, are 0.44%, 0.96%, 0.34% and 0.68%, respectively. As of December 31, 2015, the management fees in place, net of voluntary waivers, for the Core Equity, Small Companies, Tax-Exempt Bond, and International Funds are 0.40%, 0.98%, 0.34%, and 0.69%, respectively. The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Core Equity Fund, payable to Parametric and OSAM is equal to an annual rate of 0.15% and 0.35% of the portions of net assets managed, respectively.

Effective January 29, 2015, the subadvisory fee for the Core Equity Fund, payable to Osterweis for Osterweis’s portion of net assets managed was changed and is now based on the annual rates in the below table. Prior to January 29, 2015, the subadvisory fee payable to Osterweis was equal to an annual rate of 0.75% of the portion of net assets managed.

Osterweis
First $25 Million	0.75%
Next $75 Million	0.65%
Over $100 Million	0.55%

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

The subadvisory fee for the Core Equity Fund, payable to AQR for AQR’s portion of net assets managed is based on the following annual rates:

AQR
All assets while assets are below $100 Million	0.375%
All assets while assets are at or above $100 Million	0.35%

The subadvisory fee for the Small Companies Fund, payable to Kennedy and Keeley for each of their respective portions of net assets managed is based on the following annual rates:

Kennedy
First $50 Million	0.85%
Over $50 Million	0.80%

Keeley
First $2 Million	1.00%
Next $8 Million	0.85%
Over $10 Million	0.70%

The subadvisory fee for the Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
First $20 Million	0.40%
Next $30 Million	0.30%
Next $25 Million	0.25%
Next $175 Million	0.20%
Over $250 Million	0.18%

The subadvisory fee for the International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portions of net assets managed, respectively.

27	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

The subadvisory fee for the International Fund, payable to Artisan Partners, Denver, and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan Partners
First $50 Million	0.80%
Next $50 Million	0.60%
Over $100 Million	0.50%

Denver
First $10 Million	1.25%
Over $10 Million	0.85%

Templeton
First $25 Million	0.95%
Next $25 Million	0.85%
Next $50 Million	0.75%
Next $150 Million	0.65%
Next $250 Million	0.55%
Over $500 Million	0.50%

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

28	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

(8)	Derivative Instruments

Information concerning the types of derivatives in which the Core Equity Fund and the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2015, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements. There were no derivative instruments held in the Core Equity Fund as of December 31, 2015.

ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Counterparty
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$51,181	Unrealized depreciation on forward foreign currency exchange contracts	$45,312	$5,869	Northern Trust

The following tables set forth by primary risk exposure the Core Equity Fund’s net realized gain (loss) on futures contracts and the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the fiscal year ended December 31, 2015:

Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
Core Equity Fund	Equity index futures contracts	Net realized gain (loss) on futures contracts	$(10,606)	Core Equity Fund	Equity index futures contracts	Net increase (decrease) in unrealized appreciation/depreciation on futures contracts	$-

International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) loss on forward foreign currency exchange contracts	$475,193	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$(508,234)

29	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2015

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Core Equity Fund, the number of transactions and weighted average notional amounts of equity index futures contracts and, for the International Fund, the number of transactions and weighted average notional amounts of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the fiscal year ended December 31, 2015.

Core Equity Fund		International Fund
Equity Index Futures Contracts		Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount	Number of Transactions	Weighted Average Notional Amount
1	$3,464,436	10	$130,918,741

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded that the following subsequent event took place: Effective January 1, 2016 the annual rates on which the subadvisory fee payable to AQR for AQR’s portion of net assets managed for the Core Equity Fund are based were changed from: All assets while assets are below $100 Million – 0.375% and all assets while assets are at or above $100 Million – 0.35% to 0.35% flat rate.

30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
3,287	AARON’S, INC.	$111,298	73,596
3,000	ADVANCE AUTO PARTS, INC.	288,060	451,530
6,544	AMAZON.COM, INC.(b)	483,157	4,423,024
4,920	AMC NETWORKS, INC., CLASS A(b)	271,744	367,426
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	51,150
1,300	AUTOLIV, INC.(c)	29,595	162,201
3,709	AUTONATION, INC.(b)	232,500	221,279
1,739	AUTOZONE, INC.(b)	1,001,211	1,290,181
36,979	BED BATH & BEYOND, INC.(b)	1,883,185	1,784,237
1,400	BIG LOTS, INC.	15,477	53,956
4,400	BORGWARNER, INC.	51,799	190,212
750	BRINKER INTERNATIONAL, INC.	10,084	35,962
2,178	BRUNSWICK CORP.	114,880	110,011
15,960	CABELA’S, INC.(b)	655,925	745,811
300	CABLE ONE, INC.	113,966	130,098
4,168	CARMAX, INC.(b)	50,984	224,947
10,233	CARNIVAL CORP.	477,313	557,494
1,877	CARTER’S, INC.	163,750	167,109
39,755	CBS CORP., CLASS B (NON VOTING)	1,543,797	1,873,653
12,870	CHARTER COMMUNICATIONS, INC., CLASS A(b)	1,695,797	2,356,497
600	CHICO’S FAS, INC.	5,619	6,402
41,844	CINEMARK HOLDINGS, INC.	951,055	1,398,845
9,400	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A(b)	8,052	52,546
5,000	COACH, INC.	19,161	163,650
30,200	COMCAST CORP., CLASS A	469,412	1,704,186
1,345	CST BRANDS, INC.	11,311	52,643
13,874	D.R. HORTON, INC.	294,006	444,384
5,793	DARDEN RESTAURANTS, INC.	242,013	368,667
7,148	DELPHI AUTOMOTIVE PLC(c)	594,295	612,798
2,400	DEVRY EDUCATION GROUP, INC.	44,808	60,744
7,787	DICK’S SPORTING GOODS, INC.	302,168	275,270
4,666	DISCOVERY COMMUNICATIONS, INC., CLASS A(b)	131,865	124,489
5,117	DOLLAR GENERAL CORP.	349,426	367,759
17,992	DOLLAR TREE, INC.(b)	923,396	1,389,342
900	DOMINO’S PIZZA, INC.	90,041	100,125
8,385	DSW, INC., CLASS A	205,950	200,066
3,710	EXPEDIA, INC.	274,189	461,153
13,992	FOOT LOCKER, INC.	722,804	910,739
71,768	FORD MOTOR CO.	548,534	1,011,211
9,868	GAMESTOP CORP., CLASS A	281,290	276,699
2,850	GANNETT CO., INC.	10,265	46,426
4,100	GAP (THE), INC.	58,946	101,270
2,200	GARMIN LTD.(c)	40,557	81,774
9,726	GENERAL MOTORS CO.	336,306	330,781
21,679	GENTEX CORP.	214,551	347,081
4,250	GENUINE PARTS CO.	179,436	365,032
6,788	GNC HOLDINGS, INC., CLASS A	202,358	210,564
12,145	GOODYEAR TIRE & RUBBER (THE) CO.	377,069	396,777
45,678	GROUPON, INC.(b)	167,189	140,231
11,540	H&R BLOCK, INC.	146,952	384,397
2,000	HANESBRANDS, INC.	10,393	58,860
6,750	HARLEY-DAVIDSON, INC.	39,547	306,382
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	405,103
4,704	HASBRO, INC.	336,763	316,861
48,111	HOME DEPOT (THE), INC.	2,193,710	6,362,680
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	363,168
107	J. ALEXANDER’S HOLDINGS, INC.(b)	481	1,168
7,404	J.C. PENNEY CO., INC.(b)	67,698	49,311
3,150	JARDEN CORP.(b)	25,277	179,928
1,100	JOHNSON CONTROLS, INC.	27,632	43,439
14,386	KOHL’S CORP.	408,272	685,205
18,563	L BRANDS, INC.	1,170,498	1,778,707
2,338	LAS VEGAS SANDS CORP.	14,654	102,498
10,022	LEAR CORP.	983,800	1,231,002
1,800	LEGGETT & PLATT, INC.	79,087	75,636
2,900	LENNAR CORP., CLASS A	38,265	141,839
783	LIBERTY BROADBAND CORP., CLASS A(b)	1,186	40,442

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
1,566	LIBERTY BROADBAND CORP., CLASS C(b)	$2,222	81,213
291	LIBERTY GLOBAL PLC LILAC, CLASS A(b)(c)	2,824	12,039
368	LIBERTY GLOBAL PLC LILAC, CLASS C(b)(c)	4,387	15,824
5,832	LIBERTY GLOBAL PLC, CLASS A(b)(c)	48,578	247,044
41,239	LIBERTY GLOBAL PLC, SERIES C(b)(c)	1,430,734	1,681,314
75,965	LIBERTY INTERACTIVE CORP. QVC GROUP, CLASS A(b)	1,107,115	2,075,364
3,132	LIBERTY MEDIA CORP., CLASS A(b)	3,690	122,931
6,264	LIBERTY MEDIA CORP., CLASS C(b)	6,877	238,533
1,580	LIBERTY TRIPADVISOR HOLDINGS, INC., CLASS A(b)	11,997	47,937
2,973	LIBERTY VENTURES, SERIES A(b)	15,728	134,112
1,200	LKQ CORP.(b)	14,970	35,556
33,118	LOWE’S COS., INC.	1,817,686	2,518,293
10,249	MACY’S, INC.	289,607	358,510
4,764	MAGNA INTERNATIONAL, INC.(c)	236,572	193,228
7,705	MARRIOTT INTERNATIONAL, INC., CLASS A	268,964	516,543
496	MARRIOTT VACATIONS WORLDWIDE CORP.	3,643	28,247
10,507	MCDONALD’S CORP.	405,723	1,241,297
6,600	MGM RESORTS INTERNATIONAL(b)	54,921	149,952
9,564	MICHAELS (THE) COS., INC.(b)	219,830	211,460
896	MOHAWK INDUSTRIES, INC.(b)	83,327	169,693
600	MURPHY USA, INC.(b)	4,392	36,444
4,900	NETFLIX, INC.(b)	41,142	560,462
2,200	NEWELL RUBBERMAID, INC.	26,950	96,976
6,475	NEWS CORP., CLASS A	28,965	86,506
41,690	NIKE, INC., CLASS B	1,455,626	2,605,625
4,300	NORDSTROM, INC.	45,233	214,183
100	NVR, INC.(b)	128,601	164,300
2,195	OMNICOM GROUP, INC.	52,802	166,074
6,970	O’REILLY AUTOMOTIVE, INC.(b)	1,096,083	1,766,337
1,500	PANERA BREAD CO., CLASS A(b)	69,667	292,170
2,782	PENSKE AUTOMOTIVE GROUP, INC.	134,562	117,790
800	PRICELINE GROUP (THE), INC.(b)	194,799	1,019,960
14,100	PULTEGROUP, INC.	58,797	251,262
2,881	PVH CORP.	232,484	212,186
1,500	RALPH LAUREN CORP.	31,320	167,220
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	26,428	56,610
16,426	ROSS STORES, INC.	387,477	883,883
6,200	ROYAL CARIBBEAN CRUISES LTD.	152,757	627,502
10,400	SERVICE CORP. INTERNATIONAL	74,152	270,608
11,700	SKECHERS U.S.A., INC., CLASS A(b)	240,497	353,457
23,117	STAPLES, INC.	310,563	218,918
57,606	STARBUCKS CORP.	1,734,164	3,458,088
710	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	14,193	49,189
19,301	TARGET CORP.	924,869	1,401,446
5,700	TEGNA, INC.	40,935	145,464
1,000	TEMPUR SEALY INTERNATIONAL, INC.(b)	31,500	70,460
2,000	TESLA MOTORS, INC.(b)	137,158	480,020
3,906	THOR INDUSTRIES, INC.	130,245	219,322
4,200	TIFFANY & CO.	122,192	320,418
5,679	TIME WARNER CABLE, INC.	183,138	1,053,966
21,033	TIME WARNER, INC.	457,012	1,360,204
2,629	TIME, INC.	19,683	41,196
16,572	TJX (THE) COS., INC.	540,209	1,175,121
1,466	TOPBUILD CORP.(b)	11,809	45,109
2,204	TRACTOR SUPPLY CO.	197,520	188,442
54,890	TRI POINTE GROUP, INC.(b)	784,594	695,456
2,210	TRIPADVISOR, INC.(b)	42,908	188,403
12,400	TWENTY-FIRST CENTURY FOX, INC., CLASS A	79,285	336,784
600	ULTA SALON COSMETICS & FRAGRANCE, INC.(b)	79,252	111,000
1,000	UNDER ARMOUR, INC., CLASS A(b)	23,330	80,610
5,885	URBAN OUTFITTERS, INC.(b)	148,401	133,884
6,800	VF CORP.	87,065	423,300
14,030	VIACOM, INC., CLASS B	580,331	577,475
800	VISTEON CORP.(b)	33,968	91,600
29,560	WALT DISNEY (THE) CO.	578,637	3,106,165
3,472	WHIRLPOOL CORP.	329,535	509,933
5,475	WYNDHAM WORLDWIDE CORP.	24,501	397,759
1,600	WYNN RESORTS LTD.	32,322	110,704

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
9,016	YUM! BRANDS, INC.	$78,831	658,619
		41,213,935	77,476,354	15.73%
Consumer Staples:
42,092	ALTRIA GROUP, INC.	845,251	2,450,175
44,800	ARCHER-DANIELS-MIDLAND CO.	1,728,581	1,643,264
2,916	BROWN-FORMAN CORP., CLASS B	57,343	289,500
4,000	CHURCH & DWIGHT CO., INC.	100,310	339,520
9,470	CLOROX (THE) CO.	957,970	1,201,080
61,381	COCA-COLA (THE) CO.	927,204	2,636,928
1,026	COCA-COLA ENTERPRISES, INC.	52,006	50,520
14,780	COLGATE-PALMOLIVE CO.	422,681	984,644
1,900	CONAGRA FOODS, INC.	33,608	80,104
4,600	CONSTELLATION BRANDS, INC., CLASS A	63,227	655,224
12,576	COSTCO WHOLESALE CORP.	945,525	2,031,024
4,100	COTY, INC., CLASS A	79,479	105,083
470	CRIMSON WINE GROUP LTD.(b)	2,671	4,136
17,406	CVS HEALTH CORP.	1,187,680	1,701,785
14,985	DIAGEO PLC ADR(c)(d)	1,148,602	1,634,414
24,111	DR. PEPPER SNAPPLE GROUP, INC.	1,551,889	2,247,145
397	EDGEWELL PERSONAL CARE CO.	15,226	31,113
397	ENERGIZER HOLDINGS, INC.	5,307	13,522
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	328,816
4,932	FLOWERS FOODS, INC.	85,588	105,989
12,400	GENERAL MILLS, INC.	277,055	714,984
3,300	HERBALIFE LTD.(b)	45,262	176,946
1,642	HERSHEY (THE) CO.	60,568	146,581
2,400	HORMEL FOODS CORP.	43,206	189,792
4,400	INGREDION, INC.	269,819	421,696
1,600	JM SMUCKER (THE) CO.	64,617	197,344
5,800	KEURIG GREEN MOUNTAIN, INC.	122,296	521,884
1,550	KIMBERLY-CLARK CORP.	69,760	197,315
135,893	KONINKLIJKE AHOLD N.V. ADR(c)(d)	2,545,607	2,872,099
7,279	KRAFT HEINZ (THE) CO.	89,966	529,620
55,790	KROGER (THE) CO.	1,281,551	2,333,696
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	59,892
2,200	MEAD JOHNSON NUTRITION CO.	103,422	173,690
4,600	MOLSON COORS BREWING CO., CLASS B	296,175	432,032
22,838	MONDELEZ INTERNATIONAL, INC., CLASS A	194,577	1,024,056
2,900	MONSTER BEVERAGE CORP.(b)	253,105	431,984
4,924	NU SKIN ENTERPRISES, INC., CLASS A	174,547	186,570
25,391	PEPSICO, INC.	923,209	2,537,069
30,132	PHILIP MORRIS INTERNATIONAL, INC.	261,758	2,648,904
6,000	PINNACLE FOODS, INC.	219,854	254,760
200	POST HOLDINGS, INC.(b)	4,616	12,340
37,760	PROCTER & GAMBLE (THE) CO.	640,170	2,998,522
5,896	REYNOLDS AMERICAN, INC.	28,919	272,100
1,900	SPECTRUM BRANDS HOLDINGS, INC.	176,648	193,420
8,000	SYSCO CORP.	124,114	328,000
10,601	TYSON FOODS, INC., CLASS A	237,958	565,351
29,200	WALGREENS BOOTS ALLIANCE, INC.	1,044,743	2,486,526
4,023	WAL-MART STORES, INC.	73,562	246,610
8,800	WHOLE FOODS MARKET, INC.	116,393	294,800
		20,046,181	41,982,569	8.53%
Energy:
4,746	ANADARKO PETROLEUM CORP.	106,963	230,561
800	BAKER HUGHES, INC.	24,230	36,920
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	303,360
33,195	CHEVRON CORP.	1,449,959	2,986,222
400	CIMAREX ENERGY CO.	24,076	35,752
6,474	CNOOC LTD. ADR(c)(d)	755,324	675,756
6,900	COLUMBIA PIPELINE GROUP, INC.	67,929	138,000
1,700	CONCHO RESOURCES, INC.(b)	49,631	157,862
25,044	CONOCOPHILLIPS	447,749	1,169,304
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	45,960
4,700	CVR ENERGY, INC.	185,803	184,945
9,600	EOG RESOURCES, INC.	62,765	679,584
4,000	EQT CORP.	132,900	208,520

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
61,451	EXXON MOBIL CORP.	$2,358,896	4,790,105
2,400	FMC TECHNOLOGIES, INC.(b)	33,690	69,624
2,291	FRANK’S INTERNATIONAL N.V.(c)	38,740	38,237
244,521	GAZPROM PAO ADR(c)(d)	1,104,137	897,392
11,258	HALLIBURTON CO.	162,587	383,222
3,100	HELMERICH & PAYNE, INC.	39,003	166,005
10,797	HESS CORP.	549,205	523,439
7,307	HOLLYFRONTIER CORP.	213,260	291,476
7,312	KINDER MORGAN, INC.	64,699	109,095
62,103	MARATHON PETROLEUM CORP.	2,829,948	3,219,420
2,400	MURPHY OIL CORP.	27,663	53,880
47,201	NATIONAL OILWELL VARCO, INC.	1,755,261	1,580,762
7,000	NEWFIELD EXPLORATION CO.(b)	206,807	227,920
3,800	NOBLE ENERGY, INC.	20,499	125,134
6,000	OCCIDENTAL PETROLEUM CORP.	54,283	405,660
2,300	OCEANEERING INTERNATIONAL, INC.	58,863	86,296
2,000	ONEOK, INC.	27,592	49,320
4,745	PBF ENERGY, INC., CLASS A	157,025	174,663
15,250	PHILLIPS 66	318,751	1,247,450
3,200	PIONEER NATURAL RESOURCES CO.	48,507	401,216
16,800	SCHLUMBERGER LTD.	367,601	1,171,800
9,954	SPECTRA ENERGY CORP.	137,808	238,299
10,750	TESORO CORP.	862,535	1,132,728
73,640	VALERO ENERGY CORP.	3,491,060	5,207,084
1,600	WILLIAMS (THE) COS., INC.	33,917	41,120
		18,415,419	29,484,093	5.99%
Financials:
4,842	ACE LTD.(c)	408,747	565,788
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,653	175,736
38,598	AFLAC, INC.	2,042,143	2,312,020
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	110,158	189,756
4,011	ALLEGHANY CORP.(b)	1,228,124	1,916,977
9,942	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	155,197	369,743
46,860	ALLSTATE (THE) CORP.	2,649,912	2,909,537
18,333	AMERICAN EXPRESS CO.	546,904	1,275,060
4,900	AMERICAN FINANCIAL GROUP, INC.	220,290	353,192
29,813	AMERICAN INTERNATIONAL GROUP, INC.	1,126,554	1,847,512
3,450	AMERICAN TOWER CORP.	159,151	334,477
5,191	AMERIPRISE FINANCIAL, INC.	160,907	552,426
4,500	AMTRUST FINANCIAL SERVICES, INC.	234,575	277,110
4,748	AON PLC(c)	110,582	437,813
5,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	119,782	225,289
13,309	ARCH CAPITAL GROUP LTD.(b)(c)	708,971	928,303
1,600	ARTHUR J GALLAGHER & CO.	34,040	65,504
1,398	ASPEN INSURANCE HOLDINGS LTD.(c)	68,982	67,523
3,116	ASSOCIATED BANC-CORP	61,095	58,425
5,629	ASSURANT, INC.	278,461	453,360
14,090	ASSURED GUARANTY LTD.(c)	367,190	372,399
734	AVALONBAY COMMUNITIES, INC.	31,138	135,151
4,327	AXIS CAPITAL HOLDINGS LTD.(c)	209,054	243,264
231,627	BANK OF AMERICA CORP.	2,273,174	3,898,282
26,545	BANK OF NEW YORK MELLON (THE) CORP.	708,754	1,094,185
15,669	BB&T CORP.	372,180	592,445
16,100	BERKSHIRE HATHAWAY, INC., CLASS B(b)	1,291,772	2,125,844
2,500	BIOMED REALTY TRUST, INC.	43,113	59,225
3,388	BOSTON PROPERTIES, INC.	171,468	432,106
2,600	BRANDYWINE REALTY TRUST	28,512	35,516
900	CAMDEN PROPERTY TRUST	24,065	69,084
16,557	CAPITAL ONE FINANCIAL CORP.	657,737	1,195,084
450	CARE CAPITAL PROPERTIES, INC.	9,068	13,756
7,600	CBRE GROUP, INC., CLASS A(b)	222,808	262,808
21,400	CHARLES SCHWAB (THE) CORP.	186,608	704,702
3,540	CHIMERA INVESTMENT CORP.	32,047	48,286
2,700	CHUBB (THE) CORP.	86,607	358,128
1,164	CINCINNATI FINANCIAL CORP.	71,014	68,874
2,100	CIT GROUP, INC.	73,090	83,370
40,860	CITIGROUP, INC.	1,710,839	2,114,505
3,755	CITIZENS FINANCIAL GROUP, INC.	90,954	98,343

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
965	CME GROUP, INC.	$35,563	87,429
2,750	CNA FINANCIAL CORP.	85,964	96,662
4,800	CORPORATE OFFICE PROPERTIES TRUST	106,129	104,784
1,545	CORRECTIONS CORP. OF AMERICA	23,098	40,927
911	CREDIT ACCEPTANCE CORP.(b)	172,104	194,972
4,600	CROWN CASTLE INTERNATIONAL CORP.	194,396	397,670
8,500	DDR CORP.	108,884	143,140
18,200	DIGITAL REALTY TRUST, INC.	1,176,467	1,376,284
16,287	DISCOVER FINANCIAL SERVICES	233,079	873,309
5,200	DOUGLAS EMMETT, INC.	55,202	162,136
1,700	DUKE REALTY CORP.	28,468	35,734
11,007	E*TRADE FINANCIAL CORP.(b)	191,896	326,247
3,309	EAST WEST BANCORP, INC.	116,956	137,522
2,726	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	141,555	174,437
27,190	EPR PROPERTIES	1,538,403	1,589,255
945	EQUINIX, INC.	81,596	285,768
8,300	EQUITY COMMONWEALTH(b)	215,883	230,159
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,862	53,336
8,216	EQUITY RESIDENTIAL	331,618	670,343
875	ESSEX PROPERTY TRUST, INC.	105,181	209,484
14,778	EVEREST RE GROUP LTD.(c)	2,621,387	2,705,704
900	FEDERAL REALTY INVESTMENT TRUST	48,326	131,490
43,645	FIFTH THIRD BANCORP	579,624	877,265
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	103,268
36,400	FIRST HORIZON NATIONAL CORP.	273,237	528,528
15,200	FIRST NIAGARA FINANCIAL GROUP, INC.	120,688	164,920
1,863	FNF GROUP	21,555	64,590
620	FNFV GROUP(b)	2,893	6,963
766	FOUR CORNERS PROPERTY TRUST, INC.(b)	5,008	18,507
10,077	FRANKLIN RESOURCES, INC.	189,834	371,035
6,400	GENERAL GROWTH PROPERTIES, INC.	122,757	174,144
7,700	GENWORTH FINANCIAL, INC., CLASS A(b)	31,801	28,721
14,100	GOLDMAN SACHS GROUP (THE), INC.	1,764,725	2,541,243
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	244,020
41,158	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	1,685,214	1,788,727
7,000	HCP, INC.	101,081	267,680
4,250	HEALTHCARE TRUST OF AMERICA, INC., CLASS A	95,672	114,623
1,800	HOSPITALITY PROPERTIES TRUST	23,559	47,070
16,122	HOST HOTELS & RESORTS, INC.	138,445	247,311
678	HOWARD HUGHES (THE) CORP.(b)	20,502	76,722
49,009	HUNTINGTON BANCSHARES, INC.	318,046	542,040
701	INTERCONTINENTAL EXCHANGE, INC.	89,127	179,638
11,400	INVESCO LTD.	176,068	381,672
33,700	JANUS CAPITAL GROUP, INC.	222,792	474,833
2,200	JONES LANG LASALLE, INC.	277,845	351,692
87,326	JPMORGAN CHASE & CO.	3,197,806	5,766,136
40,062	KEYCORP	465,691	528,418
600	KILROY REALTY CORP.	31,529	37,968
8,201	KIMCO REALTY CORP.	94,870	216,998
4,200	LAMAR ADVERTISING CO., CLASS A	54,181	251,916
3,752	LEGG MASON, INC.	52,584	147,191
1,100	LIBERTY PROPERTY TRUST	23,627	34,155
1,100	LINCOLN NATIONAL CORP.	22,715	55,286
4,800	LOEWS CORP.	96,218	184,320
2,787	M&T BANK CORP.	210,712	337,729
5,123	MACERICH (THE) CO.	119,436	413,375
644	MARKEL CORP.(b)	422,377	568,877
3,378	MARSH & MCLENNAN COS., INC.	79,972	187,310
3,600	MCGRAW HILL FINANCIAL, INC.	84,305	354,888
4,600	MERCURY GENERAL CORP.	235,539	214,222
16,471	METLIFE, INC.	770,434	794,067
1,200	MID-AMERICA APARTMENT COMMUNITIES, INC.	78,164	108,972
2,200	MOODY’S CORP.	77,502	220,748
21,600	MORGAN STANLEY	332,129	687,096
800	MORNINGSTAR, INC.	32,901	64,328
3,900	MSCI, INC.	124,722	281,307
5,900	NASDAQ, INC.	240,309	343,203
12,600	NAVIENT CORP.	86,630	144,270

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
12,797	NEW YORK COMMUNITY BANCORP, INC.	$175,693	208,847
602	NORTHERN TRUST CORP.	27,467	43,398
10,059	OLD REPUBLIC INTERNATIONAL CORP.	182,682	187,399
5,177	PACWEST BANCORP	95,285	223,129
1,800	PARTNERRE LTD.(c)	96,426	251,532
4,385	PLUM CREEK TIMBER CO., INC.	105,969	209,252
13,476	PNC FINANCIAL SERVICES GROUP (THE), INC.	581,111	1,284,398
8,040	POPULAR, INC.(c)	229,520	227,854
1,600	POST PROPERTIES, INC.	97,204	94,656
8,619	PRINCIPAL FINANCIAL GROUP, INC.	323,376	387,683
35,391	PROGRESSIVE (THE) CORP.	993,019	1,125,434
10,169	PROLOGIS, INC.	257,893	436,453
15,377	PRUDENTIAL FINANCIAL, INC.	824,832	1,251,842
1,461	PUBLIC STORAGE	119,727	361,890
6,972	RAYONIER, INC.	74,591	154,778
2,700	REALTY INCOME CORP.	57,130	139,401
3,900	REGENCY CENTERS CORP.	88,714	265,668
55,374	REGIONS FINANCIAL CORP.	478,300	531,590
3,371	REINSURANCE GROUP OF AMERICA, INC.	296,860	288,389
1,379	RENAISSANCERE HOLDINGS LTD.(c)	146,120	156,089
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	84,614	144,746
48	RMR GROUP (THE), INC., CLASS A(b)	626	694
3,151	ROYAL BANK OF CANADA(c)	75,538	168,831
7,500	SEI INVESTMENTS CO.	108,537	393,000
400	SIGNATURE BANK(b)	29,712	61,348
3,595	SIMON PROPERTY GROUP, INC.	148,165	699,012
1,900	SL GREEN REALTY CORP.	58,204	214,662
12,600	SLM CORP.(b)	48,157	82,152
3,600	STATE STREET CORP.	149,287	238,896
18,572	SUNTRUST BANKS, INC.	579,676	795,624
259	SVB FINANCIAL GROUP(b)	33,084	30,795
4,704	SYNOVUS FINANCIAL CORP.	83,310	152,316
6,349	T. ROWE PRICE GROUP, INC.	125,884	453,890
2,100	TAUBMAN CENTERS, INC.	57,233	161,112
14,946	TCF FINANCIAL CORP.	157,745	211,038
2,600	TFS FINANCIAL CORP.	25,038	48,958
7,868	TORCHMARK CORP.	240,368	449,735
35,582	TRAVELERS (THE) COS., INC.	3,114,881	4,015,785
22,941	U.S. BANCORP	538,078	978,892
4,100	UDR, INC.	65,319	154,037
50,542	UNUM GROUP	1,633,374	1,682,543
1,300	URBAN EDGE PROPERTIES	18,730	30,485
6,518	VALIDUS HOLDINGS LTD.(c)	251,458	301,718
1,800	VENTAS, INC.	63,969	101,574
800	VORNADO REALTY TRUST	36,178	79,968
29,561	VOYA FINANCIAL, INC.	1,165,289	1,091,097
1,800	WASHINGTON FEDERAL, INC.	23,535	42,894
2,100	WEINGARTEN REALTY INVESTORS	29,916	72,618
117,454	WELLS FARGO & CO.	3,069,271	6,384,799
400	WELLTOWER, INC.	12,418	27,212
300	WHITE MOUNTAINS INSURANCE GROUP LTD.	194,754	218,043
1,797	WP GLIMCHER, INC.	9,413	19,066
6,006	WR BERKLEY CORP.	267,607	328,829
7,780	XL GROUP PLC(c)	266,117	304,820
3,000	ZIONS BANCORPORATION	56,955	81,900
		58,341,093	88,938,463	18.06%
Health Care:
12,735	ABBOTT LABORATORIES	208,212	571,929
17,835	ABBVIE, INC.	400,697	1,056,545
11,721	AETNA, INC.	760,910	1,267,275
800	AGILENT TECHNOLOGIES, INC.	20,756	33,448
4,200	ALERE, INC.(b)	77,812	164,178
4,018	ALEXION PHARMACEUTICALS, INC.(b)	239,586	766,433
11,499	ALLERGAN PLC(b)	2,033,603	3,593,437
13,375	AMERISOURCEBERGEN CORP.	732,656	1,387,121
21,440	AMGEN, INC.	891,493	3,480,355
23,264	ANTHEM, INC.	2,432,619	3,243,932
1,800	BAXALTA, INC.	40,330	70,254

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
11,555	BAYER A.G. ADR(c)(d)	$941,529	1,442,468
7,649	BECTON DICKINSON AND CO.	867,519	1,178,634
5,250	BIOGEN, INC.(b)	66,400	1,608,337
900	BIOMARIN PHARMACEUTICAL, INC.(b)	45,432	94,284
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	604,832
23,000	BRISTOL-MYERS SQUIBB CO.	576,711	1,582,170
3,400	CARDINAL HEALTH, INC.	128,461	303,518
14,267	CELGENE CORP.(b)	221,012	1,708,616
4,671	CENTENE CORP.(b)	269,390	307,399
3,600	CERNER CORP.(b)	40,603	216,612
10,355	CIGNA CORP.	666,634	1,515,247
3,879	COMMUNITY HEALTH SYSTEMS, INC.(b)	68,097	102,910
5,828	CR BARD, INC.	913,874	1,104,056
3,850	DAVITA HEALTHCARE PARTNERS, INC.(b)	97,977	268,383
5,310	DENTSPLY INTERNATIONAL, INC.	202,129	323,114
11,600	EDWARDS LIFESCIENCES CORP.(b)	389,590	916,168
11,263	ELI LILLY & CO.	531,325	949,020
4,200	ENDO INTERNATIONAL PLC(b)(c)	110,376	257,124
16,502	EXPRESS SCRIPTS HOLDING CO.(b)	241,921	1,442,440
35,149	GILEAD SCIENCES, INC.	936,837	3,556,727
35,810	GLAXOSMITHKLINE PLC ADR(c)(d)	1,541,185	1,444,934
193	HALYARD HEALTH, INC.(b)	3,014	6,448
5,698	HCA HOLDINGS, INC.(b)	392,988	385,356
700	HEALTH NET, INC.(b)	17,017	47,922
1,900	HENRY SCHEIN, INC.(b)	86,166	300,561
33,914	HOLOGIC, INC.(b)	1,111,401	1,312,133
3,900	HUMANA, INC.	39,107	696,189
2,800	IDEXX LABORATORIES, INC.(b)	60,410	204,176
2,300	ILLUMINA, INC.(b)	98,233	441,474
43,713	JOHNSON & JOHNSON	1,789,731	4,490,199
500	LABORATORY CORP. OF AMERICA HOLDINGS(b)	11,742	61,820
5,700	MCKESSON CORP.	202,596	1,124,211
3,340	MEDTRONIC PLC(c)	250,428	256,913
48,078	MERCK & CO., INC.	1,123,592	2,539,480
1,321	METTLER-TOLEDO INTERNATIONAL, INC.(b)	91,350	447,991
18,150	NOVARTIS A.G. ADR(c)(d)	1,122,679	1,561,626
1,600	PATTERSON COS., INC.	29,864	72,336
3,400	PERKINELMER, INC.	53,706	182,138
9,905	PERRIGO CO. PLC(c)	1,508,682	1,433,254
128,157	PFIZER, INC.	2,116,934	4,136,908
3,300	QUINTILES TRANSNATIONAL HOLDINGS, INC.(b)	199,165	226,578
900	REGENERON PHARMACEUTICALS, INC.(b)	135,034	488,583
4,000	RESMED, INC.	81,990	214,760
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	98,613
5,009	ST. JUDE MEDICAL, INC.	143,833	309,406
4,700	STRYKER CORP.	18,139	436,818
9,030	TELEFLEX, INC.	473,790	1,186,994
6,700	THERMO FISHER SCIENTIFIC, INC.	138,727	950,395
29,031	UNITEDHEALTH GROUP, INC.	1,749,071	3,415,207
3,936	UNIVERSAL HEALTH SERVICES, INC., CLASS B	239,148	470,313
4,700	VARIAN MEDICAL SYSTEMS, INC.(b)	173,242	379,760
2,100	VCA, INC.(b)	111,194	115,500
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	377,490
2,792	WATERS CORP.(b)	85,524	375,747
3,374	ZIMMER BIOMET HOLDINGS, INC.	140,047	346,139
		30,789,930	65,655,338	13.33%
Industrials:
7,987	3M CO.	480,442	1,203,162
1,632	A.O. SMITH CORP.	124,751	125,028
923	ACCO BRANDS CORP.(b)	3,137	6,581
398	ACUITY BRANDS, INC.	79,415	93,052
5,250	ADT (THE) CORP.	121,803	173,145
4,642	AGCO CORP.	225,963	210,700
54,480	AIR LEASE CORP.	1,361,635	1,823,990
4,300	ALASKA AIR GROUP, INC.	287,293	346,193
1,533	ALLEGION PLC(c)	40,913	101,055
400	AMERCO	120,202	155,800
8,290	AMERICAN AIRLINES GROUP, INC.	372,163	351,081

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
5,175	AMETEK, INC.	$73,220	277,328
1,700	B/E AEROSPACE, INC.	34,478	72,029
26,210	BOEING (THE) CO.	1,418,127	3,789,704
5,205	BWX TECHNOLOGIES, INC.	145,980	165,363
3,054	CARLISLE COS., INC.	119,403	270,859
10,504	CATERPILLAR, INC.	272,491	713,852
7,392	CINTAS CORP.	596,190	673,042
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	38,608
3,948	CRANE CO.	66,572	188,872
27,900	CSX CORP.	97,923	724,005
3,700	CUMMINS, INC.	50,756	325,637
12,904	DANAHER CORP.	417,049	1,198,524
7,300	DEERE & CO.	199,160	556,771
20,600	DELTA AIR LINES, INC.	598,960	1,044,214
2,125	DOVER CORP.	61,065	130,284
1,987	DUN & BRADSTREET (THE) CORP.	49,383	206,509
8,384	EATON CORP. PLC	117,573	436,303
11,100	EMERSON ELECTRIC CO.	295,942	530,913
4,763	EQUIFAX, INC.	495,640	530,455
3,180	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	138,841	143,418
6,653	FEDEX CORP.	130,734	991,230
1,950	FLUOR CORP.	26,013	92,079
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	238,650
1,400	GATX CORP.	24,276	59,570
6,100	GENERAL DYNAMICS CORP.	636,576	837,896
146,510	GENERAL ELECTRIC CO.	2,774,373	4,563,787
4,145	HD SUPPLY HOLDINGS, INC.(b)	123,558	124,474
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	93,918
9,188	HONEYWELL INTERNATIONAL, INC.	279,204	951,601
1,200	HUBBELL, INC.	43,309	121,248
610	HUNTINGTON INGALLS INDUSTRIES, INC.	14,978	77,379
2,500	IDEX CORP.	58,238	191,525
700	IHS, INC., CLASS A(b)	30,839	82,901
21,902	ILLINOIS TOOL WORKS, INC.	1,699,003	2,029,877
3,300	INGERSOLL-RAND PLC	106,424	182,457
1,468	JACOBS ENGINEERING GROUP, INC.(b)	29,713	61,583
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	154,056
15,500	JETBLUE AIRWAYS CORP.(b)	95,281	351,075
2,900	KANSAS CITY SOUTHERN	46,328	216,543
850	KLX, INC.(b)	13,147	26,172
1,100	L-3 COMMUNICATIONS HOLDINGS, INC.	49,763	131,461
1,200	LANDSTAR SYSTEM, INC.	38,351	70,380
900	LENNOX INTERNATIONAL, INC.	26,811	112,410
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	72,646
2,763	LOCKHEED MARTIN CORP.	433,039	599,985
2,200	MACQUARIE INFRASTRUCTURE CORP.	157,616	159,720
4,800	MANITOWOC (THE) CO., INC.	47,568	73,680
5,214	MANPOWERGROUP, INC.	330,211	439,488
24,352	MASCO CORP.	398,631	689,162
2,000	NIELSEN HOLDINGS PLC	61,200	93,200
700	NORDSON CORP.	29,470	44,905
4,760	NORFOLK SOUTHERN CORP.	99,373	402,648
21,751	NORTHROP GRUMMAN CORP.	3,154,860	4,106,806
2,180	NOW, INC.(b)	21,218	34,488
3,500	OSHKOSH CORP.	60,585	136,640
5,938	OWENS CORNING	241,110	279,264
8,389	PACCAR, INC.	91,278	397,639
3,658	PARKER-HANNIFIN CORP.	207,489	354,753
2,519	PENTAIR PLC(c)	73,408	124,766
2,000	PRECISION CASTPARTS CORP.	118,921	464,020
4,100	QUANTA SERVICES, INC.(b)	52,132	83,025
2,800	R.R. DONNELLEY & SONS CO.	25,228	41,216
3,900	RAYTHEON CO.	151,724	485,667
2,000	REPUBLIC SERVICES, INC.	81,516	87,980
6,221	ROCKWELL AUTOMATION, INC.	179,002	638,337
5,214	ROCKWELL COLLINS, INC.	154,727	481,252
920	ROLLINS, INC.	24,890	23,828
300	ROPER TECHNOLOGIES, INC.	19,526	56,937

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
2,300	SNAP-ON, INC.	$230,888	394,289
2,700	SOLARCITY CORP.(b)	98,496	137,754
27,380	SOUTHWEST AIRLINES CO.	568,288	1,178,983
6,439	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	267,176	322,401
300	SPX CORP.	2,963	2,799
5,273	STANLEY BLACK & DECKER, INC.	334,697	562,787
2,000	STERICYCLE, INC.(b)	95,284	241,200
1,700	TEREX CORP.	31,637	31,416
1,100	TEXTRON, INC.	27,165	46,211
1,000	TOWERS WATSON & CO., CLASS A	56,220	128,460
14,189	TYCO INTERNATIONAL PLC	493,890	452,487
15,000	UNION PACIFIC CORP.	216,086	1,173,000
4,828	UNITED CONTINENTAL HOLDINGS, INC.(b)	104,937	276,644
6,140	UNITED PARCEL SERVICE, INC., CLASS B	306,489	590,852
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,618,780
2,000	USG CORP.(b)	12,350	48,580
500	VERISK ANALYTICS, INC.(b)	25,120	38,440
180	VERITIV CORP.(b)	1,653	6,520
1,700	W.W. GRAINGER, INC.	74,317	344,403
2,966	WABCO HOLDINGS, INC.(b)	129,705	303,303
1,400	WABTEC CORP.	25,603	99,568
1,650	WASTE CONNECTIONS, INC.	29,915	92,928
8,650	WASTE MANAGEMENT, INC.	135,675	461,651
1,600	XYLEM, INC.	30,618	58,400
		25,038,254	47,352,657	9.62%
Information Technology:
7,922	ACCENTURE PLC, CLASS A(c)	481,403	827,849
19,200	ACTIVISION BLIZZARD, INC.	281,280	743,232
7,524	ADOBE SYSTEMS, INC.(b)	128,931	706,805
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,919	173,679
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	442,512
5,831	ALPHABET, INC., CLASS A(b)	1,531,657	4,536,576
5,611	ALPHABET, INC., CLASS C(b)	1,207,730	4,258,076
11,651	AMDOCS LTD.	640,814	635,795
13,014	ANALOG DEVICES, INC.	385,778	719,934
1,300	ANSYS, INC.(b)	34,888	120,250
111,291	APPLE, INC.	2,541,791	11,714,491
12,100	APPLIED MATERIALS, INC.	130,014	225,907
7,600	ARRIS GROUP, INC.(b)	203,338	232,332
5,577	ARROW ELECTRONICS, INC.(b)	286,156	302,162
2,386	AUTODESK, INC.(b)	55,907	145,379
4,066	AUTOMATIC DATA PROCESSING, INC.	116,002	344,472
2,540	AVAGO TECHNOLOGIES LTD.(c)	306,554	368,681
7,056	AVNET, INC.	317,350	302,279
262	BLACKHAWK NETWORK HOLDINGS, INC.(b)	6,196	11,583
8,300	BOOZ ALLEN HAMILTON HOLDING CORP.	242,633	256,055
9,791	BROADCOM CORP., CLASS A	140,937	566,116
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	183,380
3,470	CA, INC.	95,608	99,103
11,400	CADENCE DESIGN SYSTEMS, INC.(b)	154,632	237,234
2,022	CDK GLOBAL, INC.	30,504	95,983
6,470	CDW CORP.	231,037	271,999
122,760	CISCO SYSTEMS, INC.	774,129	3,333,548
4,234	CITRIX SYSTEMS, INC.(b)	47,866	320,302
17,812	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	450,125	1,069,076
8,400	COMMSCOPE HOLDING CO., INC.(b)	248,168	217,476
5,200	COMPUTER SCIENCES CORP.	169,154	169,936
8,308	CORELOGIC, INC.(b)	139,352	281,309
58,855	CORNING, INC.	898,149	1,075,869
1,500	CSRA, INC.	26,427	45,000
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	3,261	26,487
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	67,300
88,065	EBAY, INC.(b)	1,962,531	2,420,026
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	83,695
14,000	ELECTRONIC ARTS, INC.(b)	430,874	962,080
34,310	EMC CORP.	233,560	881,081
2,800	F5 NETWORKS, INC.(b)	196,245	271,488

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
27,108	FACEBOOK, INC., CLASS A(b)	$860,094	2,837,123
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	472,801
19,694	FISERV, INC.(b)	1,196,885	1,801,213
2,600	FORTINET, INC.(b)	80,697	81,042
3,648	GENPACT LTD.(b)	90,411	91,127
3,800	GLOBAL PAYMENTS, INC.	113,707	245,138
5,000	HARRIS CORP.	189,845	434,500
18,800	HEWLETT PACKARD ENTERPRISE CO.	175,629	285,760
18,800	HP, INC.	146,039	222,592
1,800	IAC/INTERACTIVECORP	101,008	108,090
11,883	INGRAM MICRO, INC., CLASS A	337,988	361,006
113,600	INTEL CORP.	944,333	3,913,520
6,146	INTERNATIONAL BUSINESS MACHINES CORP.	449,617	845,813
5,000	INTUIT, INC.	103,285	482,500
2,247	IPG PHOTONICS CORP.(b)	183,260	200,343
5,643	JABIL CIRCUIT, INC.	118,730	131,425
54,310	JUNIPER NETWORKS, INC.	1,328,231	1,498,956
2,425	KEYSIGHT TECHNOLOGIES, INC.(b)	68,467	68,700
2,600	KLA-TENCOR CORP.	72,951	180,310
1,062	KNOWLES CORP.(b)	12,542	14,156
4,800	LAM RESEARCH CORP.	123,706	381,216
1,419	LEIDOS HOLDINGS, INC.	72,899	79,833
5,400	LINEAR TECHNOLOGY CORP.	119,475	229,338
700	LINKEDIN CORP., CLASS A(b)	65,041	157,556
14,800	MARVELL TECHNOLOGY GROUP LTD.(c)	94,527	130,536
17,000	MASTERCARD, INC., CLASS A	182,282	1,655,120
4,400	MAXIM INTEGRATED PRODUCTS, INC.	76,114	167,200
4,200	MICROCHIP TECHNOLOGY, INC.	45,818	195,468
11,900	MICRON TECHNOLOGY, INC.(b)	53,371	168,504
143,549	MICROSOFT CORP.	1,568,186	7,964,099
4,357	MOTOROLA SOLUTIONS, INC.	314,968	298,237
20,236	NETAPP, INC.	677,062	536,861
4,800	NEUSTAR, INC., CLASS A(b)	79,848	115,056
1,985	NUANCE COMMUNICATIONS, INC.(b)	33,845	39,482
22,678	NVIDIA CORP.	333,027	747,467
458	NXP SEMICONDUCTORS N.V.(b)(c)	38,953	38,564
68,262	ORACLE CORP.	82,431	2,493,611
3,059	PALO ALTO NETWORKS, INC.(b)	157,642	538,812
3,666	PAYCHEX, INC.	10,315	193,895
11,100	PAYPAL HOLDINGS, INC.(b)	120,672	401,820
2,400	PTC, INC.(b)	82,674	83,112
4,256	QORVO, INC.(b)	188,862	216,630
13,100	QUALCOMM, INC.	225,513	654,803
4,200	RED HAT, INC.(b)	61,669	347,802
7,600	SALESFORCE.COM, INC.(b)	86,711	595,840
13,871	SANDISK CORP.	498,966	1,054,057
34,510	SEAGATE TECHNOLOGY PLC	1,098,727	1,265,137
3,700	SERVICENOW, INC.(b)	139,416	320,272
14,419	SYMANTEC CORP.	71,242	302,799
4,400	SYNOPSYS, INC.(b)	172,415	200,684
4,500	TERADATA CORP.(b)	73,317	118,890
17,445	TERADYNE, INC.	288,229	360,588
25,829	TEXAS INSTRUMENTS, INC.	739,586	1,415,687
26,322	TOTAL SYSTEM SERVICES, INC.	1,242,015	1,310,836
5,000	TRIMBLE NAVIGATION LTD.(b)	38,163	107,250
2,251	VERISIGN, INC.(b)	149,978	196,647
23,200	VISA, INC., CLASS A	395,709	1,799,160
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	93,990
1,500	VMWARE, INC., CLASS A(b)	47,285	84,855
5,900	WESTERN DIGITAL CORP.	91,433	354,295
26,427	WESTERN UNION (THE) CO.	476,123	473,308
3,000	WORKDAY, INC., CLASS A(b)	180,280	239,040
168,960	XEROX CORP.	1,777,838	1,796,045
11,961	XILINX, INC.	298,091	561,808
20,640	YAHOO!, INC.(b)	228,331	686,486
		35,100,171	85,195,348	17.30%
Materials:
2,775	AIR PRODUCTS & CHEMICALS, INC.	126,374	361,055

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
400	AIRGAS, INC.	$16,882	55,328
1,300	ALBEMARLE CORP.	29,153	72,813
800	APTARGROUP, INC.	27,324	58,120
11,498	ASHLAND, INC.	1,149,892	1,180,845
3,553	AVERY DENNISON CORP.	211,095	222,631
2,564	BALL CORP.	10,015	186,480
3,000	BEMIS CO., INC.	66,889	134,070
3,295	CELANESE CORP., SERIES A	191,320	221,852
7,619	CF INDUSTRIES HOLDINGS, INC.	223,544	310,931
500	COMPASS MINERALS INTERNATIONAL, INC.	27,453	37,635
37,723	CROWN HOLDINGS, INC.(b)	1,245,559	1,912,556
6,017	DOMTAR CORP.(c)	215,123	222,328
18,902	DOW CHEMICAL (THE) CO.	571,553	973,075
13,025	E.I. DU PONT DE NEMOURS & CO.	366,183	867,465
438	EAGLE MATERIALS, INC.	1,727	26,468
3,737	EASTMAN CHEMICAL CO.	110,785	252,285
3,991	ECOLAB, INC.	137,417	456,491
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	440,634
9,431	INTERNATIONAL PAPER CO.	115,495	355,549
46,875	LYONDELLBASELL INDUSTRIES N.V., CLASS A	3,950,178	4,073,438
700	MARTIN MARIETTA MATERIALS, INC.	27,965	95,606
14,152	MONSANTO CO.	416,648	1,394,255
24,227	MOSAIC (THE) CO.	726,851	668,423
5,844	NUCOR CORP.	99,313	235,513
63,420	OWENS-ILLINOIS, INC.(b)	1,513,192	1,104,776
2,100	PACKAGING CORP. OF AMERICA	30,902	132,405
7,972	PPG INDUSTRIES, INC.	180,558	787,793
6,450	PRAXAIR, INC.	258,706	660,480
6,555	RELIANCE STEEL & ALUMINUM CO.	321,215	379,600
6,500	RPM INTERNATIONAL, INC.	72,503	286,390
5,473	SEALED AIR CORP.	224,396	244,096
3,939	SHERWIN-WILLIAMS (THE) CO.	656,239	1,022,564
3,600	SONOCO PRODUCTS CO.	74,519	147,132
3,234	SOUTHERN COPPER CORP.(c)	38,445	84,472
8,700	STEEL DYNAMICS, INC.	95,178	155,469
3,200	VALSPAR (THE) CORP.	68,240	265,440
4,510	VULCAN MATERIALS CO.	263,016	428,315
2,242	WESTROCK CO.	27,004	102,280
		13,968,082	20,617,058	4.19%
Telecommunication Services:
80,412	AT&T, INC.	1,497,497	2,766,977
16,300	FRONTIER COMMUNICATIONS CORP.	58,484	76,121
6,710	LEVEL 3 COMMUNICATIONS, INC.(b)	159,907	364,756
44,067	NIPPON TELEGRAPH & TELEPHONE CORP. ADR(c)(d)	1,318,506	1,751,223
4,575	NTT DOCOMO, INC. ADR(c)(d)	90,122	93,787
400	SBA COMMUNICATIONS CORP., CLASS A(b)	27,928	42,028
27,740	SPRINT CORP.(b)	103,117	100,419
8,278	TELEPHONE & DATA SYSTEMS, INC.	186,808	214,317
9,550	T-MOBILE US, INC.(b)	330,964	373,596
28,583	VERIZON COMMUNICATIONS, INC.	836,764	1,321,106
		4,610,097	7,104,330	1.44%
Utilities:
4,500	AGL RESOURCES, INC.	135,198	287,145
1,000	ALLIANT ENERGY CORP.	24,835	62,450
1,600	AMEREN CORP.	40,872	69,168
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	536,084
35,230	AMERICAN WATER WORKS CO., INC.	944,168	2,104,993
1,735	AQUA AMERICA, INC.	22,973	51,703
8,500	CALPINE CORP.(b)	56,652	122,995
5,800	CENTERPOINT ENERGY, INC.	66,308	106,488
13,300	CMS ENERGY CORP.	259,708	479,864
6,889	CONSOLIDATED EDISON, INC.	343,192	442,756
8,862	DOMINION RESOURCES, INC.	284,452	599,426
2,300	DTE ENERGY CO.	84,036	184,437
7,051	DUKE ENERGY CORP.	211,844	503,371
8,525	EDISON INTERNATIONAL	182,117	504,765
3,064	ENTERGY CORP.	60,101	209,455

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
4,961	EVERSOURCE ENERGY	$125,492	253,358
2,800	GREAT PLAINS ENERGY, INC.	43,498	76,468
10,500	ITC HOLDINGS CORP.	154,843	412,125
1,500	NATIONAL FUEL GAS CO.	38,322	64,125
4,000	NEXTERA ENERGY, INC.	157,876	415,560
6,900	NISOURCE, INC.	43,973	134,619
30,655	NRG YIELD, INC., CLASS A	523,409	426,411
35,815	NRG YIELD, INC., CLASS C	590,913	528,629
4,800	OGE ENERGY CORP.	43,344	126,192
500	ONE GAS, INC.	3,925	25,085
5,900	PG&E CORP.	79,340	313,821
2,400	PINNACLE WEST CAPITAL CORP.	71,637	154,752
800	PPL CORP.	12,920	27,304
6,400	PUBLIC SERVICE ENTERPRISE GROUP, INC.	274,037	247,616
4,800	SCANA CORP.	166,536	290,352
2,700	SEMPRA ENERGY	124,368	253,827
9,700	SOUTHERN (THE) CO.	207,277	453,863
7,600	TECO ENERGY, INC.	90,842	202,540
9,850	UGI CORP.	246,882	332,536
1,600	VECTREN CORP.	77,182	67,872
4,820	WEC ENERGY GROUP, INC.	46,469	247,314
1,400	WESTAR ENERGY, INC.	25,767	59,374
8,825	XCEL ENERGY, INC.	193,224	316,906
		6,348,480	11,695,749	2.37%
	Sub-total Common Stocks:	253,871,642	475,501,959	96.56%
Master Limited Partnerships:
Energy:
55,900	ENTERPRISE PRODUCTS PARTNERS L.P.	1,244,968	1,429,922
24,235	MAGELLAN MIDSTREAM PARTNERS L.P.	828,011	1,646,041
30,795	VTTI ENERGY PARTNERS L.P.(c)	627,516	638,381
		2,700,495	3,714,344	0.75%
	Sub-total Master Limited Partnerships:	2,700,495	3,714,344	0.75%
Rights:
Consumer Staples:
1,600	CASA LEY (CONTINGENT VALUE RIGHTS)(b)	1,624	1,624
Financials:
1,600	PROPERTY DEVELOPMENT CENTERS LLC (CONTINGENT VALUE RIGHTS)(b)	78	78
	Sub-total Rights:	1,702	1,702	0.00%
Short-Term Investments:
10,519,384	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.09%(e)	10,519,384	10,519,384
	Sub-total Short-Term Investments:	10,519,384	10,519,384	2.14%
	Grand total(f)	$267,093,223	489,737,389	99.45%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2015, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 5.53% of net assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.51% of net assets as of December 31, 2015.
(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2014, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $10,357,430 with net purchases of $161,954 during the fiscal year ended December 31, 2015.
(f)	At December 31, 2015, the cost for Federal income tax purposes was $266,923,625. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$227,479,472
Gross unrealized depreciation	(4,665,708)
Net unrealized appreciation	$222,813,764

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater Core Equity Fund
December 31, 2015

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
47,679	1-800-FLOWERS.COM, INC., CLASS A(b)	$386,663	347,103
35,600	AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.(b)	806,403	674,264
220,146	BLACK DIAMOND, INC.(b)	1,598,292	973,045
48,900	BLOOMIN’ BRANDS, INC.	1,124,517	825,921
55,805	BRAVO BRIO RESTAURANT GROUP, INC.(b)	720,142	502,245
14,912	CALLAWAY GOLF CO.	137,249	140,471
24,835	CARRIAGE SERVICES, INC.	455,737	598,524
5,697	CSS INDUSTRIES, INC.	163,303	161,681
41,100	CST BRANDS, INC.	1,266,746	1,608,654
81,711	DANA HOLDING CORP.	1,885,252	1,127,612
128,500	DENNY’S CORP.(b)	495,367	1,263,155
142,135	EW SCRIPPS (THE) CO., CLASS A	2,718,703	2,700,565
32,657	FTD COS., INC.(b)	1,028,002	854,634
24,477	G-III APPAREL GROUP LTD.(b)	1,206,942	1,083,352
14,464	HELEN OF TROY LTD.(b)	1,120,930	1,363,232
32,897	HORIZON GLOBAL CORP.(b)	294,154	341,142
45,000	HOUGHTON MIFFLIN HARCOURT CO.(b)	939,234	980,100
94,083	IROBOT CORP.(b)	2,976,777	3,330,538
43,809	JAMBA, INC.(b)	601,555	590,983
145,684	LIFELOCK, INC.(b)	1,771,406	2,090,565
19,003	LITHIA MOTORS, INC., CLASS A	1,145,958	2,027,050
25,284	MARRIOTT VACATIONS WORLDWIDE CORP.	1,580,674	1,439,924
73,000	MEDIA GENERAL, INC.(b)	1,166,231	1,178,950
4,490	MODINE MANUFACTURING CO.(b)	39,392	40,635
34,867	OUTERWALL, INC.	2,352,959	1,274,040
26,000	PENSKE AUTOMOTIVE GROUP, INC.	499,100	1,100,840
17,679	PEP BOYS-MANNY MOE & JACK (THE)(b)	156,374	325,470
6,319	PERRY ELLIS INTERNATIONAL, INC.(b)	145,003	116,396
17,496	RENT-A-CENTER, INC.	304,976	261,915
52,867	SHUTTERFLY, INC.(b)	2,345,299	2,355,754
29,602	SUMMER INFANT, INC.(b)	70,210	66,012
21,878	SUPERIOR INDUSTRIES INTERNATIONAL, INC.	405,265	402,993
106,061	TILE SHOP HOLDINGS, INC.(b)	1,221,079	1,739,400
57,000	TIME, INC.	1,346,835	893,190
30,323	TRAVELCENTERS OF AMERICA LLC(b)	339,122	285,036
81,100	TRI POINTE GROUP, INC.(b)	1,357,771	1,027,537
3,965	UNIFI, INC.(b)	107,352	111,615
12,300	VAIL RESORTS, INC.	445,869	1,574,277
24,100	VISTA OUTDOOR, INC.(b)	1,069,330	1,072,691
38,337	VITAMIN SHOPPE, INC.(b)	1,529,146	1,253,620
12,385	WINNEBAGO INDUSTRIES, INC.	253,598	246,462
		39,578,917	40,351,593	13.48%
Consumer Staples:
65,489	BOULDER BRANDS, INC.(b)	717,301	719,069
53,104	CAL-MAINE FOODS, INC.	2,170,390	2,460,839
56,350	FLOWERS FOODS, INC.	466,378	1,210,962
63,394	FRESH MARKET (THE), INC.(b)	2,176,391	1,484,687
8,313	JOHN B. SANFILIPPO & SON, INC.	296,392	449,151
17,551	MEDIFAST, INC.	524,103	533,199
4,613	OMEGA PROTEIN CORP.(b)	62,610	102,409
84,122	S&W SEED CO.(b)	370,661	354,995
7,087	SENECA FOODS CORP., CLASS A(b)	154,404	205,381
27,729	SPARTANNASH CO.	635,551	600,056
25,897	SPECTRUM BRANDS HOLDINGS, INC.	981,292	2,636,315
		8,555,473	10,757,063	3.59%
Energy:
21,103	ALON USA ENERGY, INC.	281,273	313,168
36,138	CARRIZO OIL & GAS, INC.(b)	917,892	1,068,962
15,780	ENERGEN CORP.	784,608	646,822
62,691	FORUM ENERGY TECHNOLOGIES, INC.(b)	1,353,531	781,130
68,986	MEMORIAL RESOURCE DEVELOPMENT CORP.(b)	1,275,416	1,114,124
43,300	PARSLEY ENERGY, INC., CLASS A(b)	801,057	798,885
47,953	STEEL EXCEL, INC.(b)	900,248	705,389
115,300	SYNERGY RESOURCES CORP.(b)	1,219,900	982,356
		7,533,925	6,410,836	2.14%

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials:
33,843	ALEXANDER & BALDWIN, INC.	$1,335,780	1,194,996
66,800	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	1,445,024	1,605,204
32,805	AMERICAN NATIONAL BANKSHARES, INC.	706,239	840,136
14,806	ASHFORD HOSPITALITY PRIME, INC.	230,752	214,687
208,397	ASHFORD HOSPITALITY TRUST, INC.	1,767,497	1,314,985
41,400	BANCORPSOUTH, INC.	829,969	993,186
9,976	BANK MUTUAL CORP.	71,542	77,813
57,741	BANKUNITED, INC.	1,705,663	2,082,141
611	BCB BANCORP, INC.	6,413	6,354
13,452	BERKSHIRE HILLS BANCORP, INC.	267,307	391,588
35,474	BLUE HILLS BANCORP, INC.	468,984	543,107
18,925	BNC BANCORP	316,881	480,317
39,448	BROOKLINE BANCORP, INC.	358,488	453,652
15,105	BSB BANCORP, INC.(b)	236,123	353,306
132,903	CAMPUS CREST COMMUNITIES, INC.	887,138	903,740
19,270	CAPE BANCORP, INC.	174,758	239,526
20,025	CARETRUST REIT, INC.	210,263	219,274
11,413	CAROLINA FINANCIAL CORP.	174,037	205,434
41,265	CHESAPEAKE LODGING TRUST	651,049	1,038,227
36,254	CHEVIOT FINANCIAL CORP.	413,484	555,774
9,205	CHICOPEE BANCORP, INC.	148,166	159,615
12,224	CITIZENS & NORTHERN CORP.	240,204	256,704
19,721	CNB FINANCIAL CORP.	335,081	355,570
4,890	COMMUNITY BANKERS TRUST CORP.(b)	24,622	26,259
8,556	COMMUNITY TRUST BANCORP, INC.	279,605	299,118
28,039	CONNECTONE BANCORP, INC.	506,709	524,049
72,215	CORPORATE OFFICE PROPERTIES TRUST	2,023,892	1,576,453
104,551	COUSINS PROPERTIES, INC.	1,057,919	985,916
18,835	DONEGAL GROUP, INC., CLASS A	295,142	265,197
23,407	EMC INSURANCE GROUP, INC.	359,295	592,197
10,288	EVANS BANCORP, INC.	228,397	262,344
79,671	FARMERS NATIONAL BANC CORP.	608,534	685,171
9,411	FINANCIAL INSTITUTIONS, INC.	164,057	263,508
20,843	FIRST BANCORP	332,154	390,598
7,340	FIRST BUSINESS FINANCIAL SERVICES, INC.	159,645	183,573
15,011	FIRST FINANCIAL CORP.	472,904	509,924
54,100	FIRSTMERIT CORP.	912,539	1,008,965
15,109	FLUSHING FINANCIAL CORP.	238,321	326,959
46,300	FORESTAR GROUP, INC.(b)	769,985	506,522
35,200	GAMING AND LEISURE PROPERTIES, INC.	1,244,385	978,560
5,356	GERMAN AMERICAN BANCORP, INC.	143,918	178,462
26,353	GETTY REALTY CORP.	423,235	451,954
228,747	GRAMERCY PROPERTY TRUST	1,659,094	1,765,926
69,469	GREAT WESTERN BANCORP, INC.	1,557,997	2,015,990
52,430	GUARANTY BANCORP	846,249	867,192
68,354	HANMI FINANCIAL CORP.	1,475,565	1,621,357
17,800	HANOVER INSURANCE GROUP (THE), INC.	948,198	1,447,852
30,586	HERITAGE COMMERCE CORP.	275,322	365,809
24,794	HERITAGE FINANCIAL CORP.	308,156	467,119
64,153	HERSHA HOSPITALITY TRUST	1,701,437	1,395,969
27,564	HORACE MANN EDUCATORS CORP.	614,963	914,574
18,100	IBERIABANK CORP.	853,747	996,767
9,320	KEARNY FINANCIAL CORP.	119,896	118,084
76,887	KITE REALTY GROUP TRUST	1,928,435	1,993,680
15,520	LCNB CORP.	243,488	253,907
89,465	LEGACYTEXAS FINANCIAL GROUP, INC.	1,796,145	2,238,414
40,348	MARCUS & MILLICHAP, INC.(b)	1,296,501	1,175,741
152,473	MEDICAL PROPERTIES TRUST, INC.	1,739,431	1,754,964
544	MIDWESTONE FINANCIAL GROUP, INC.	16,317	16,543
88,208	NATIONAL BANK HOLDINGS CORP., CLASS A	1,675,923	1,885,005
119,543	NEW MOUNTAIN FINANCE CORP.	1,768,271	1,556,450
39,682	NORTHWEST BANCSHARES, INC.	479,871	531,342
2,519	OLD LINE BANCSHARES, INC.	40,395	44,259
37,969	OPUS BANK	1,393,513	1,403,714
24,206	ORITANI FINANCIAL CORP.	322,630	399,399
39,360	PACIFIC CONTINENTAL CORP.	452,033	585,677
24,696	PACIFIC MERCANTILE BANCORP(b)	156,100	175,589

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
27,784	PACWEST BANCORP	$665,659	1,197,490
29,256	PARK STERLING CORP.	191,588	214,154
34,186	PEOPLES BANCORP, INC.	785,519	644,064
26,883	PEOPLE’S UTAH BANCORP	410,373	462,656
6,921	PHOENIX (THE) COS., INC.(b)	230,740	256,354
72,700	PROVIDENT FINANCIAL SERVICES, INC.	1,313,447	1,464,905
10,622	QCR HOLDINGS, INC.	206,661	258,008
4,643	RENASANT CORP.	69,426	159,766
19,690	RYMAN HOSPITALITY PROPERTIES, INC.	335,984	1,016,792
55,900	SABRA HEALTH CARE REIT, INC.	1,054,677	1,130,857
4,971	SANDY SPRING BANCORP, INC.	115,606	134,018
29,297	SI FINANCIAL GROUP, INC.	292,666	399,904
168,500	SLM CORP.(b)	1,441,141	1,098,620
86,700	SPIRIT REALTY CAPITAL, INC.	690,036	868,734
61,485	STAG INDUSTRIAL, INC.	1,265,473	1,134,398
14,460	STATE BANK FINANCIAL CORP.	234,256	304,094
18,871	STONEGATE BANK	518,439	620,101
44,000	SYNOVUS FINANCIAL CORP.	1,111,625	1,424,720
21,700	TEXAS CAPITAL BANCSHARES, INC.(b)	1,077,542	1,072,414
15,025	TRICO BANCSHARES	373,658	412,286
30,900	UMB FINANCIAL CORP.	1,599,416	1,438,395
91,963	UMPQUA HOLDINGS CORP.	1,020,980	1,462,212
34,400	UNION BANKSHARES CORP.	802,320	868,256
100,290	UNITED FINANCIAL BANCORP, INC.	1,140,942	1,291,735
32,914	UNIVEST CORP. OF PENNSYLVANIA	592,199	686,586
38,500	URBAN EDGE PROPERTIES	880,313	902,825
12,435	URSTADT BIDDLE PROPERTIES, INC., CLASS A	210,694	239,249
26,329	VALIDUS HOLDINGS LTD.(c)	1,214,543	1,218,769
35,625	WALKER & DUNLOP, INC.(b)	440,048	1,026,356
9,892	WASHINGTONFIRST BANKSHARES, INC.	197,840	223,955
22,300	WINTRUST FINANCIAL CORP.	760,889	1,081,996
75,718	WISDOMTREE INVESTMENTS, INC.	1,566,501	1,187,258
50,500	XENIA HOTELS & RESORTS, INC.	1,111,008	774,165
		70,817,986	77,168,480	25.78%
Health Care:
54,114	ACCURAY, INC.(b)	382,573	365,269
17,837	ACETO CORP.	386,397	481,242
36,275	AIR METHODS CORP.(b)	1,545,700	1,521,011
5,380	ALBANY MOLECULAR RESEARCH, INC.(b)	89,232	106,793
70,463	ALERE, INC.(b)	2,385,300	2,754,399
4,593	ALLIANCE HEALTHCARE SERVICES, INC.(b)	34,466	42,164
43,203	AMN HEALTHCARE SERVICES, INC.(b)	1,309,921	1,341,453
18,912	AMSURG CORP.(b)	1,578,102	1,437,312
1,145	ANIKA THERAPEUTICS, INC.(b)	37,169	43,693
188,942	BIOSCRIP, INC.(b)	879,054	330,649
8,253	CROSS COUNTRY HEALTHCARE, INC.(b)	101,623	135,267
16,928	CRYOLIFE, INC.	161,766	182,484
4,147	CYNOSURE, INC., CLASS A(b)	96,011	185,246
77,017	DEPOMED, INC.(b)	2,091,287	1,396,318
32,995	EMERGENT BIOSOLUTIONS, INC.(b)	721,485	1,320,130
107,776	EXAMWORKS GROUP, INC.(b)	3,424,025	2,866,842
80,239	FLAMEL TECHNOLOGIES S.A. ADR(b)(c)(d)	1,168,794	979,718
65,901	GLOBUS MEDICAL, INC., CLASS A(b)	1,077,071	1,833,366
42,076	HEALTHSOUTH CORP.	1,438,475	1,464,666
9,026	HEALTHSTREAM, INC.(b)	236,123	198,572
113,762	HMS HOLDINGS CORP.(b)	1,789,540	1,403,823
50,907	HORIZON PHARMA PLC(b)	862,459	1,103,155
28,750	ICON PLC(b)(c)	1,404,710	2,233,875
3,134	LANDAUER, INC.	101,867	103,171
24,196	LIFEPOINT HEALTH, INC.(b)	1,638,783	1,775,986
9,561	MISONIX, INC.(b)	99,622	89,778
49,235	OMNICELL, INC.(b)	1,692,324	1,530,224
19,253	ORASURE TECHNOLOGIES, INC.(b)	94,029	123,989
25,404	PAREXEL INTERNATIONAL CORP.(b)	1,417,212	1,730,520
2,241	PHARMERICA CORP.(b)	46,702	78,435
30,917	PSYCHEMEDICS CORP.	366,494	313,498
3,852	SAGENT PHARMACEUTICALS, INC.(b)	58,321	61,285
3,530	SPAN-AMERICA MEDICAL SYSTEMS, INC.	64,206	70,071

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
11,458	SYMMETRY SURGICAL, INC.(b)	$75,511	105,414
30,740	WEST PHARMACEUTICAL SERVICES, INC.	591,771	1,851,163
48,246	WRIGHT MEDICAL GROUP N.V.(b)(c)	1,262,788	1,166,588
		30,710,913	32,727,569	10.93%
Industrials:
23,500	A.O. SMITH CORP.	461,432	1,800,335
44,000	ABM INDUSTRIES, INC.	1,286,854	1,252,680
70,410	AEROJET ROCKETDYNE HOLDINGS, INC.(b)	1,194,615	1,102,621
4,325	AEROVIRONMENT, INC.(b)	93,775	127,458
39,200	AIR LEASE CORP.	906,256	1,312,416
4,484	ALLEGIANT TRAVEL CO.	461,911	752,550
81,464	API TECHNOLOGIES CORP.(b)	207,682	112,420
45,048	ASTRONICS CORP.(b)	1,887,958	1,833,904
15,190	AZZ, INC.	640,898	844,108
29,237	BLOUNT INTERNATIONAL, INC.(b)	239,487	286,815
80,890	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	395,401	483,722
16,536	CLARCOR, INC.	958,950	821,509
15,313	DIGITALGLOBE, INC.(b)	232,313	239,802
100,494	ECHO GLOBAL LOGISTICS, INC.(b)	2,345,504	2,049,073
5,862	ENCORE WIRE CORP.	212,351	217,422
3,692	ENNIS, INC.	40,293	71,071
20,000	ENPRO INDUSTRIES, INC.	569,233	876,800
51,981	ESCO TECHNOLOGIES, INC.	1,870,869	1,878,593
14,400	FORTUNE BRANDS HOME & SECURITY, INC.	279,186	799,200
74,472	GENERAC HOLDINGS, INC.(b)	2,737,905	2,217,031
8,724	GENERAL CABLE CORP.	126,248	117,163
9,500	GENESEE & WYOMING, INC., CLASS A(b)	231,632	510,055
2,748	GIBRALTAR INDUSTRIES, INC.(b)	39,457	69,909
25,427	GREENBRIER (THE) COS., INC.	1,080,013	829,429
28,210	HARSCO CORP.	289,377	222,295
41,700	HILLENBRAND, INC.	1,231,301	1,235,571
35,684	HURON CONSULTING GROUP, INC.(b)	2,047,186	2,119,630
32,400	ITT CORP.	644,275	1,176,768
22,791	JASON INDUSTRIES, INC.(b)	182,594	86,150
28,400	JOHN BEAN TECHNOLOGIES CORP.	366,843	1,415,172
1,927	KADANT, INC.	76,692	78,255
77,569	LSI INDUSTRIES, INC.	654,416	945,566
20,388	MULTI-COLOR CORP.	1,322,586	1,219,406
12,524	NORDSON CORP.	824,581	803,415
19,944	NORTEK, INC.(b)	870,895	869,957
65,147	ON ASSIGNMENT, INC.(b)	1,933,020	2,928,358
174,626	PGT, INC.(b)	2,152,359	1,988,990
27,667	QUANEX BUILDING PRODUCTS CORP.	523,254	576,857
27,007	REGAL BELOIT CORP.	1,727,838	1,580,450
35,269	REXNORD CORP.(b)	905,321	639,074
43,800	RITCHIE BROS. AUCTIONEERS, INC.(c)	969,778	1,056,018
30,578	SPARTON CORP.(b)	743,483	611,254
11,254	TELEDYNE TECHNOLOGIES, INC.(b)	351,764	998,230
17,113	TRIMAS CORP.(b)	364,723	319,157
24,060	TRIUMPH GROUP, INC.	1,528,201	956,385
56,038	VERSAR, INC.(b)	193,786	173,157
43,396	VIAD CORP.	1,101,840	1,225,069
45,637	WOODWARD, INC.	1,779,701	2,266,333
		41,286,037	46,097,603	15.40%
Information Technology:
13,778	ASURE SOFTWARE, INC.(b)	81,915	62,139
30,069	BELDEN, INC.	1,811,285	1,433,690
106,487	CALLIDUS SOFTWARE, INC.(b)	1,156,913	1,977,464
9,036	CHECKPOINT SYSTEMS, INC.	63,796	56,656
14,137	CIBER, INC.(b)	50,127	49,621
50,215	COGNEX CORP.	1,355,552	1,695,760
33,200	DIEBOLD, INC.	1,091,832	998,988
14,281	DSP GROUP, INC.(b)	144,166	134,813
74,009	ELECTRONICS FOR IMAGING, INC.(b)	3,051,334	3,459,181
17,858	EPIQ SYSTEMS, INC.	289,346	233,404
25,886	EURONET WORLDWIDE, INC.(b)	1,000,113	1,874,923

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
12,733	EVERYDAY HEALTH, INC.(b)	$73,546	76,653
25,980	EXAR CORP.(b)	167,875	159,257
68,600	FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.(b)	855,360	1,420,706
52,733	FARO TECHNOLOGIES, INC.(b)	1,998,409	1,556,678
68,934	FRANKLIN WIRELESS CORP.(b)	125,914	151,655
52,123	FREQUENCY ELECTRONICS, INC.(b)	524,497	553,546
68,536	GLOBALSCAPE, INC.	182,918	271,403
70,085	INTERNAP CORP.(b)	551,194	448,544
23,482	INTEST CORP.(b)	83,922	99,329
42,524	IPG PHOTONICS CORP.(b)	2,491,582	3,791,440
30,550	ITERIS, INC.(b)	59,851	65,683
39,000	KNOWLES CORP.(b)	1,186,746	519,870
27,993	LATTICE SEMICONDUCTOR CORP.(b)	169,201	181,115
34,627	LIONBRIDGE TECHNOLOGIES, INC.(b)	139,723	170,019
9,493	LOJACK CORP.(b)	50,207	52,781
24,028	MARCHEX, INC., CLASS B	92,105	93,469
14,499	MAXLINEAR, INC., CLASS A(b)	105,174	213,570
30,891	MERCURY SYSTEMS, INC.(b)	364,308	567,159
59,633	METHODE ELECTRONICS, INC.	1,879,856	1,898,118
164,500	MITEL NETWORKS CORP.(b)(c)	1,490,514	1,265,005
120,381	MODUSLINK GLOBAL SOLUTIONS, INC.(b)	406,754	298,545
224,920	MONSTER WORLDWIDE, INC.(b)	1,378,453	1,288,791
13,169	OSI SYSTEMS, INC.(b)	922,479	1,167,563
26,017	PC-TEL, INC.	177,534	118,377
5,137	PERCEPTRON, INC.(b)	39,667	40,017
98,944	PERFICIENT, INC.(b)	1,664,342	1,693,921
26,867	PLANET PAYMENT, INC.(b)	62,891	81,944
103,922	QUANTUM CORP.(b)	116,670	96,647
27,789	RADWARE LTD.(b)(c)	541,508	426,283
31,663	ROGERS CORP.(b)	1,950,595	1,632,861
1,941	ROVI CORP.(b)	17,243	32,337
21,502	SHORETEL, INC.(b)	158,831	190,293
54,750	SUPER MICRO COMPUTER, INC.(b)	1,487,353	1,341,923
285,218	SUPPORT.COM, INC.(b)	326,051	288,070
5,324	SYKES ENTERPRISES, INC.(b)	78,607	163,873
67,278	SYNCHRONOSS TECHNOLOGIES, INC.(b)	2,478,435	2,370,204
26,856	SYNNEX CORP.	1,059,033	2,415,160
143,890	TELECOMMUNICATION SYSTEMS, INC., CLASS A(b)	561,547	715,133
70,421	UNISYS CORP.(b)	1,311,592	778,152
26,300	VERINT SYSTEMS, INC.(b)	998,158	1,066,728
9,500	WEX, INC.(b)	248,602	839,800
57,062	XURA, INC.(b)	1,328,062	1,402,584
10,003	ZIX CORP.(b)	24,774	50,815
		40,028,462	44,032,660	14.71%
Materials:
41,669	A. SCHULMAN, INC.	1,428,763	1,276,738
91,550	BERRY PLASTICS GROUP, INC.(b)	2,511,143	3,312,279
83,296	CHEMTURA CORP.(b)	1,804,456	2,271,482
48,700	COMMERCIAL METALS CO.	803,504	666,703
42,040	HANDY & HARMAN LTD.(b)	867,567	862,240
5,284	INNOPHOS HOLDINGS, INC.	173,015	153,130
3,381	INNOSPEC, INC.	113,043	183,622
11,600	KAISER ALUMINUM CORP.	883,670	970,456
38,800	KAPSTONE PAPER AND PACKAGING CORP.	1,069,815	876,492
61,265	KOPPERS HOLDINGS, INC.	1,194,465	1,118,086
16,743	OMNOVA SOLUTIONS, INC.(b)	128,116	102,635
25,064	POLYONE CORP.	862,633	796,033
103,258	RENTECH, INC.(b)	983,943	363,468
18,500	SENSIENT TECHNOLOGIES CORP.	1,007,928	1,162,170
11,055	TRECORA RESOURCES(b)	138,490	136,972
		13,970,551	14,252,506	4.76%
Utilities:
42,645	ALLETE, INC.	1,715,118	2,167,645
24,916	AVANGRID, INC.(b)	965,732	956,775
4,210	DELTA NATURAL GAS CO., INC.	83,575	88,368
30,777	LACLEDE GROUP (THE), INC.	1,544,522	1,828,462
3,713	MIDDLESEX WATER CO.	65,667	98,543

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
20,300	NORTHWESTERN CORP.	$1,050,290	1,101,275
20,600	ONE GAS, INC.	735,857	1,033,502
71,290	PURE CYCLE CORP.(b)	347,911	342,192
1,277	SJW CORP.	36,548	37,863
36,900	SOUTH JERSEY INDUSTRIES, INC.	1,049,573	867,888
7,955	UNITIL CORP.	244,080	285,425
4,250	YORK WATER (THE) CO.	86,381	105,995
		7,925,254	8,913,933	2.98%
	Sub-total Common Stocks:	260,407,518	280,712,243	93.77%
Investment Companies:
Financials:
86,469	ISHARES RUSSELL MID-CAP VALUE ETF	5,968,523	5,938,691
		5,968,523	5,938,691	1.98%
	Sub-total Investment Companies:	5,968,523	5,938,691	1.98%
Short-Term Investments:
17,783,263	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.09%(e)	17,783,263	17,783,263
	Sub-total Short-Term Investments:	17,783,263	17,783,263	5.94%
	Grand total(f)	$284,159,304	304,434,197	101.69%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2015, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.79% of net assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.33% of net assets as of December 31, 2015.
(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2014, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $11,049,724 with net purchases of $6,733,539 during the fiscal year December 31, 2015.
(f)	At December 31, 2015, the cost for Federal income tax purposes was $284,864,755. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$42,346,447
Gross unrealized depreciation	(22,777,005)
Net unrealized appreciation	$19,569,442

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund
December 31, 2015

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
227,600	BLACKROCK LNG-TM MUN ADV			$2,360,733	2,617,400
22,000	BLACKROCK MUN INCOMSCI BR			300,539	324,500
12,000	BLACKROCK MUNIHOLDINGS II			174,062	184,200
148,800	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,705,296	2,162,064
57,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			729,193	779,853
35,700	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			474,032	490,161
8,302	BLACKROCK MUNIYIELD FUND INC			122,288	123,451
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	777,065
142,461	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,846,525	1,988,756
51,700	BLACKROCK MUNIYIELD PENNS			729,423	751,718
101,896	BLACKROCK MUNIYIELD QUAL			1,307,244	1,353,179
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,745,093
193,098	DEUTSCHE MUNICIPAL INCOME			2,097,006	2,602,961
33,000	DREYFUS STRAT MUN COM USD			301,450	281,820
43,668	DREYFUS STRATEGIC MUNI BD			359,770	352,401
20,318	EATON VANCE CALI MUN BOND			225,304	260,680
178,050	INVESCO ADV MUN INC TR II			1,985,371	2,097,429
113,205	INVESCO MUNICIPAL OPP TR			1,410,252	1,490,910
66,122	INVESCO QUALITY MUNI INC			750,670	839,088
30,000	INVESCO TST. FOR INV. GRA			398,796	399,900
50,248	MANAGED DURATION INVESTME			635,196	691,412
15,963	NUVEEN MI QUALITY INCOME			214,604	218,533
52,779	NUVEEN PENN INV QUAL MUNI			723,142	723,072
30,200	NUVEEN PREMIER MUNI INC F			409,657	412,532
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,451,732
22,077	WESTERN ASSET MUNICIPAL P			276,995	344,622
	Sub-total Closed-End Funds			25,084,658	27,464,532	5.36%
Municipal Bonds:
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	2.02	1,159,351	2,016,676
1,000,000	AGUA CALIENTE CA BAND OF CAHUILLA INDIANS REVENUE(c)	7/1/2018	6.00	979,088	995,090
675,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	675,000	707,360
385,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	4/1/2038	4.50	295,058	385,300
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,145,563	1,245,070
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	736,690	768,833
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,000	516,155
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(d)(e)	12/1/2010	5.40	350,000	98,000
780,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	780,000	833,321
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,025,068	1,158,920
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	1.89	386,817	843,710
1,000,000	AMERICAN SAMOA AS ECON DEV AUTH GEN REVENUE	9/1/2029	6.25	1,000,000	1,010,000
806,104	ARIZONA ST HLTH FACS AUTH	7/1/2027	5.25	786,327	911,639
895,000	ARIZONA ST HLTH FACS AUTH HLTH CARE FACS REVENUE	10/1/2022	5.10	882,944	899,824
2,060,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	2,032,864	2,250,179
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	500,000	502,500
400,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2045	5.75	396,052	399,964
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	520,170	563,510
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	511,887	604,240
500,000	ATLANTA GA DEV AUTH	7/1/2035	4.00	491,662	516,380
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,391,881	1,557,660

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	$983,754	1,057,420
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,185,408	1,412,131
985,000	BEXAR CNTY TX HSG FIN CORP	2/1/2035	3.75	985,000	1,023,297
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,123,661	2,184,520
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	506,835
750,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	750,000	761,483
500,000	BOONE CNTY MO HOSP REVENUE	8/1/2028	5.75	505,957	558,235
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	722,619	813,368
500,000	BOYNTON BEACH FLA REV(e)	6/1/2022	5.75	500,000	212,505
500,000	BOYNTON BEACH FLA REV(e)	6/1/2027	6.25	500,000	212,505
1,150,000	BURBANK IL EDUCTNL FACS REVENUE(c)	9/1/2035	6.00	1,150,000	1,165,030
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,061,454	1,245,750
600,000	BURLINGTON CNTY NJ BRIDGE COMMISSION ECON DEV REVENUE	1/1/2038	5.63	603,084	610,158
390,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	1.11	390,000	314,422
124,028	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(e)	8/1/2012	4.65	124,028	248
351,527	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(d)(e)	11/1/2012	4.85	347,373	3,515
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	506,472	586,220
1,000,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	930,800	1,061,240
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	502,703	576,505
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	1.64	1,145,643	1,824,210
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH EDUCTNL FACS REVENUE	7/1/2030	5.15	841,117	1,007,390
600,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	600,000	679,650
1,400,000	CALIFORNIA ST STWD CMNTYS DEVAUTH STUDENT HSG REVENUE	1/15/2036	5.60	1,400,000	1,463,644
400,000	CALIFORNIA STWD CMNTYS DEV AUTH REVENUE	11/1/2023	5.13	400,000	420,504
750,000	CAPITAL TRUST AGY FL REVENUE	4/1/2035	7.00	750,000	758,888
1,250,000	CAPITAL TRUST AGY FL REVENUE(c)	12/1/2035	6.75	1,235,147	1,259,775
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	2.26	623,343	1,040,130
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	986,118	1,106,810
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,020,325	1,132,420
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	498,650	554,740
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,025,275	1,171,370
595,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	488,683	595,607
1,000,000	CHERRY CREEK CORPORATE CENTER MET DIST CO REVENUE	6/1/2037	5.00	1,000,000	1,003,060
225,000	CHESTERFIELD CNTY VA INDL DEV AUTH MF REVENUE	7/1/2019	5.20	217,878	225,423

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	CHICAGO IL BRD OF EDU	12/1/2017	5.00	$500,000	501,560
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,002,286	1,126,990
100,000	CITIZEN POTAWATOMI NATION OK SENIOR OBLG TAX REVENUE	9/1/2016	6.50	100,000	100,200
460,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	457,748	478,929
1,500,000	CLOVIS CA UNIF SCH DIST(f)	8/1/2030	0.00	622,687	820,830
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	736,336	888,345
1,000,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(c)	5/15/2020	6.50	1,000,000	1,001,570
650,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(c)	5/15/2022	5.25	650,000	651,118
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(c)	5/15/2026	7.25	750,000	871,470
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,464,698	1,647,585
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	976,267	1,086,930
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,230	1,085,870
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	988,004	1,177,830
500,000	COLORADO ST HLTH FACS AUTH REVENUE	12/1/2035	5.75	491,852	499,385
315,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	315,000	335,113
270,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	270,000	276,113
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	1.86	612,819	895,080
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	1,046,340
135,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	4.63	134,371	141,296
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,528,485
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	1,000,000	1,033,480
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2040	3.75	1,000,000	1,008,560
2,485,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2042	4.15	2,485,000	2,553,586
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	4,981,150
500,000	COPPERLEAF CO MET DIST #2	12/1/2030	5.25	500,000	520,670
500,000	COPPERLEAF CO MET DIST #2	12/1/2045	5.75	500,000	522,815
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	1.35	736,438	1,393,670
637,000	CORTLAND IL SPL TAX REVENUE(e)	3/1/2017	5.50	633,881	127,394
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	506,245	552,165
330,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	326,345	331,195

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
487,300	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	$497,879	513,887
600,000	DALLAS CNTY TX FLOOD CONTROL DIST(c)	4/1/2032	5.00	600,687	613,314
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,010,223	1,159,780
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,021,864	2,246,300
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,008,527	1,129,090
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,025,880	1,179,840
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	490,717	548,770
1,000,000	DAYTON-MONTGOMERY CNTY OH PORT AUTH PROJ REVENUE	1/15/2040	7.00	1,000,000	1,005,930
500,000	DECATUR IL	3/1/2034	5.00	516,903	557,740
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(f)	2/1/2029	0.00	496,863	524,510
1,000,000	DEL MAR CA RACE TRACK AUTH(c)	10/1/2035	5.00	1,058,371	1,085,890
280,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	280,000	296,290
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	495,133	511,570
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	553,665
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,050,730
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,070,680
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,061,260
3,000,000	DUBLIN CA UNIF SCH DIST(f)	8/1/2034	0.00	933,787	1,096,830
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,003,400
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,534,320
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,025,453	2,321,402
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	742,549	858,892
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,078,706	1,256,550
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	2.16	547,822	1,021,160
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	1.94	687,565	1,118,698
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,062,350
600,000	ESCONDIDO CA SPL TAX	9/1/2036	5.00	653,692	684,342
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	523,965
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT(e)	3/1/2036	5.13	238,000	59,510
1,000,000	FAYETTE CNTY KY SCH DIST FIN CORP	8/1/2033	4.00	990,000	1,049,530
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,007,845	1,113,260
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(e)	5/1/2013	5.75	314,118	236,880
900,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	900,000	978,219
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	6/15/2034	6.00	990,024	1,028,650

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(c)	6/15/2035	6.00	$1,001,368	1,014,370
325,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	325,658	351,462
1,035,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,036,379	1,082,869
1,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	1,000,000	1,016,060
965,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	965,000	998,823
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(c)	8/25/2026	8.50	1,250,000	1,473,412
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,054,644	1,100,000
1,040,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	902,090	1,008,488
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	982,882	1,124,100
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	508,089	565,930
1,586,920	GALVESTON COUNTY MUNICIPAL UTILITY DISTRICT	2/24/2016	5.49	1,586,920	1,190,142
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,540,285
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,051,900
4,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	4,500,000	4,540,335
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,006,534	1,011,490
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,948,411	1,957,000
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE(b)	10/1/2035	1.91	917,553	1,245,015
1,000,000	HABITAT FL CDD CAPITAL IMPT REVENUE	5/1/2031	3.50	991,749	1,009,500
1,165,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,137,100	1,312,221
880,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	880,000	882,666
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	1,000,000	1,002,820
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	8/15/2021	6.75	1,250,000	1,370,700
1,000,000	HARRISBURG PA AUTH	7/15/2021	5.00	1,000,000	1,003,950
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	2.36	773,860	1,317,210
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	1.44	2,378,637	2,705,780
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	1.82	637,470	1,054,180
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	756,131	844,905
2,000,000	HENDERSON NV HLTHCARE FAC REVENUE	7/1/2031	5.25	2,000,000	2,086,960
850,000	HERITAGE HARBOUR FL N CDD SPLASSMNT	5/1/2034	5.00	850,000	866,532
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,029,990	1,159,770

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	$500,275	520,020
49,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	50,598	49,105
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,541,970	1,717,200
500,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2021	6.00	500,000	500,625
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	827,767
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	741,931	811,883
100,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	101,156	100,000
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	544,805
480,000	ILLINOIS ST COPS	7/1/2017	5.80	480,000	481,186
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,019,680
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	563,325
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	683,557	706,158
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	611,772	616,002
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	504,560	515,560
465,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	467,056	498,266
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,064,623	1,114,795
750,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2036	5.25	753,468	759,983
570,000	ILLINOIS ST FIN AUTH REVENUE	2/1/2037	5.25	570,513	580,192
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2037	5.00	498,030	506,320
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	774,832	809,603
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	486,253	555,775
1,000,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	991,596	1,121,380
1,000,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	1,000,000	1,077,820
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	465,720	501,200
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,620,986	1,694,190
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,000,000	1,311,750
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	492,196	551,305
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,056,925	3,437,310
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	493,209	545,160
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	986,929	1,140,530
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,054,123	1,084,240
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	545,135	562,035
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	986,955	1,133,150
575,000	INDIANA ST HLTH & EDUCTNL FACFING AUTH HOSP REVENUE	2/15/2030	5.25	446,659	577,352
5,908,012	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	5,697,079	5,983,635
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY(f)	8/1/2031	0.00	717,921	651,060
260,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	270,560	269,355
95,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	99,683	99,176
390,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	390,000	393,327
955,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	955,000	1,015,451
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,050,940
1,500,000	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(c)	11/15/2036	5.75	1,500,000	1,502,220

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	$500,000	515,830
1,000,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	985,256	1,052,530
1,805,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,776,875	1,816,408
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	817,455
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	564,005
2,130,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,083,241	2,396,484
250,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	255,516	254,805
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	527,984	550,475
1,900,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,883,407	2,304,909
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	750,000	863,047
500,000	LAKEWOOD RANCH FL STEWARDSHIPDIST SPL ASSMNT REVENUE	5/1/2025	4.25	498,839	511,945
1,000,000	LAKEWOOD RANCH FL STEWARDSHIPDIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,033,690
600,000	LAKEWOOD RANCH FL STEWARDSHIPDIST SPL ASSMNT REVENUE	5/1/2035	4.88	598,540	611,958
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	500,000	502,270
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	502,220
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,985,764	2,256,120
525,000	LAS VEGAS NV SPL IMPT DIST #812	12/1/2035	5.00	528,250	532,361
240,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.26	240,000	182,402
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	741,519	766,080
475,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	475,000	511,618
1,000,000	LITTLETON VLG MET DIST NO 2 COLO SPL REV	12/1/2045	5.38	996,272	1,004,490
180,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU(e)	1/1/2015	6.38	180,000	90,000
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	550,000	480,101
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU(e)	1/1/2036	5.25	1,005,522	330,000
445,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2024	5.63	445,000	456,868
325,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2044	5.75	318,305	331,568
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,018,377	1,150,750
340,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	340,000	359,611
65,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	66,248	67,843
305,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	308,457	315,096

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
135,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	$139,192	144,739
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,018,544	1,028,420
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	548,265	570,150
1,000,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	6/1/2030	5.00	1,000,000	1,003,550
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	747,053	829,717
460,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	0.94	460,000	414,133
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	492,558	546,610
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,583,401	1,612,035
1,480,000	LUZERNE CNTY PA	11/1/2026	7.00	1,530,509	1,706,336
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,029,668	1,170,370
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,020,634	1,104,240
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(d)(e)	5/1/2014	5.60	250,000	87,500
1,000,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2035	4.00	1,000,000	1,035,500
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	1,500,000	1,515,240
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	1,054,320
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,004,620
1,000,000	MALTA IL TAX INCR REVENUE(e)	12/30/2025	5.75	1,000,000	552,470
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	496,138	581,645
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE(f)	1/1/2020	0.00	406,400	431,970
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(e)	3/1/2022	5.75	452,000	81,414
500,000	MANSFIELD OH	12/1/2024	6.00	513,097	567,980
800,000	MAPLE-STEEL ND JT WTR RESOURCE DIST	5/1/2030	4.00	800,000	801,280
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(f)	9/1/2041	0.00	108,576	60,088
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	376,602	279,423
750,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	769,654	771,938
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	629,255	968,895
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	543,000
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	532,285
480,096	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	522,163	31,581
895,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	884,538	990,282
1,310,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	1,310,000	1,418,782
715,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	715,000	776,233
715,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	715,000	762,569
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,078,240

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
885,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	$885,000	925,011
3,100,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	3,100,000	3,118,538
160,000	MEAD NE TAX INCR REVENUE(e)	7/1/2012	5.13	160,000	1,600
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,042,353	1,077,760
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2020	8.00	1,070,000	53,511
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	6/20/2036	10.00	855,000	25,599
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2040	7.50	1,830,000	1,097,817
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	487,649	580,265
1,000,000	MIAMI-DADE CNTY FL SPL OBLIG(f)	10/1/2038	0.00	307,611	307,620
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	745,312	763,545
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,533,494	1,752,420
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,055,360
1,850,000	MICHIGAN ST HSG DEV AUTH	10/1/2035	4.10	1,850,000	1,911,790
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2035	3.95	1,000,000	1,025,700
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2040	3.95	1,000,000	1,009,970
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,013,552	1,140,630
430,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)(g)	9/1/2016	6.00	429,510	258,009
360,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	360,000	179,971
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	500,845
85,045	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	85,122	85,563
320,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	320,000	338,013
640,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	640,000	671,091
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	975,893	1,177,170
80,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	83,687	83,907
125,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	125,000	132,400
1,175,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	1,175,000	1,200,133
820,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	820,000	896,334
450,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	450,027	468,756
1,000,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	1,003,871	1,027,650
1,250,000	MONTERRA FL CDD SPL ASSMNT	5/1/2036	3.50	1,221,440	1,237,450
1,000,000	MONTGOMERY CNTY MD HSG OPPNTYSCOMMN MFH & RECONSTR DEV REV	7/1/2039	3.88	1,000,000	1,016,320
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	535,710
1,380,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	1,380,000	1,403,626
750,000	MOON INDL DEV AUTH PA REVENUE	7/1/2030	5.63	740,848	755,213
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	476,960
200,000	MOUNT CARBON CO MET DIST
	REVENUE(e)	6/1/2043	8.00	-	1,000

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	$529,929	540,600
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	612,455	672,749
500,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	500,000	499,955
1,000,000	N SLOPE BORO AK SVC AREA 10 WTR & WSTWTR FACS	6/30/2034	5.25	1,043,914	1,108,530
460,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	460,000	482,609
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,183,150
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	741,432	1,271,940
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,146,270
500,000	NAVAJO NATION AZ(c)	12/1/2030	5.50	536,730	549,280
1,000,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2035	3.90	1,000,000	1,023,620
1,890,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	1,890,000	1,910,147
315,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	315,000	328,567
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	972,051	1,137,340
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,891	572,550
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,085,840
455,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	455,000	479,561
255,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	261,381	270,797
750,000	NEW HOPE CULTURAL ED FACS FINCORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	767,056	771,435
750,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	7/1/2035	5.00	776,351	794,798
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,159,181	1,204,852
170,000	NEW JERSEY ST ECON DEV AUTH	12/1/2016	5.75	170,000	170,267
420,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	418,445	456,590
940,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	940,000	1,001,128
140,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	144,251	149,628
455,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	455,000	476,485
630,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	630,000	658,760
1,140,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	1,132,462	1,184,574
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,022,460
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	968,990	1,051,180
500,000	NEW JERSEY ST TRANSPRTN TRUSTFUND AUTH	6/15/2041	5.25	512,341	537,330
255,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	255,000	269,362
530,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	530,000	551,672
505,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	505,000	535,295
540,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	540,000	569,894

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
845,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	$845,000	853,746
1,180,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,180,000	1,205,417
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.00	114,821	1
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	1,016,870
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2039	4.30	1,000,000	1,033,640
2,000,000	NEW YORK CITY NY MUNI WTR FINAUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,199,327	2,295,640
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,532,430
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	539,245
5,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	5,000,000	5,086,350
750,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	3.75	750,000	753,983
1,450,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	3.80	1,450,000	1,457,090
1,465,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,465,000	1,506,093
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	498,300
500,000	NORTH CAROLINA ST CAPITAL FACS FIN AGY EDUCTNL FACS REVENUE	6/1/2023	5.00	500,000	500,705
515,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	515,000	517,606
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	520,290
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,008,987	1,125,050
1,000,000	NTHRN PALM BEACH CNTY FL IMPTDIST	8/1/2029	5.00	1,000,000	1,026,640
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	1.86	1,111,389	2,036,480
1,075,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,070,954	1,145,907
355,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	355,000	373,400
5,159,451	OKLAHOMA CNTY OK HOME FIN AUTH SF REVENUE(f)	9/1/2034	0.00	1,672,053	1,712,112
190,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	190,000	199,637
240,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	245,195	253,966
1,000,000	ORANGE CNTY FL HLTH FACS AUTHREVENUE	8/1/2034	5.00	1,059,331	1,101,780
750,000	ORANGE CNTY FL HLTH FACS AUTHREVENUE	8/1/2035	5.00	792,042	817,927
1,000,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	1,000,000	1,014,740
1,250,000	OREGON ST	12/1/2034	3.62	1,250,000	1,288,200
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,049,000
915,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	915,000	928,972
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2023	6.25	500,000	536,040
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	595,755

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	$492,457	598,035
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	1.06	500,000	398,120
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,005,158	1,009,790
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	512,170
3,200,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2040	4.05	3,200,000	3,267,224
660,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	660,000	660,310
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2035	5.13	1,577,126	2,155,687
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2037	1.25	1,084,766	1,264,875
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	1,020,190
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(f)	12/1/2026	0.00	2,558,608	2,794,850
500,000	PHILADELPHIA PA AUTH FOR INDLDEV REVENUES	6/15/2023	6.13	500,000	547,985
1,250,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(c)	7/1/2024	5.75	1,241,616	1,353,850
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,533,900	2,801,250
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,077,783	1,122,960
150,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	150,000	156,684
45,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2021	6.70	45,000	45,392
705,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	658,278	700,009
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,571	10,067
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(f)	9/1/2031	0.00	1,064,826	1,107,645
750,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	750,000	756,743
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,065,971	2,024,400
1,000,000	PROMENADE CASTLE ROCK CO MET DIST #1	12/1/2025	5.13	1,000,000	1,018,520
865,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	856,944	976,533
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,554,729	1,877,400
420,000	PUBLIC FIN AUTH WI EDUCTNL FAC REVENUE	9/1/2022	5.25	420,000	432,818
750,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	755,510	770,070
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	609,126
442,000	PUBLIC FIN AUTH WI REVENUE(f)	10/1/2042	0.00	495,767	69,140
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	563,957	517,117
1,250,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE	11/15/2024	5.00	1,245,506	1,319,575
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	991,269	666,280
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,492,605

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	PUERTO RICO INDL TOURIST EDUCTNL MED & ENVRNMNTL CONTROL FAC	11/15/2025	6.13	$1,000,000	1,021,910
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,417,487
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2020	6.13	750,000	751,148
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,157	874,192
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	1.38	729,798	1,219,070
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	1.30	523,937	621,240
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	494,365	571,060
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	995,017	1,041,900
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	753,953
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,022,414	1,190,110
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,649,248	1,697,835
495,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	495,000	417,681
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.85	350,000	300,454
270,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	270,000	271,218
72,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	70,560	74,343
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	493,278	556,130
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	358,995	469,264
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	375,756	510,070
1,000,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2039	6.25	1,005,799	1,067,460
416,006	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(e)	2/15/2028	5.25	421,343	20,330
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	769,207	797,985
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	763,250	773,835
1,000,000	SAN CLEMENTE CA SPL TAX	9/1/2040	5.00	1,067,865	1,088,950
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	543,275
1,500,000	SAN GABRIEL CA UNIF SCH DIST	8/1/2039	5.35	1,385,644	1,777,320
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,055,711	1,146,390
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	513,308	597,130
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,238,695	1,521,296
1,000,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2032	5.50	1,006,548	1,043,230
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,017,119	1,202,380
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	784,361	900,245
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	501,483	526,105
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	489,067	532,030
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2019	5.35	134,965	3,756

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	5.55	$556,862	15,650
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	6.00	-	1
425,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2023	6.50	425,000	452,170
245,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	240,417	261,023
370,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	366,382	397,128
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	356,475	366,378
381,347	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(f)	11/15/2047	0.00	371,070	39,164
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,067,128	1,120,120
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,477,190	1,679,300
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,500	551,010
183,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	158,441	158,571
1,000,000	STC MET DIST #2 CO	12/1/2038	6.00	969,672	969,700
150,000	STERLING HILL FL CDD CAPITAL IMPT REVENUE(e)	11/1/2010	5.50	150,000	118,500
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,103,725	1,136,980
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	1,927,603	3,187,778
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,482,250	1,559,310
1,100,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2040	5.00	1,174,000	1,210,957
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,086,534	1,127,840
15,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	15,000	15,049
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2035	5.00	782,649	803,685
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	797,212	812,618
1,000,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	1,000,000	1,034,640
1,350,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	1,350,000	1,362,271
420,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	420,000	440,933
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,034,144	2,476,960
1,000,000	TOBACCO SETTLEMENT AUTH WA TOBACCO SETTLEMENT REVENUE	6/1/2029	5.25	1,024,309	1,070,800
650,000	TOBACCO SETTLEMENT FING CORP LA REVENUE	5/15/2030	5.50	674,197	731,016
1,235,000	TOLEDO-LUCAS CNTY OH PORT AUTHSTUDENT HSG REVENUE	7/1/2039	5.00	1,237,469	1,297,800
105,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	105,000	5,040
50,000	TOLOMATO FL CDD	5/1/2017	6.38	50,000	49,891
35,000	TOLOMATO FL CDD(b)	5/1/2039	1.39	23,450	26,250
140,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	92,958	75,940

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
185,000	TOLOMATO FL CDD(b)	5/1/2040	1.37	$122,842	114,030
115,000	TOLOMATO FL CDD(b)	5/1/2040	1.91	61,076	59,951
125,000	TOLOMATO FL CDD(e)	5/1/2040	6.61	-	1
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	2.00	458,697	709,890
750,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2035	5.50	742,888	750,480
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,483	505,745
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	511,054	535,885
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	2.33	850,350	1,210,187
690,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	679,531	698,880
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,523,690	1,572,465
750,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(c)	4/15/2045	6.00	778,603	782,678
290,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	290,000	300,901
545,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	545,000	555,747
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	481,862	544,640
855,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	851,086	910,489
320,000	VIRGIN ISLANDS WTR & PWR AUTH WTR SYS REVENUE	7/1/2017	5.50	320,000	321,110
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,048,000
1,500,000	VIRGINIA ST HSG DEV AUTH	10/1/2038	5.10	1,500,000	1,643,100
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,063,070
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,250	3,557,085
3,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2038	4.80	3,000,000	3,241,860
2,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	10/1/2038	4.75	2,000,000	2,149,040
1,250,000	VLG FL CDD #7 SPL ASSMNT REVENUE	5/1/2036	4.00	1,241,393	1,261,300
1,300,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2022	6.00	1,300,000	1,438,619
530,000	WASHINGTON ST HSG FIN COMMISSION(c)	7/1/2025	6.00	533,777	550,999
1,500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2030	3.50	1,500,000	1,526,220
500,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2033	3.50	500,000	506,130
675,000	WASHINGTON ST HSG FIN COMMISSION(c)	1/1/2035	5.75	675,000	682,081
1,075,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	1,069,291	1,085,309
2,300,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2027	5.63	2,180,729	2,310,304
265,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	0.87	210,237	221,429
5,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	5,216	5,007
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,547,820
700,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2039	4.10	700,000	721,749
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	580,853	594,446
685,000	WESTMONT IL PARK DIST(f)	12/1/2031	0.00	269,837	325,848
685,000	WESTMONT IL PARK DIST(f)	12/1/2033	0.00	233,845	283,227
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,400,355

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
750,000	WICHITA KS HLTH CARE FACS REVENUE	12/15/2036	7.12	$739,964	844,365
750,000	WIREGRASS FL CDD CAPITAL IMPTREVENUE	5/1/2035	5.38	745,475	759,825
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,010,480	1,147,690
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/1/2026	5.50	1,012,306	1,012,830
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2029	5.00	1,000,000	1,027,030
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,014,981	1,147,150
1,300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2032	5.00	1,440,965	1,457,586
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,002,721	1,005,730
2,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	2,110,246	2,134,260
500,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2035	3.88	500,000	510,005
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH	11/1/2040	4.00	1,000,000	1,017,910
720,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	720,088	739,166
1,000,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	992,558	1,005,800
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	744,592	789,353
1,900,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,900,000	1,936,727
1,000,000	WYOMING ST CMNTY DEV AUTH HSGREVENUE	12/1/2039	4.05	1,000,000	1,023,800
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.25	355,352	139,781
	Sub-total Municipal Bonds:			444,255,058	468,989,716	91.46%

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
14,220,233	NORTHERN INSTITUTIONAL FUNDS - TAX EXEMPT PORTFOLIO, 0.01%(h)			$14,220,233	14,220,233
	Sub-total Short-Term Investments:			14,220,233	14,220,233	2.77%
	Grand total(i)			$483,559,949	510,674,481	99.59%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.
(d)	This security is being measured at fair value according to procedures adopted by the Board of Trustees.
(e)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(f)	Zero coupon bond.
(g)	Restricted security that has been deemed illiquid. At December 31, 2015, the value of this restricted illiquid security amounted to $258,009 or 0.05% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
MICHIGAN ST PUBLIC EDUCTNL FACS AUTH, 6.00%, 9/1/16	9/24/07 - 4/12/11	426,563

(h)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2014, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was $7,017,997 with net purchases of $7,202,236 during the fiscal year ended December 31, 2015.
(i)	At December 31, 2015, the cost for Federal income tax purposes was $483,605,138. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$38,704,032
Gross unrealized depreciation	(11,634,689)
Net unrealized appreciation	$27,069,343

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments - Clearwater Tax-Exempt Bond Fund

December 31, 2015

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
California	10.63%
Florida	10.20
Illinois	9.82
Texas	6.18
New York	4.79
Indiana	4.31
Georgia	3.45
Wisconsin	3.34
Pennsylvania	3.30
Colorado	2.98
Other	41.00
100.00%

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater Tax-Exempt Bond Fund (unaudited)

December 31, 2015

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
899,955	3P LEARNING LTD.	$1,251,879	1,318,152
9,284	AGL ENERGY LTD.	105,943	122,316
13,354	ALS LTD.	53,624	36,686
51,722	ALUMINA LTD.	50,177	43,532
19,077	AMCOR LTD.	178,607	186,835
60,339	AMP LTD.	196,569	256,339
9,336	APA GROUP	46,210	59,051
21,346	ASCIANO LTD.	100,771	135,949
4,593	ASX LTD.	114,203	142,110
33,580	AURIZON HOLDINGS LTD.	120,717	107,178
53,031	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	774,574	1,079,318
6,558	BANK OF QUEENSLAND LTD.	66,657	66,617
6,281	BENDIGO & ADELAIDE BANK LTD.	52,780	54,695
179,910	BGP HOLDINGS PLC(b)(c)	-	-
56,574	BHP BILLITON LTD.	1,307,625	736,287
31,456	BHP BILLITON PLC	630,286	352,430
10,199	BORAL LTD.	28,970	43,923
32,841	BRAMBLES LTD.	174,637	276,884
4,667	CALTEX AUSTRALIA LTD.	128,323	128,212
971	COCHLEAR LTD.	35,894	67,629
31,466	COMMONWEALTH BANK OF AUSTRALIA	1,529,036	1,961,141
9,454	COMPUTERSHARE LTD.	86,815	80,052
237,700	CORPORATE TRAVEL MANAGEMENT LTD.	1,769,933	2,274,273
302,094	CREDIT CORP. GROUP LTD.	2,408,203	2,289,413
5,236	CROWN RESORTS LTD.	53,939	47,693
37,791	CSL LTD.	2,176,782	2,900,059
2,549,844	DECMIL GROUP LTD.	3,991,903	1,941,685
14,184	DEXUS PROPERTY GROUP	62,970	77,519
34,490	FORTESCUE METALS GROUP LTD.	68,323	46,998
957,500	G8 EDUCATION LTD.	2,129,291	2,490,897
27,199	GOODMAN GROUP	90,277	124,271
30,080	GPT GROUP (THE)	100,097	104,774
17,989	HARVEY NORMAN HOLDINGS LTD.	52,604	54,794
24,794	HEALTHSCOPE LTD.	48,101	48,059
10,399	ILUKA RESOURCES LTD.	52,383	46,452
36,603	INCITEC PIVOT LTD.	83,901	105,624
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	193,766
10,015	LENDLEASE GROUP	61,130	104,068
7,617	MACQUARIE GROUP LTD.	165,843	459,425
57,473	MIRVAC GROUP	81,042	82,924
42,531	NATIONAL AUSTRALIA BANK LTD.	745,360	935,969
17,346	NEWCREST MINING LTD.(b)	173,211	163,941
21,880	OIL SEARCH LTD.	107,057	106,825
7,620	ORICA LTD.	112,755	86,067
28,041	ORIGIN ENERGY LTD.	185,874	96,037
16,330	ORORA LTD.	16,763	26,774
1,077,200	OZFOREX GROUP LTD.	2,060,193	2,574,655
416	PERPETUAL LTD.	7,027	14,141
21,170	QBE INSURANCE GROUP LTD.	221,634	194,221
3,788	RAMSAY HEALTH CARE LTD.	106,444	187,536
6,668	REA GROUP LTD.	234,225	267,681
6,568	RECALL HOLDINGS LTD.	24,961	33,263
46,865	SANTOS LTD.	138,138	125,674
85,661	SCENTRE GROUP	253,513	261,545
5,884	SEEK LTD.	49,598	65,944
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP	7,202	7,602
633,861	SLATER & GORDON LTD.	1,639,448	381,063
9,824	SONIC HEALTHCARE LTD.	79,849	127,927
58,607	SOUTH32 LTD.(b)	99,710	45,483
39,133	SOUTH32 LTD.(b)	63,699	30,287
22,356	STAR ENTERTAINMENT GROUP (THE) LTD.	70,002	82,757
34,990	STOCKLAND	132,305	104,539
18,497	SUNCORP GROUP LTD.	201,307	163,632
9,837	SYDNEY AIRPORT	33,263	45,518
8,477	TABCORP HOLDINGS LTD.	15,377	29,095
35,105	TATTS GROUP LTD.	95,309	112,301
70,571	TELSTRA CORP. LTD.	308,487	288,495

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
26,039	TRANSURBAN GROUP	$118,706	198,664
12,264	TREASURY WINE ESTATES LTD.	49,093	74,175
71,464	VICINITY CENTRES	130,043	145,812
645,729	WEBJET LTD.	2,122,400	2,587,985
18,115	WESFARMERS LTD.	666,822	549,282
42,659	WESTFIELD CORP.	217,717	295,624
58,094	WESTPAC BANKING CORP.	811,435	1,420,699
10,656	WOODSIDE PETROLEUM LTD.	354,620	223,012
21,322	WOOLWORTHS LTD.	402,719	380,665
		32,607,577	33,082,920	6.74%
Austria:
1,237	ANDRITZ A.G.	66,657	60,561
1,685	BUWOG A.G.(b)	30,804	36,633
5,146	ERSTE GROUP BANK A.G.(b)	114,055	161,677
33,719	IMMOFINANZ A.G.(b)	87,282	76,989
2,509	OMV A.G.	80,527	71,247
3,834	RAIFFEISEN BANK INTERNATIONAL A.G.(b)	53,493	56,687
313	STRABAG S.E. (BEARER)	5,505	8,019
1,368	VOESTALPINE A.G.	51,510	42,140
29,470	WIENERBERGER A.G.	241,514	547,333
		731,347	1,061,286	0.22%
Belgium:
7,120	AGEAS	106,908	331,172
14,316	ANHEUSER-BUSCH INBEV S.A./N.V.	562,478	1,779,825
10,910	BARCO N.V.	740,520	730,357
1,645	COLRUYT S.A.	74,892	84,818
1,245	DELHAIZE GROUP	51,899	121,486
16,494	GROUPE BRUXELLES LAMBERT S.A.	1,387,000	1,413,016
4,347	KBC GROEP N.V.	101,356	272,439
12,430	ONTEX GROUP N.V.	322,500	442,532
2,190	PROXIMUS SADP	49,577	71,399
827	SOLVAY S.A., CLASS A	118,069	88,463
2,278	UCB S.A.	111,517	206,046
1,457	UMICORE S.A.	72,577	61,222
		3,699,293	5,602,775	1.14%
Brazil:
179,502	CETIP S.A. - MERCADOS ORGANIZADOS	2,031,136	1,701,441
54,000	GRENDENE S.A.	363,157	229,854
16,700	M DIAS BRANCO S.A.(b)	321,650	280,707
48,500	TUPY S.A.(b)	278,939	229,245
		2,994,882	2,441,247	0.50%
Canada:
3,548	AGNICO EAGLE MINES LTD.	111,862	93,258
3,620	AGRIUM, INC.	154,492	323,542
7,118	ALIMENTATION COUCHE TARD, INC., CLASS B	231,690	313,332
4,900	ARC RESOURCES LTD.	108,943	59,139
31,600	BADGER DAYLIGHTING LTD.	587,009	557,687
11,445	BANK OF MONTREAL	703,611	645,823
21,766	BANK OF NOVA SCOTIA (THE)	1,148,066	880,424
22,299	BARRICK GOLD CORP.	199,329	165,023
11,129	BAYTEX ENERGY CORP.	51,701	36,032
3,581	BCE, INC.	153,196	138,354
8,500	BLACKBERRY LTD.(b)	90,213	78,876
18,781	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	198,617	592,447
11,740	CAE, INC.	85,345	130,237
11,081	CAMECO CORP.	198,977	136,701
49,900	CANACCORD GENUITY GROUP, INC.	261,393	184,281
7,334	CANADIAN IMPERIAL BANK OF COMMERCE	342,248	483,333
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	894,078
19,866	CANADIAN NATURAL RESOURCES LTD.	433,114	433,873
13,960	CANADIAN PACIFIC RAILWAY LTD.	1,652,149	1,781,296
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	460,568
1,060	CANADIAN TIRE CORP. LTD., CLASS A	80,129	90,518
6,690	CENOVUS ENERGY, INC.	127,252	84,610
6,978	CGI GROUP, INC., CLASS A(b)	55,128	279,382

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
1,964	CI FINANCIAL CORP.	$49,854	43,433
4,440	CONSTELLATION SOFTWARE, INC.	1,285,829	1,851,086
3,935	CRESCENT POINT ENERGY CORP.	70,098	45,842
2,064	DOLLARAMA, INC.	75,934	119,243
21,800	DOREL INDUSTRIES, INC., CLASS B	783,674	493,600
2,016	EMPIRE CO. LTD., CLASS A	48,751	37,502
14,970	ENBRIDGE, INC.	664,392	497,666
9,947	ENCANA CORP.	135,701	50,537
33,800	ENERFLEX LTD.	348,127	324,638
32,600	ENSIGN ENERGY SERVICES, INC.	509,675	173,873
269	FAIRFAX FINANCIAL HOLDINGS LTD.	82,554	127,707
3,000	FIRST CAPITAL REALTY, INC.	51,131	39,785
18,411	FIRST QUANTUM MINERALS LTD.	92,325	68,923
3,100	FORTIS, INC.	105,357	83,812
2,537	FRANCO-NEVADA CORP.	128,281	116,060
18,700	GENWORTH MI CANADA, INC.	382,689	359,485
614	GEORGE WESTON LTD.	48,280	47,453
6,104	GILDAN ACTIVEWEAR, INC.	33,435	173,543
3,958	GREAT-WEST LIFECO, INC.	99,709	98,771
2,408	H&R REAL ESTATE INVESTMENT TRUST	51,228	34,892
124,600	HUDBAY MINERALS, INC.	1,106,269	478,157
5,790	HUSKY ENERGY, INC.	144,766	59,882
2,500	IGM FINANCIAL, INC.	100,363	63,851
40,399	IMPERIAL OIL LTD.	1,698,611	1,316,172
2,780	INDUSTRIAL ALLIANCE INSURANCE & FINANCIAL SERVICES, INC.	97,885	88,662
2,672	INTACT FINANCIAL CORP.	170,651	171,246
4,880	INTER PIPELINE LTD.	142,496	78,330
1,400	KEYERA CORP.	51,327	40,734
7,600	LAURENTIAN BANK OF CANADA	295,598	265,289
3,199	LOBLAW COS. LTD.	121,245	151,061
9,476	MAGNA INTERNATIONAL, INC.	61,549	384,327
33,308	MANULIFE FINANCIAL CORP.	427,899	499,247
5,870	MEG ENERGY CORP.(b)	52,555	34,023
1,369	METHANEX CORP.	12,561	45,214
3,000	METRO, INC.	54,328	83,992
59,476	MTY FOOD GROUP, INC.	1,691,059	1,393,949
43,600	MULLEN GROUP LTD.	795,325	441,451
6,295	NATIONAL BANK OF CANADA	247,929	183,386
2,600	ONEX CORP.	105,376	159,378
3,282	OPEN TEXT CORP.	72,477	157,352
4,328	PAN AMERICAN SILVER CORP.	53,923	28,182
4,772	PEMBINA PIPELINE CORP.	40,530	103,979
2,500	PEYTO EXPLORATION & DEVELOPMENT CORP.	95,328	44,934
14,172	POTASH CORP. OF SASKATCHEWAN, INC.	386,602	242,738
4,200	POWER CORP. OF CANADA	105,623	87,843
1,672	POWER FINANCIAL CORP.	52,980	38,438
1,800	PRAIRIESKY ROYALTY LTD.	46,528	28,515
53,900	PRECISION DRILLING CORP.	324,622	213,076
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.	137,022	137,668
2,546	RIOCAN REAL ESTATE INVESTMENT TRUST	63,634	43,589
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	65,080
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	322,594
26,561	ROYAL BANK OF CANADA	896,686	1,423,356
4,800	SAPUTO, INC.	103,951	114,823
4,800	SEVEN GENERATIONS ENERGY LTD., CLASS A(b)	46,370	46,762
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	166,172
10,859	SILVER WHEATON CORP.	214,195	134,982
2,700	SNC-LAVALIN GROUP, INC.	100,003	80,237
11,810	SUN LIFE FINANCIAL, INC.	235,812	368,289
25,653	SUNCOR ENERGY, INC.	606,141	662,228
15,757	TELUS CORP.	442,454	435,689
34,125	TORONTO-DOMINION BANK (THE)	715,090	1,337,674
2,738	TOURMALINE OIL CORP.(b)	103,345	44,225
12,264	TRANSCANADA CORP.	528,913	400,528
15,331	TURQUOISE HILL RESOURCES LTD.(b)	53,846	38,890
4,727	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	394,088	480,181

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
2,256	VERMILION ENERGY, INC.	$83,841	61,320
1,004	WEST FRASER TIMBER CO. LTD.	54,124	38,115
25,967	YAMANA GOLD, INC.	47,350	48,229
		26,235,566	26,964,704	5.49%
Chile:
13,951	ANTOFAGASTA PLC	126,538	96,519
		126,538	96,519	0.02%
China:
103,500	AAC TECHNOLOGIES HOLDINGS, INC.	357,673	675,083
10,659	BAIDU, INC. ADR(b)(d)	1,188,707	2,014,978
1,668,360	CHINA MEDICAL SYSTEM HOLDINGS LTD.	1,396,045	2,458,393
886,500	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	505,928	408,359
47,410	CTRIP.COM INTERNATIONAL LTD. ADR(b)(d)	2,300,915	2,196,505
388,000	GOLDPAC GROUP LTD.	327,086	169,718
1,558,000	KINGDEE INTERNATIONAL SOFTWARE GROUP CO. LTD.	298,674	715,670
27,507	NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP, INC. ADR(d)	640,423	862,895
116,600	TENCENT HOLDINGS LTD.	793,696	2,294,372
1,659,532	XTEP INTERNATIONAL HOLDINGS LTD.	698,588	884,364
		8,507,735	12,680,337	2.58%
Denmark:
46	AP MOELLER - MAERSK A/S, CLASS A	42,695	59,449
120	AP MOELLER - MAERSK A/S, CLASS B	125,436	156,832
17,054	CARLSBERG A/S, CLASS B	1,387,489	1,521,082
38,335	CHR HANSEN HOLDING A/S	1,483,248	2,409,893
30,458	COLOPLAST A/S, CLASS B	2,044,287	2,470,455
13,100	DANSKE BANK A/S	138,182	353,291
1,592	DSV A/S	48,904	62,987
200	FLSMIDTH & CO. A/S	6,013	6,990
48,710	ISS A/S	1,465,283	1,764,063
50,955	NOVO NORDISK A/S ADR(d)	1,724,237	2,959,466
36,359	NOVO NORDISK A/S, CLASS B	744,322	2,117,306
48,197	NOVOZYMES A/S, CLASS B	1,342,505	2,320,295
2,600	PANDORA A/S	18,150	330,149
15,973	TDC A/S	107,272	79,991
3,250	TOPDANMARK A/S(b)	33,362	92,760
3,792	VESTAS WIND SYSTEMS A/S	181,135	267,150
538	WILLIAM DEMANT HOLDING A/S(b)	50,896	51,472
		10,943,416	17,023,631	3.47%
Finland:
41,240	AMER SPORTS OYJ	525,063	1,208,730
6,013	FORTUM OYJ	117,943	90,962
33,370	HUHTAMAKI OYJ	550,335	1,214,872
1,396	KESKO OYJ, CLASS B	30,705	49,109
5,600	KONE OYJ, CLASS B	116,154	238,381
1,849	METSO OYJ	47,784	41,595
7,075	NESTE OYJ	67,704	212,440
66,103	NOKIA OYJ	233,836	473,768
2,240	NOKIAN RENKAAT OYJ	31,307	80,576
1,960	ORION OYJ, CLASS B	49,561	68,097
5,906	SAMPO OYJ, CLASS A	269,424	301,662
15,829	STORA ENSO OYJ, CLASS R	75,698	144,326
11,934	UPM-KYMMENE OYJ	99,929	223,461
1,849	VALMET OYJ	14,443	17,884
3,486	WARTSILA OYJ ABP	107,429	159,681
		2,337,315	4,525,544	0.92%
France:
2,714	ACCOR S.A.	79,810	117,992
3,200	AIR FRANCE-KLM(b)	22,485	24,413
6,203	AIR LIQUIDE S.A.	694,071	698,716
10,484	AIRBUS GROUP S.E.	351,610	706,396
48,948	ALCATEL-LUCENT(b)	195,204	194,159
3,171	ALSTOM S.A.(b)	111,651	97,059
28,898	ARCELORMITTAL	125,161	122,385
1,616	ARKEMA S.A.	127,629	113,432
1,580	ATOS S.E.	118,377	132,987

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
35,199	AXA S.A.	$526,959	965,111
26,840	BENETEAU S.A.	272,439	376,564
19,321	BNP PARIBAS S.A.	865,266	1,096,678
2,863	BOUYGUES S.A.	109,876	113,705
3,220	BUREAU VERITAS S.A.	82,066	64,353
3,068	CAP GEMINI S.A.	111,959	285,403
10,544	CARREFOUR S.A.	248,258	305,374
1,387	CASINO GUICHARD PERRACHON S.A.	94,890	63,933
994	CHRISTIAN DIOR S.E.	70,757	169,326
8,849	CIE DE SAINT-GOBAIN	313,478	383,224
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	180,725	325,168
18,530	CREDIT AGRICOLE S.A.	153,011	219,096
10,014	DANONE S.A.	509,812	677,777
2,340	DASSAULT SYSTEMES S.A.	163,379	187,597
3,633	EDENRED	65,572	68,895
8,317	ELECTRICITE DE FRANCE S.A.	153,984	122,698
24,206	ENGIE S.A.	501,772	429,443
3,332	ESSILOR INTERNATIONAL S.A.	339,445	416,602
2,425	EURAZEO S.A.	77,940	167,346
3,160	EUTELSAT COMMUNICATIONS S.A.	100,179	94,782
543	FONCIERE DES REGIONS	49,242	48,684
564	GECINA S.A.	51,331	68,709
13,307	GROUPE EUROTUNNEL S.E. (REGISTERED)	102,800	165,727
355	HERMES INTERNATIONAL	122,518	120,272
429	ILIAD S.A.	59,695	102,568
883	INGENICO GROUP S.A.	105,253	111,793
2,121	JCDECAUX S.A.	50,974	81,366
1,442	KERING	274,344	247,522
3,582	KLEPIERRE	101,009	159,563
4,882	LEGRAND S.A.	111,114	276,948
4,633	L’OREAL S.A.	385,425	781,922
15,488	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,217,232	2,438,897
21,116	NATIXIS S.A.	78,841	119,719
34,547	ORANGE S.A.	364,835	581,368
3,500	PERNOD RICARD S.A.	239,500	400,141
12,969	PEUGEOT S.A.(b)	78,174	228,394
3,471	PUBLICIS GROUPE S.A.	251,099	231,532
4,895	RENAULT S.A.	134,511	492,758
4,929	SAFRAN S.A.	274,948	339,447
18,715	SANOFI	1,078,727	1,598,608
10,522	SCHNEIDER ELECTRIC S.E.	454,997	601,012
278	SCHNEIDER ELECTRIC S.E.	8,838	15,946
1,813	SCOR S.E.	36,441	67,994
5,515	SES S.A.	114,220	153,282
457	SOCIETE BIC S.A.	49,235	75,316
13,326	SOCIETE GENERALE S.A.	486,680	616,500
9,578	SOCIETE TELEVISION FRANCAISE 1	79,414	106,691
5,360	SODEXO S.A.	288,102	525,064
4,827	SUEZ ENVIRONNEMENT CO.	84,075	90,542
1,214	TECHNIP S.A.	65,413	60,339
1,413	THALES S.A.	81,763	106,108
39,948	TOTAL S.A.	2,024,434	1,791,458
1,808	UNIBAIL-RODAMCO S.E.	228,178	460,560
1,300	VALEO S.A.	168,708	201,391
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	324,847
8,317	VINCI S.A.	347,069	534,537
48,366	VIVENDI S.A.	949,194	1,043,876
1,345	WENDEL S.A.	91,561	160,200
2,435	ZODIAC AEROSPACE	82,519	58,151
		18,685,623	24,330,366	4.95%
Germany:
3,492	ADIDAS A.G.	145,098	341,202
8,540	ALLIANZ S.E. (REGISTERED)	758,733	1,517,882
16,707	BASF S.E.	672,194	1,284,016
15,110	BAYER A.G. (REGISTERED)	823,081	1,901,528
6,222	BAYERISCHE MOTOREN WERKE A.G.	604,270	660,151
1,591	BEIERSDORF A.G.	86,858	145,514
1,188	BRENNTAG A.G.	43,546	62,332

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
46,684	CANCOM S.E.	$2,063,170	2,218,591
20,348	COMMERZBANK A.G.(b)	248,184	211,667
1,947	CONTINENTAL A.G.	276,669	475,126
27,770	CTS EVENTIM A.G. & CO. KGAA	430,490	1,108,778
17,639	DAIMLER A.G. (REGISTERED)	589,913	1,487,145
20,827	DEUTSCHE BANK A.G. (REGISTERED)	702,443	509,825
3,028	DEUTSCHE BOERSE A.G.	155,699	267,828
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)(b)	35,709	51,617
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	502,867
55,337	DEUTSCHE TELEKOM A.G. (REGISTERED)	698,325	1,003,695
3,463	DEUTSCHE WOHNEN A.G. (BEARER)	80,362	96,400
29,921	E.ON S.E.	500,385	290,406
1,515	EVONIK INDUSTRIES A.G.	55,665	50,405
3,387	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	220,619	286,110
6,867	FRESENIUS S.E. & CO. KGAA	150,261	492,315
2,127	GEA GROUP A.G.	78,369	86,451
15,460	GERRESHEIMER A.G.	827,665	1,212,875
40,600	GRAND CITY PROPERTIES S.A.	502,297	943,771
2,246	HANNOVER RUECK S.E.	94,321	257,875
3,952	HEIDELBERGCEMENT A.G.	143,515	324,776
975	HENKEL A.G. & CO. KGAA	80,714	93,900
2,600	HOCHTIEF A.G.	108,936	242,630
21,437	INFINEON TECHNOLOGIES A.G.	117,250	314,621
33,360	JENOPTIK A.G.	480,407	521,695
2,881	K+S A.G. (REGISTERED)	79,970	73,953
1,658	LANXESS A.G.	98,543	76,902
4,090	LEONI A.G.	225,005	161,991
2,755	LINDE A.G.	477,662	400,896
723	MAN S.E.	80,199	72,836
2,050	MERCK KGAA	86,079	199,547
2,538	METRO A.G.	78,426	81,532
3,549	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	444,935	711,786
2,502	OSRAM LICHT A.G.	92,424	105,472
2,854	PROSIEBENSAT.1 MEDIA S.E.	84,251	145,046
2,620	RATIONAL A.G.	657,685	1,195,575
1,130	SALZGITTER A.G.	50,070	27,907
18,124	SAP S.E.	760,217	1,445,311
14,594	SIEMENS A.G. (REGISTERED)	934,614	1,425,500
8,250	STABILUS S.A.(b)	338,171	345,672
2,085	SYMRISE A.G.	133,207	138,966
8,784	TELEFONICA DEUTSCHLAND HOLDING A.G.	48,334	46,690
8,827	THYSSENKRUPP A.G.	181,566	175,931
7,837	TUI A.G.	138,846	139,911
7,071	TUI A.G.	57,698	128,983
1,929	UNITED INTERNET A.G. (REGISTERED)	87,227	106,725
404	VOLKSWAGEN A.G.	40,235	62,476
1,539	VONOVIA S.E.	50,768	47,750
		17,211,822	26,281,352	5.35%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	67,740
		54,075	67,740	0.01%
Hong Kong:
220,400	AIA GROUP LTD.	733,244	1,325,235
16,600	BANK OF EAST ASIA (THE) LTD.	71,196	61,795
82,500	BOC HONG KONG HOLDINGS LTD.	169,112	252,289
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	92,645
56,044	CHEUNG KONG PROPERTY HOLDINGS LTD.	165,366	364,464
56,044	CK HUTCHISON HOLDINGS LTD.	349,706	756,408
36,500	CLP HOLDINGS LTD.	253,113	310,130
27,800	ESPRIT HOLDINGS LTD.	35,637	30,705
1,882,000	EVA PRECISION INDUSTRIAL HOLDINGS LTD.	523,540	335,115
53,000	GALAXY ENTERTAINMENT GROUP LTD.	163,269	167,205
84,000	GLOBAL BRANDS GROUP HOLDING LTD.(b)	14,387	15,933
30,000	HANG LUNG PROPERTIES LTD.	64,007	68,283
18,600	HANG SENG BANK LTD.	228,767	353,998

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
21,303	HENDERSON LAND DEVELOPMENT CO. LTD.	$73,321	130,566
100,430	HONG KONG & CHINA GAS CO. LTD.	203,143	196,971
16,800	HONG KONG EXCHANGES AND CLEARING LTD.	320,867	430,294
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	193
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	49,161
27,000	KERRY PROPERTIES LTD.	90,767	73,683
84,000	LI & FUNG LTD.	86,666	57,120
40,500	LINK REIT	84,195	242,476
171,000	LUK FOOK HOLDINGS INTERNATIONAL LTD.	565,640	362,738
26,800	MGM CHINA HOLDINGS LTD.	51,645	33,543
30,500	MTR CORP. LTD.	88,703	151,122
54,000	NEW WORLD DEVELOPMENT CO. LTD.	59,134	53,373
43,500	NWS HOLDINGS LTD.	52,824	65,109
2,092,210	PAX GLOBAL TECHNOLOGY LTD.	1,180,535	2,156,987
190,000	PCCW LTD.	77,804	111,548
4,678,603	PICO FAR EAST HOLDINGS LTD.	1,199,566	1,267,742
24,000	POWER ASSETS HOLDINGS LTD.	139,091	220,799
27,683,380	REXLOT HOLDINGS LTD.(e)	2,646,928	-
48,000	SANDS CHINA LTD.	128,061	164,438
22,000	SHANGRI-LA ASIA LTD.	29,501	21,489
59,400	SINO LAND CO. LTD.	80,601	87,068
566,000	SITOY GROUP HOLDINGS LTD.	361,652	236,623
256,000	STELLA INTERNATIONAL HOLDINGS LTD.	679,964	637,519
27,000	SUN HUNG KAI PROPERTIES LTD.	327,389	326,088
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	213,779
17,800	SWIRE PROPERTIES LTD.	50,632	51,447
320,500	TECHTRONIC INDUSTRIES CO. LTD.	604,369	1,306,804
3,000	TELEVISION BROADCASTS LTD.	9,222	12,368
665,000	VALUE PARTNERS GROUP LTD.	409,258	777,401
88,000	VTECH HOLDINGS LTD.	1,043,083	912,355
22,000	WHARF HOLDINGS (THE) LTD.	170,501	122,064
19,000	WHEELOCK & CO. LTD.	30,489	80,045
30,000	WYNN MACAU LTD.	50,423	35,071
582,000	YINGDE GASES GROUP CO. LTD.	583,171	268,845
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	51,000
		14,504,356	15,042,034	3.06%
India:
21,315	HDFC BANK LTD. ADR(d)	1,215,975	1,313,004
		1,215,975	1,313,004	0.27%
Ireland:
7,035	ACCENTURE PLC, CLASS A	262,681	735,158
329,197	BANK OF IRELAND(b)	119,783	120,921
14,894	CRH PLC	217,633	432,168
126,313	EXPERIAN PLC	2,109,034	2,236,390
29,240	ICON PLC(b)	1,948,070	2,271,948
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,225	148,602
2,523	KERRY GROUP PLC, CLASS A	164,481	209,232
25,297	MEDTRONIC PLC	1,892,573	1,945,845
12,075	PERRIGO CO. PLC	1,894,443	1,747,252
9,299	SHIRE PLC	267,371	644,029
		8,981,294	10,491,545	2.14%
Israel:
1,266	AZRIELI GROUP LTD.	53,830	47,178
21,030	BANK HAPOALIM B.M.	80,002	108,636
21,775	BANK LEUMI LE-ISRAEL B.M.(b)	77,241	75,549
45,600	CAESARSTONE SDOT-YAM LTD.(b)	2,212,955	1,976,304
217	DELEK GROUP LTD.	52,364	43,506
293,414	MAGIC SOFTWARE ENTERPRISES LTD.	1,907,892	1,622,579
5,900	MIZRAHI TEFAHOT BANK LTD.	51,135	70,509
1,494	NICE-SYSTEMS LTD.	50,675	86,200
15,507	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	643,646	1,017,880
		5,129,740	5,048,341	1.03%
Italy:
18,467	ASSICURAZIONI GENERALI S.P.A.	269,600	339,568
5,758	ATLANTIA S.P.A.	117,756	153,309
93,475	AZIMUT HOLDING S.P.A.	1,279,167	2,342,526

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
25,272	BANCA MEDIOLANUM S.P.A.	$87,322	200,764
37,987	BANCA MONTE DEI PASCHI DI SIENA S.P.A.(b)	69,129	50,860
5,291	BANCO POPOLARE S.C.(b)	81,793	73,657
57,599	ENEL GREEN POWER S.P.A.	98,098	117,868
116,304	ENEL S.P.A.	453,132	491,923
49,857	ENI S.P.A.	958,264	747,713
3,610	EXOR S.P.A.	90,616	165,126
10,070	FINMECCANICA S.P.A.(b)	50,331	141,172
38,985	INTERPUMP GROUP S.P.A.	591,634	606,695
221,029	INTESA SANPAOLO S.P.A. (RSP)	430,164	741,748
2,103	LUXOTTICA GROUP S.P.A.	88,277	138,040
17,526	MARR S.P.A.	278,345	363,405
8,839	MEDIOBANCA S.P.A.	82,122	85,347
4,438	PRYSMIAN S.P.A.	86,023	97,714
4,974	SAIPEM S.P.A.(b)	50,817	40,487
57,530	SNAM S.P.A.	249,716	301,975
111,427	TELECOM ITALIA S.P.A.(b)	150,893	142,285
7,080	TENARIS S.A.	80,646	84,174
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	179,102
69,828	UNICREDIT S.P.A.	368,864	389,673
25,343	UNIONE DI BANCHE ITALIANE S.P.A.	103,374	170,757
		6,246,451	8,165,888	1.66%
Japan:
1,400	ABC-MART, INC.	51,583	77,457
30,200	ADERANS CO. LTD.	398,005	210,052
14,200	AEON CO. LTD.	162,360	220,688
6,300	AEON FINANCIAL SERVICE CO. LTD.	81,451	142,883
1,210	AEON MALL CO. LTD.	23,091	20,980
2,900	AISIN SEIKI CO. LTD.	64,900	126,428
15,000	AJINOMOTO CO., INC.	116,767	359,354
2,500	ALFRESA HOLDINGS CORP.	24,420	50,023
2,000	AMADA HOLDINGS CO. LTD.	10,582	19,368
21,000	ANA HOLDINGS, INC.	52,231	61,151
18,000	AOZORA BANK LTD.	51,121	63,347
118,902	ARCLAND SERVICE CO. LTD.	2,421,669	2,880,674
36,100	ASAHI CO. LTD.	561,894	386,845
16,000	ASAHI GLASS CO. LTD.	97,913	92,649
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	176,999
31,000	ASAHI KASEI CORP.	147,138	212,238
44,400	ASICS CORP.	618,213	932,365
39,000	ASTELLAS PHARMA, INC.	265,750	561,825
1,500	BANDAI NAMCO HOLDINGS, INC.	14,652	31,998
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	229,674
13,800	BRIDGESTONE CORP.	205,726	479,231
5,200	BROTHER INDUSTRIES LTD.	38,445	60,655
20,100	CANON, INC.	672,638	614,564
13,600	CAPCOM CO. LTD.	224,771	331,188
3,800	CASIO COMPUTER CO. LTD.	51,908	90,009
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	485,211
15,000	CHIBA BANK (THE) LTD.	81,968	107,825
3,500	CHUBU ELECTRIC POWER CO., INC.	46,821	48,411
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	158,742
4,000	CHUGOKU BANK (THE) LTD.	53,626	54,045
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	57,445
34,736	CREDIT SAISON CO. LTD.	420,524	693,882
6,000	DAI NIPPON PRINTING CO. LTD.	55,038	60,152
33,400	DAIBIRU CORP.	353,886	278,715
11,000	DAIDO STEEL CO. LTD.	45,649	44,478
17,500	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	222,759	296,289
9,900	DAIICHI SANKYO CO. LTD.	154,612	206,780
4,500	DAIKIN INDUSTRIES LTD.	124,473	333,246
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	139,873
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	291,443
25,000	DAIWA SECURITIES GROUP, INC.	96,011	154,915
8,700	DENSO CORP.	211,549	421,121
3,500	DENTSU, INC.	82,003	194,517
44,200	DESCENTE LTD.	256,657	567,049
1,400	DON QUIJOTE HOLDINGS CO. LTD.	51,867	49,794

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
13,000	DOWA HOLDINGS CO. LTD.	$55,385	94,746
7,000	EAST JAPAN RAILWAY CO.	392,789	666,833
3,400	EISAI CO. LTD.	112,861	228,081
2,400	ELECTRIC POWER DEVELOPMENT CO. LTD.	71,894	86,360
1,800	FAMILYMART CO. LTD.	52,590	84,463
3,400	FANUC CORP.	293,324	596,298
1,100	FAST RETAILING CO. LTD.	136,395	390,233
21,000	FUJI ELECTRIC CO. LTD.	51,969	89,280
10,000	FUJI HEAVY INDUSTRIES LTD.	146,485	418,237
23,100	FUJI OIL HOLDINGS, INC.	318,441	378,994
8,800	FUJIFILM HOLDINGS CORP.	165,274	371,929
44,000	FUJITSU LTD.	171,664	222,169
11,000	FUKUOKA FINANCIAL GROUP, INC.	36,036	55,368
32,000	FURUKAWA ELECTRIC CO. LTD.	65,376	68,422
12,000	GS YUASA CORP.	47,814	45,127
6,000	GUNMA BANK (THE) LTD.	31,571	35,293
3,000	HAMAMATSU PHOTONICS K.K.(b)	52,686	83,240
17,000	HANKYU HANSHIN HOLDINGS, INC.	86,484	111,594
3,000	HINO MOTORS LTD.	42,968	35,168
525	HIROSE ELECTRIC CO. LTD.	48,402	64,470
7,000	HIROSHIMA BANK (THE) LTD.	26,154	40,359
95,000	HITACHI LTD.	295,895	546,549
6,000	HITACHI METALS LTD.	45,405	75,128
9,500	HOKKAIDO ELECTRIC POWER CO., INC.(b)	84,575	98,561
7,300	HOKURIKU ELECTRIC POWER CO.	76,486	109,019
29,700	HONDA MOTOR CO. LTD.	811,447	966,155
6,300	HOYA CORP.	145,196	261,078
3,800	IBIDEN CO. LTD.	71,559	55,105
1,200	IDEMITSU KOSAN CO. LTD.	23,804	19,349
20,000	IHI CORP.	52,673	56,076
15,600	INPEX CORP.	192,488	153,865
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	129,313
8,500	ISUZU MOTORS LTD.	108,047	92,924
27,200	ITOCHU CORP.	291,860	326,323
5,000	IYO BANK (THE) LTD.	43,448	49,253
4,000	J FRONT RETAILING CO. LTD.	31,099	58,771
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	111,236
1,500	JAPAN PETROLEUM EXPLORATION CO. LTD.	54,111	40,746
16	JAPAN PRIME REALTY INVESTMENT CORP.	56,433	54,977
131,438	JAPAN PROPERTY MANAGEMENT CENTER CO. LTD.	1,729,070	1,596,568
16	JAPAN REAL ESTATE INVESTMENT CORP.	81,469	78,140
33	JAPAN RETAIL FUND INVESTMENT CORP.	60,174	63,751
16,700	JAPAN TOBACCO, INC.	488,876	621,205
7,200	JFE HOLDINGS, INC.	122,618	115,013
4,000	JGC CORP.	53,048	61,999
12,000	JOYO BANK (THE) LTD.	54,056	57,407
3,100	JSR CORP.	39,530	48,978
5,000	JTEKT CORP.	36,670	83,406
29,200	JX HOLDINGS, INC.	150,765	123,510
13,000	KAJIMA CORP.	44,950	78,306
107,177	KAKAKU.COM, INC.	1,649,512	2,134,712
18,000	KANSAI ELECTRIC POWER (THE) CO., INC.(b)	164,557	218,570
2,000	KANSAI PAINT CO. LTD.	10,449	30,700
10,000	KAO CORP.	208,279	520,404
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	131,619
42,762	KDDI CORP.	535,051	1,122,104
24,800	KEIHIN CORP.	308,810	441,136
13,000	KEIKYU CORP.	95,310	108,482
5,000	KEIO CORP.	28,322	43,679
5,000	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	64,479
4,281	KEYENCE CORP.	1,775,949	2,389,197
6,000	KIKKOMAN CORP.	52,867	210,907
35,000	KINTETSU GROUP HOLDINGS CO. LTD.	106,062	143,558
10,000	KIRIN HOLDINGS CO. LTD.	103,112	137,069
14,800	KOBAYASHI PHARMACEUTICAL CO. LTD.	793,539	1,228,870
13,700	KOMATSU LTD.	301,828	227,051
2,300	KONAMI CORP.	50,313	55,263
7,000	KONICA MINOLTA, INC.	53,139	71,168

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
15,900	KOSHIDAKA HOLDINGS CO. LTD.	$337,230	289,043
21,000	KUBOTA CORP.	129,773	329,864
3,800	KURARAY CO. LTD.	51,382	46,538
4,300	KURITA WATER INDUSTRIES LTD.	96,931	90,905
92,000	KYB CO. LTD.	338,205	281,676
5,400	KYOCERA CORP.	198,000	254,017
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	79,662
6,500	KYUSHU ELECTRIC POWER CO., INC.(b)	59,661	71,763
2,800	LAWSON, INC.	120,035	229,460
4,200	LIXIL GROUP CORP.	71,097	94,347
2,400	M3, INC.	51,468	50,358
1,600	MAKITA CORP.	82,169	93,581
24,000	MARUBENI CORP.	173,505	124,817
6,500	MARUI GROUP CO. LTD.	32,287	106,968
11,400	MAZDA MOTOR CORP.	95,886	239,391
2,400	MEIJI HOLDINGS CO. LTD.	38,749	200,674
27,400	MEITEC CORP.	609,499	947,186
4,000	MINEBEA CO. LTD.	48,159	34,910
1,800	MIRACA HOLDINGS, INC.	71,311	80,120
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	257,681
25,200	MITSUBISHI CORP.	378,464	425,189
36,000	MITSUBISHI ELECTRIC CORP.	284,130	384,126
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	566,866
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	87,974
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	252,906
4,000	MITSUBISHI LOGISTICS CORP.	45,017	53,413
18,000	MITSUBISHI MATERIALS CORP.	47,129	57,507
9,400	MITSUBISHI MOTORS CORP.	89,862	80,552
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	66,266
240,600	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,162,680	1,515,523
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	141,071
29,600	MITSUI & CO. LTD.	306,203	355,978
37,000	MITSUI CHEMICALS, INC.	87,469	166,846
12,000	MITSUI FUDOSAN CO. LTD.	289,621	305,104
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	5,641
422,420	MIZUHO FINANCIAL GROUP, INC.	741,265	855,770
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	245,930
3,600	MURATA MANUFACTURING CO. LTD.	162,615	526,245
123,000	NACHI-FUJIKOSHI CORP.	659,604	571,022
44,000	NEC CORP.	128,517	140,938
5,000	NGK INSULATORS LTD.	63,091	114,564
3,000	NGK SPARK PLUG CO. LTD.	28,359	80,245
6,000	NH FOODS LTD.	72,315	118,707
3,400	NIDEC CORP.	96,057	249,975
50,260	NIHON M&A CENTER, INC.	1,994,434	2,450,381
6,000	NIKON CORP.	75,728	81,118
1,800	NINTENDO CO. LTD.	172,120	250,917
22	NIPPON BUILDING FUND, INC.	90,970	105,612
17,000	NIPPON EXPRESS CO. LTD.	60,747	80,902
2,000	NIPPON PAINT HOLDINGS CO. LTD.	44,426	49,220
12,353	NIPPON STEEL & SUMITOMO METAL CORP.	307,230	248,304
15,200	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	611,566
17,000	NIPPON YUSEN K.K.	49,682	41,724
17,000	NISHI-NIPPON CITY BANK (THE) LTD.	40,901	45,401
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	115,188
39,400	NISSAN MOTOR CO. LTD.	365,539	419,421
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	60,670
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	64,196
2,700	NITORI HOLDINGS CO. LTD.	87,310	229,802
3,200	NITTO DENKO CORP.	77,639	237,268
72,300	NOMURA HOLDINGS, INC.	256,136	408,494
2,700	NOMURA REAL ESTATE HOLDINGS, INC.	56,230	50,655
2,970	NOMURA RESEARCH INSTITUTE LTD.	43,930	115,395
17,800	NORTH PACIFIC BANK LTD.	49,457	62,347
7,000	NSK LTD.	50,459	77,224
1,400	NTT DATA CORP.	36,520	68,489
25,400	NTT DOCOMO, INC.	392,916	524,927
6,500	NTT URBAN DEVELOPMENT CORP.	52,710	63,272

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
12,000	OBAYASHI CORP.	$48,665	111,718
9,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	81,886	98,016
5,100	OLYMPUS CORP.	71,174	203,669
3,400	OMRON CORP.	112,198	114,988
1,000	ONO PHARMACEUTICAL CO. LTD.	43,040	180,457
8,000	ONWARD HOLDINGS CO. LTD.	54,094	49,653
4,800	ORIENTAL LAND CO. LTD.	113,097	293,004
23,000	ORIX CORP.	302,054	328,271
37,000	OSAKA GAS CO. LTD.	121,878	134,954
7,000	OTSUKA HOLDINGS CO. LTD.	206,418	251,416
35,400	PANASONIC CORP.	242,835	365,354
2,600	PARK24 CO. LTD.	51,627	63,359
15,200	RAKUTEN, INC.	97,714	177,425
1,600	RECRUIT HOLDINGS CO. LTD.	50,223	47,390
34,500	RESONA HOLDINGS, INC.	158,868	169,694
13,000	RICOH CO. LTD.	126,012	135,305
1,200	RINNAI CORP.	52,047	107,625
1,500	ROHM CO. LTD.	51,836	77,125
1,100	SANKYO CO. LTD.	48,612	41,412
15,100	SANTEN PHARMACEUTICAL CO. LTD.	116,834	252,012
13,720	SBI HOLDINGS, INC.	111,165	150,789
3,400	SECOM CO. LTD.	133,812	233,088
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	38,716
3,400	SEIBU HOLDINGS, INC.	65,652	70,181
5,200	SEIKO EPSON CORP.	85,119	80,902
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	172,079
8,000	SEKISUI HOUSE LTD.	76,913	136,212
13,100	SEVEN & I HOLDINGS CO. LTD.	294,268	604,892
4,900	SHIKOKU ELECTRIC POWER CO., INC.	52,495	77,457
4,000	SHIMADZU CORP.	25,419	68,056
1,000	SHIMAMURA CO. LTD.	61,206	118,641
1,500	SHIMANO, INC.	58,204	232,872
8,300	SHIN-ETSU CHEMICAL CO. LTD.	411,842	456,933
41,600	SHINKO PLANTECH CO. LTD.	342,251	345,412
25,000	SHINSEI BANK LTD.	51,465	46,591
4,000	SHIONOGI & CO. LTD.	67,679	183,136
5,900	SHISEIDO CO. LTD.	88,706	124,141
7,000	SHIZUOKA BANK (THE) LTD.	65,240	68,838
900	SMC CORP.	106,941	237,888
97,279	SMS CO. LTD.	1,300,445	2,058,160
15,600	SOFTBANK GROUP CORP.	276,169	796,775
5,700	SOMPO JAPAN NIPPONKOA HOLDINGS, INC.	114,918	190,213
18,000	SONY CORP.	254,973	449,569
4,400	SONY FINANCIAL HOLDINGS, INC.	56,074	79,767
19,400	SQUARE ENIX HOLDINGS CO. LTD.	241,231	473,722
54,900	STANLEY ELECTRIC CO. LTD.	805,200	1,220,457
7,000	SUMCO CORP.	47,761	53,813
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	145,805
18,000	SUMITOMO CORP.	164,169	185,773
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	187,898
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	54,711
9,000	SUMITOMO METAL MINING CO. LTD.	88,484	110,782
25,500	SUMITOMO MITSUI FINANCIAL GROUP, INC.	795,433	977,187
71,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	214,202	273,505
6,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	163,837	173,468
58,000	SUMITOMO RUBBER INDUSTRIES LTD.	689,507	762,910
2,000	SURUGA BANK LTD.	41,830	41,815
5,800	SUZUKI MOTOR CORP.	104,611	178,688
45,600	SYSMEX CORP.	1,048,883	2,970,573
7,700	T&D HOLDINGS, INC.	97,474	103,077
13,000	TAIHEIYO CEMENT CORP.	27,372	38,288
17,000	TAISEI CORP.	55,809	113,149
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	40,190	42,830
10,000	TAKASHIMAYA CO. LTD.	63,872	91,019
12,800	TAKEDA PHARMACEUTICAL CO. LTD.	505,987	645,884
1,800	TDK CORP.	105,373	117,110
29,000	TEIJIN LTD.	67,529	100,129
5,200	TERUMO CORP.	95,419	163,534

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
2,000	THK CO. LTD.	$29,290	37,572
14,000	TOBU RAILWAY CO. LTD.	67,422	69,653
2,200	TOHO CO. LTD.	42,502	61,500
17,000	TOHO GAS CO. LTD.	81,221	111,028
7,200	TOHOKU ELECTRIC POWER CO., INC.	56,650	91,052
13,900	TOKAI RIKA CO. LTD.	182,782	348,093
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	564,523
21,600	TOKYO ELECTRIC POWER CO., INC.(b)	102,702	125,616
24,300	TOKYO ELECTRON LTD.	1,273,343	1,480,299
40,000	TOKYO GAS CO. LTD.	151,969	189,958
25,000	TOKYU CORP.	103,448	199,675
23,000	TOKYU FUDOSAN HOLDINGS CORP.	86,617	145,813
4,000	TONENGENERAL SEKIYU K.K.	37,796	34,011
23,000	TORAY INDUSTRIES, INC.	121,780	216,232
47,000	TOSHIBA CORP.(b)	133,933	97,719
3,000	TOTO LTD.	30,029	106,951
3,000	TOYO SUISAN KAISHA LTD.	74,690	105,578
4,000	TOYOTA INDUSTRIES CORP.	101,266	217,314
50,500	TOYOTA MOTOR CORP.	1,843,037	3,146,088
1,900	TOYOTA TSUSHO CORP.	17,167	45,036
2,500	TREND MICRO, INC.	74,501	102,542
61,000	TSUGAMI CORP.	318,601	267,457
34,800	TSUMURA & CO.	799,027	975,714
19,513	TSURUHA HOLDINGS, INC.	715,757	1,706,241
8,000	UBE INDUSTRIES LTD.	13,963	17,106
68,000	UNICHARM CORP.	1,450,912	1,401,356
17,500	UNIPRES CORP.	363,607	400,682
34	UNITED URBAN INVESTMENT CORP.	52,061	46,391
6,500	USHIO, INC.	68,874	90,744
4,900	USS CO. LTD.	56,003	74,604
4,100	WEST JAPAN RAILWAY CO.	134,756	286,330
23,600	YAHOO JAPAN CORP.	62,283	96,996
1,300	YAKULT HONSHA CO. LTD.	22,252	64,462
16,300	YAMADA DENKI CO. LTD.	56,674	70,926
4,800	YAMAHA MOTOR CO. LTD.	48,849	109,582
6,100	YAMATO HOLDINGS CO. LTD.	109,669	130,734
1,600	YAMATO KOGYO CO. LTD.	50,862	41,266
4,000	YAMAZAKI BAKING CO. LTD.	44,679	91,019
5,000	YASKAWA ELECTRIC CORP.	48,019	69,179
		58,175,336	83,276,057	16.95%
Mexico:
4,774	FRESNILLO PLC	64,304	49,828
486,919	WAL-MART DE MEXICO S.A.B. DE C.V.	1,482,336	1,228,704
		1,546,640	1,278,532	0.26%
Netherlands:
35,080	AALBERTS INDUSTRIES N.V.	676,899	1,211,936
26,780	ACCELL GROUP	446,234	613,058
40,266	AEGON N.V.	162,569	228,860
4,340	AKZO NOBEL N.V.	184,408	290,913
3,272	ALTICE N.V., CLASS B(b)	61,354	47,648
35,110	ARCADIS N.V.	869,545	708,362
7,173	ASML HOLDING N.V.	106,863	643,499
19,324	CORE LABORATORIES N.V.	2,244,937	2,101,292
1,461	GEMALTO N.V.	110,002	87,755
1,005	HEINEKEN HOLDING N.V.	26,697	77,545
3,662	HEINEKEN N.V.	128,663	313,479
235,197	ING GROEP N.V. - CVA	2,063,151	3,182,224
15,595	KONINKLIJKE AHOLD N.V.	212,766	330,060
3,037	KONINKLIJKE DSM N.V.	116,513	152,745
51,375	KONINKLIJKE KPN N.V.	108,346	194,965
20,095	KONINKLIJKE PHILIPS N.V.	343,642	514,509
1,765	KONINKLIJKE VOPAK N.V.	97,890	76,092
2,816	NN GROUP N.V.	80,872	99,612
1,143	NXP SEMICONDUCTORS N.V.(b)	98,161	96,298
1,395	OCI N.V.	50,711	34,565
8,430	QIAGEN N.V.(b)	119,420	230,086

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont’d):
3,238	RANDSTAD HOLDING N.V.	$99,928	202,442
49,930	REFRESCO GERBER N.V.(b)(f)	825,784	860,586
67,295	ROYAL DUTCH SHELL PLC, CLASS A	1,870,398	1,513,888
45,720	ROYAL DUTCH SHELL PLC, CLASS B	1,093,318	1,039,989
122,967	TNT EXPRESS N.V.	828,001	1,041,012
21,980	USG PEOPLE N.V.	170,963	410,375
6,193	WOLTERS KLUWER N.V.	101,075	208,402
		13,299,110	16,512,197	3.36%
New Zealand:
16,545	AUCKLAND INTERNATIONAL AIRPORT LTD.	50,086	65,067
12,034	FLETCHER BUILDING LTD.	81,961	60,495
8,264	RYMAN HEALTHCARE LTD.	47,891	48,043
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	54,690
37,843	SPARK NEW ZEALAND LTD.	73,138	85,413
		302,504	313,708	0.06%
Norway:
3,760	AKASTOR ASA(b)	9,728	5,097
94,149	AKER SOLUTIONS ASA	1,049,998	322,281
17,219	DNB ASA	147,846	213,592
21,490	NORSK HYDRO ASA	82,180	80,433
99,058	ORKLA ASA	675,643	784,483
15,548	STATOIL ASA	274,710	217,280
11,360	TELENOR ASA	229,860	190,325
72,730	TOMRA SYSTEMS ASA	601,319	784,680
4,000	YARA INTERNATIONAL ASA	109,527	173,030
		3,180,811	2,771,201	0.56%
Philippines:
386,461	METROPOLITAN BANK & TRUST CO.	658,640	661,144
		658,640	661,144	0.14%
Portugal:
28,955	EDP - ENERGIAS DE PORTUGAL S.A.	81,065	104,501
10,080	GALP ENERGIA SGPS S.A.	157,855	117,432
7,295	JERONIMO MARTINS SGPS S.A.	80,825	95,095
		319,745	317,028	0.07%
Russia:
74,000	YANDEX N.V., CLASS A(b)	1,667,321	1,163,280
		1,667,321	1,163,280	0.24%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,610	49,848
39,500	CAPITALAND LTD.	75,674	93,325
36,000	CAPITALAND MALL TRUST	34,133	49,002
11,000	CITY DEVELOPMENTS LTD.	71,096	59,348
32,000	COMFORTDELGRO CORP. LTD.	49,631	68,834
34,000	DBS GROUP HOLDINGS LTD.	221,626	400,212
22,000	FRASER AND NEAVE LTD.	7,411	32,273
44,000	FRASERS CENTREPOINT LTD.	52,608	52,133
113,000	GLOBAL LOGISTIC PROPERTIES LTD.	177,046	171,345
2,000	JARDINE CYCLE & CARRIAGE LTD.	60,253	49,157
21,400	KEPPEL CORP. LTD.	54,823	98,254
7,840	KEPPEL REIT	3,232	5,142
49,100	OVERSEA-CHINESE BANKING CORP. LTD.	388,345	304,732
17,000	SEMBCORP INDUSTRIES LTD.	31,827	36,568
22,000	SEMBCORP MARINE LTD.	32,803	27,153
12,000	SINGAPORE AIRLINES LTD.	70,334	94,788
31,000	SINGAPORE EXCHANGE LTD.	139,131	168,348
26,000	SINGAPORE PRESS HOLDINGS LTD.	44,166	72,248
21,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	48,624	44,580
170,000	SINGAPORE TELECOMMUNICATIONS LTD.	324,551	440,017
16,000	STARHUB LTD.	54,214	41,752
24,400	UNITED OVERSEAS BANK LTD.	340,013	337,460
15,000	UOL GROUP LTD.	49,917	66,013
		2,383,068	2,762,532	0.56%
South Africa:
16,349	INVESTEC PLC	104,159	115,544

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Africa (Cont’d):
5,748	MONDI PLC	$128,231	113,039
72,761	SHOPRITE HOLDINGS LTD.	1,491,068	674,021
231,707	WOOLWORTHS HOLDINGS LTD.	1,469,762	1,500,515
		3,193,220	2,403,119	0.49%
South Korea:
6,492	BINGGRAE CO. LTD.	586,045	379,260
61,397	BNK FINANCIAL GROUP, INC.	682,218	440,888
68,192	DGB FINANCIAL GROUP, INC.	792,461	584,478
22,348	HANON SYSTEMS	466,916	989,179
5,243	HYUNDAI MIPO DOCKYARD(b)	581,800	232,963
18,148	KIA MOTORS CORP.	860,470	814,110
6,353	KIWOOM SECURITIES CO. LTD.	349,706	335,922
8,630	KOREA INVESTMENT HOLDINGS CO. LTD.	309,155	364,689
2,403	SAMSUNG ELECTRONICS CO. LTD.	2,930,773	2,582,218
9,049	YOUNGONE HOLDINGS CO. LTD.	515,320	524,781
		8,074,864	7,248,488	1.48%
Spain:
7,845	ABERTIS INFRAESTRUCTURAS S.A.	102,995	122,853
1,260	ACCIONA S.A.	78,312	108,285
7,760	ACERINOX S.A.	95,129	79,415
3,979	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	137,948	116,818
759	AENA S.A.(b)(f)	68,300	86,938
8,299	AMADEUS IT HOLDING S.A., CLASS A	256,267	366,935
109,565	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	847,930	802,411
115,773	BANCO DE SABADELL S.A.	266,128	205,710
18,052	BANCO POPULAR ESPANOL S.A.	70,106	59,698
249,945	BANCO SANTANDER S.A.	1,738,658	1,238,079
54,944	BANKIA S.A.	89,144	64,129
5,846	BANKINTER S.A.	47,898	41,575
41,315	CAIXABANK S.A.	160,037	144,306
1,388	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	385,398
16,470	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.(b)	93,655	97,441
6,512	ENAGAS S.A.	118,772	184,000
5,533	FERROVIAL S.A.	97,924	125,401
10,622	GAS NATURAL SDG S.A.	164,427	217,190
2,493	GRIFOLS S.A.(b)	82,544	115,496
86,102	IBERDROLA S.A.	477,068	612,892
48,532	INDUSTRIA DE DISENO TEXTIL S.A.	1,301,361	1,671,399
41,424	MAPFRE S.A.	112,854	104,081
21,390	MELIA HOTELS INTERNATIONAL S.A.	142,889	283,131
2,839	RED ELECTRICA CORP. S.A.	121,909	237,906
19,639	REPSOL S.A.	379,635	215,988
9,363	TECNICAS REUNIDAS S.A.	419,375	354,607
64,918	TELEFONICA S.A.	902,009	722,076
4,021	ZARDOYA OTIS S.A.	45,057	47,107
		9,063,832	8,811,265	1.79%
Sweden:
2,566	ALFA LAVAL AB	49,937	47,116
22,200	ASSA ABLOY AB, CLASS B	89,466	468,119
11,337	ATLAS COPCO AB, CLASS A	121,649	279,885
6,368	ATLAS COPCO AB, CLASS B	78,834	147,329
4,254	BOLIDEN AB	79,334	72,013
31,182	BULTEN AB	262,010	302,901
34,110	DUNI AB	300,088	571,770
7,501	ELECTROLUX AB, CLASS B	95,788	182,339
7,464	ELEKTA AB, CLASS B	78,438	63,751
3,286	GETINGE AB, CLASS B	76,263	86,613
15,750	HENNES & MAURITZ AB, CLASS B	348,166	563,656
3,700	HEXAGON AB, CLASS B	56,830	137,981
17,500	HUSQVARNA AB, CLASS B	64,201	116,094
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	142,153
3,000	INVESTMENT AB KINNEVIK, CLASS B	51,225	93,112
10,953	INVESTOR AB, CLASS B	150,033	405,607
3,301	LUNDIN PETROLEUM AB(b)	46,595	47,942
43,265	NORDEA BANK AB	256,684	478,191
23,773	SANDVIK AB	201,678	208,541

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Sweden (Cont’d):
13,348	SECURITAS AB, CLASS B	$106,689	205,562
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	373,170
4,287	SKANSKA AB, CLASS B	53,143	83,694
5,793	SKF AB, CLASS B	143,420	94,154
9,751	SVENSKA CELLULOSA AB S.C.A., CLASS B	108,769	284,740
33,168	SVENSKA HANDELSBANKEN AB, CLASS A	235,903	443,605
7,747	SWEDBANK AB, CLASS A	170,866	171,708
3,023	SWEDISH MATCH AB	101,559	107,506
9,481	TELE2 AB, CLASS B	115,918	95,187
58,718	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	533,417	572,472
30,643	TELIASONERA AB	153,253	153,152
51,280	THULE GROUP AB (THE)(f)	620,391	703,156
21,122	VOLVO AB, CLASS B	129,486	197,922
		5,105,706	7,901,141	1.61%
Switzerland:
152,127	ABB LTD. (REGISTERED)(b)	2,837,083	2,727,837
24,002	ACE LTD.	1,934,345	2,804,634
1,593	ACTELION LTD. (REGISTERED)(b)	79,557	222,028
14,903	ADECCO S.A. (REGISTERED)(b)	627,501	1,025,176
2,059	ARYZTA A.G.(b)	50,704	104,841
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	61,660
88	BARRY CALLEBAUT A.G. (REGISTERED)(b)	88,741	96,382
35	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	218,575
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	223,502
9,812	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	675,352	706,315
2,819	COCA-COLA HBC A.G. - CDI(b)	52,202	60,175
21,353	CREDIT SUISSE GROUP A.G. (REGISTERED)(b)	523,086	462,407
384	DUFRY A.G. (REGISTERED)(b)	54,065	46,006
990	GEBERIT A.G. (REGISTERED)	85,632	336,260
140	GIVAUDAN S.A. (REGISTERED)(b)	76,496	254,812
77,267	GLENCORE PLC(b)	165,414	103,063
4,134	JULIUS BAER GROUP LTD.(b)	87,890	200,839
348	KUEHNE + NAGEL INTERNATIONAL A.G. (REGISTERED)	46,581	47,878
8,679	LAFARGEHOLCIM LTD. (REGISTERED)(b)	350,856	435,857
45,240	LOGITECH INTERNATIONAL S.A. (REGISTERED)	392,534	681,767
897	LONZA GROUP A.G. (REGISTERED)(b)	50,452	146,067
95,294	NESTLE S.A. (REGISTERED)	3,982,701	7,092,819
54,380	NOVARTIS A.G. (REGISTERED)	2,485,882	4,712,644
11,062	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	908,194	1,242,487
8,225	PARGESA HOLDING S.A. (BEARER)	522,376	521,453
12,794	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,724,081	3,530,612
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	231,638
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	99,382
1,059	SGS S.A. (REGISTERED)	2,179,960	2,020,516
77	SIKA A.G. (BEARER)	152,753	278,295
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	165,226
14,638	STMICROELECTRONICS N.V.	85,296	98,326
635	SULZER A.G. (REGISTERED)	30,609	59,816
2,945	SWATCH GROUP (THE) A.G. (BEARER)	1,421,362	1,029,691
743	SWISS LIFE HOLDING A.G. (REGISTERED)(b)	101,194	201,254
1,660	SWISS PRIME SITE A.G. (REGISTERED)(b)	125,957	130,102
5,312	SWISS RE A.G.	421,041	520,540
459	SWISSCOM A.G. (REGISTERED)	157,641	230,508
1,651	SYNGENTA A.G. (REGISTERED)	431,302	646,653
26,168	TE CONNECTIVITY LTD.	478,373	1,690,715
9,385	TRANSOCEAN LTD.	142,085	116,186
202,701	UBS GROUP A.G. (REGISTERED)	3,647,239	3,950,403
4,176	WOLSELEY PLC	70,461	227,227
2,271	ZURICH INSURANCE GROUP A.G.(b)	370,026	585,889
		28,030,690	40,348,463	8.21%
Taiwan:
52,000	CASETEK HOLDINGS LTD.	307,756	212,927
191,556	CHICONY ELECTRONICS CO. LTD.	488,329	421,053
102,000	GIANT MANUFACTURING CO. LTD.	540,156	680,062

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Taiwan (Cont’d):
176,000	SIMPLO TECHNOLOGY CO. LTD.	$932,483	562,608
151,986	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	2,332,864	3,457,682
190,000	TRIPOD TECHNOLOGY CORP.	428,387	323,926
		5,029,975	5,658,258	1.15%
Thailand:
843,000	LPN DEVELOPMENT PCL (REGISTERED)	503,454	374,823
358,100	PRUKSA REAL ESTATE PCL (REGISTERED)	244,466	263,711
		747,920	638,534	0.13%
United Arab Emirates:
697	ORASCOM CONSTRUCTION LTD.(b)	10,246	4,879
		10,246	4,879	0.00%
United Kingdom:
25,248	3I GROUP PLC	88,645	179,254
27,380	ABERDEEN ASSET MANAGEMENT PLC	116,610	116,812
5,080	ADMIRAL GROUP PLC	89,059	124,241
89,272	AMEC FOSTER WHEELER PLC	1,131,169	564,453
9,646	AON PLC	900,341	889,458
24,249	ARM HOLDINGS PLC	346,404	371,420
44,350	ARM HOLDINGS PLC ADR(d)	1,435,002	2,006,394
8,278	ASHTEAD GROUP PLC	137,028	136,556
5,784	ASSOCIATED BRITISH FOODS PLC	197,977	284,965
23,261	ASTRAZENECA PLC	829,199	1,583,061
84,472	AVIVA PLC	357,595	642,568
5,239	BABCOCK INTERNATIONAL GROUP PLC	41,807	78,469
54,121	BAE SYSTEMS PLC	290,350	398,607
13,290	BALFOUR BEATTY PLC(b)	50,926	52,938
310,363	BARCLAYS PLC	1,176,480	1,001,549
12,627	BARRATT DEVELOPMENTS PLC	116,503	116,528
8,550	BELLWAY PLC	138,855	357,461
18,880	BERENDSEN PLC	171,348	300,317
63,030	BG GROUP PLC	997,933	915,250
18,190	BOVIS HOMES GROUP PLC	151,966	272,179
341,153	BP PLC	2,289,773	1,780,364
33,107	BRITISH AMERICAN TOBACCO PLC	1,273,712	1,840,487
14,058	BRITISH LAND (THE) CO. PLC	91,960	162,893
148,609	BT GROUP PLC	560,558	1,033,397
5,069	BUNZL PLC	39,524	140,861
69,758	BURBERRY GROUP PLC	1,497,534	1,228,905
16,980	CAPITA PLC	162,367	302,386
92,189	CENTRICA PLC	340,421	296,409
24,375	CNH INDUSTRIAL N.V.	141,398	167,944
28,496	COBHAM PLC	93,701	118,969
319,481	COMPASS GROUP PLC	3,227,989	5,534,002
2,950	CRODA INTERNATIONAL PLC	101,220	132,293
230,510	DEBENHAMS PLC	262,141	248,917
82,520	DEVRO PLC	362,296	352,788
132,410	DFS FURNITURE PLC	611,442	648,841
73,948	DIAGEO PLC	1,014,488	2,023,848
14,844	DIGNITY PLC	263,151	559,111
198,045	DIPLOMA PLC	1,681,918	2,221,800
29,465	DIRECT LINE INSURANCE GROUP PLC	123,934	177,007
13,691	DIXONS CARPHONE PLC	84,128	100,916
103,100	DOMINO’S PIZZA GROUP PLC	1,268,109	1,598,935
95	DRAX GROUP PLC	544	342
2,272	EASYJET PLC	52,680	58,279
10,222	FIAT CHRYSLER AUTOMOBILES N.V.	27,207	143,006
150,060	FOXTONS GROUP PLC	603,460	415,891
21,685	G4S PLC	77,070	72,088
32,712	GKN PLC	101,683	148,723
89,632	GLAXOSMITHKLINE PLC	1,383,058	1,814,220
61,320	GREGGS PLC	473,469	1,187,829
17,505	HAMMERSON PLC	69,535	154,835
3,142	HARGREAVES LANSDOWN PLC	48,173	69,757
53,690	HOMESERVE PLC	186,252	327,443
365,533	HSBC HOLDINGS PLC	2,594,279	2,889,414

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
4,108	IMI PLC	$83,264	52,173
18,792	IMPERIAL TOBACCO GROUP PLC	441,174	993,574
12,262	INDIVIOR PLC	11,861	33,948
11,958	INMARSAT PLC	92,794	200,436
3,085	INTERCONTINENTAL HOTELS GROUP PLC	111,384	120,883
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.	90,834	294,471
2,722	INTERTEK GROUP PLC	108,909	111,435
6,025	INTU PROPERTIES PLC	21,274	28,183
101,800	IOMART GROUP PLC	418,305	408,200
709,059	ITE GROUP PLC	2,404,571	1,648,952
63,884	ITV PLC	179,223	260,496
29,306	J SAINSBURY PLC	141,007	111,809
3,841	JOHNSON MATTHEY PLC	85,088	150,450
42,914	KINGFISHER PLC	109,517	208,454
133,080	LAIRD PLC	465,719	696,266
15,511	LAND SECURITIES GROUP PLC	113,585	269,137
107,000	LEGAL & GENERAL GROUP PLC	325,917	422,426
13	LIBERTY GLOBAL PLC LILAC, CLASS A(b)	658	538
271	LIBERTY GLOBAL PLC, CLASS A(b)	11,774	11,480
669	LIBERTY GLOBAL PLC, SERIES C(b)	27,554	27,275
8,787	LIVANOVA PLC(b)	545,066	521,684
2,062,879	LLOYDS BANKING GROUP PLC	1,725,387	2,222,129
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	243,926
366,990	MAN GROUP PLC	511,805	949,484
25,083	MARKS & SPENCER GROUP PLC	101,882	167,286
9,361	MEARS GROUP PLC	43,128	64,584
13,587	MEGGITT PLC	60,745	75,052
12,476	MELROSE INDUSTRIES PLC	52,257	53,503
7,630	MERLIN ENTERTAINMENTS PLC(f)	55,544	51,235
69,725	NATIONAL GRID PLC	738,768	963,643
3,200	NEXT PLC	86,367	343,901
96,618	OLD MUTUAL PLC	133,905	254,815
33,800	OXFORD INSTRUMENTS PLC	528,090	382,180
17,030	PEARSON PLC	231,527	184,777
4,751	PERSIMMON PLC(b)	114,520	141,970
6,290	PETROFAC LTD.	120,064	73,811
46,502	PRUDENTIAL PLC	763,559	1,049,550
136,746	QINETIQ GROUP PLC	251,239	546,110
2,341	RANDGOLD RESOURCES LTD.	150,411	142,979
40,632	RECKITT BENCKISER GROUP PLC	2,929,949	3,762,300
38,082	RELX N.V.	365,855	643,132
154,215	RELX PLC	1,218,452	2,721,305
10,746	REXAM PLC	57,562	95,763
37,300	RIGHTMOVE PLC	1,305,410	2,268,241
8,035	RIO TINTO LTD.	434,730	261,782
22,134	RIO TINTO PLC	953,450	645,910
7,360	ROLLS-ROYCE HOLDINGS PLC(b)	96,551	62,388
592,719	ROYAL BANK OF SCOTLAND GROUP PLC(b)	3,273,178	2,638,835
14,812	ROYAL MAIL PLC	112,266	96,951
12,109	RSA INSURANCE GROUP PLC	88,842	76,136
17,320	SABMILLER PLC	799,648	1,039,071
20,657	SAGE GROUP (THE) PLC	74,323	183,781
10,277	SEGRO PLC	36,889	65,056
4,954	SEVERN TRENT PLC	76,220	158,990
181,440	SIG PLC	531,197	384,100
18,980	SKY PLC	142,985	311,141
18,823	SMITH & NEPHEW PLC	151,602	335,206
5,478	SMITHS GROUP PLC	80,025	75,871
16,949	SSE PLC	293,983	381,789
5,631	ST JAMES’S PLACE PLC	80,229	83,676
26,942	STANDARD CHARTERED PLC	310,308	223,890
39,357	STANDARD LIFE PLC	131,737	226,104
5,438	TATE & LYLE PLC	49,810	48,020
51,921	TAYLOR WIMPEY PLC	150,105	155,457
727,350	TESCO PLC(b)	3,190,664	1,603,028
4,578	TRAVIS PERKINS PLC	141,647	133,156
16,283	TULLOW OIL PLC(b)	80,266	39,775
78,159	UBM PLC	629,001	606,644

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
27,845	UNILEVER N.V. - CVA	$940,072	1,213,600
24,244	UNILEVER PLC	545,190	1,045,946
14,374	UNILEVER PLC ADR(d)	343,168	619,807
10,541	UNITED UTILITIES GROUP PLC	80,109	145,372
629,900	UTILITYWISE PLC	1,720,562	1,627,369
256,900	VECTURA GROUP PLC(b)	364,176	666,551
147,193	VESUVIUS PLC	749,739	722,800
484,417	VODAFONE GROUP PLC	1,593,934	1,578,221
2,849	WHITBREAD PLC	65,613	184,842
8,611	WILLIAM HILL PLC	52,153	50,270
25,749	WPP PLC	191,382	593,302
		65,835,824	80,604,163	16.41%
United States:
33,449	ARCH CAPITAL GROUP LTD.(b)	673,955	2,333,068
21,690	AXIS CAPITAL HOLDINGS LTD.	809,890	1,219,412
4,351	CARNIVAL PLC	131,345	247,975
56,080	FLEXTRONICS INTERNATIONAL LTD.(b)	336,054	628,657
45,360	SENSATA TECHNOLOGIES HOLDING N.V.(b)	1,576,269	2,089,281
8,041	THOMSON REUTERS CORP.	206,631	304,566
		3,734,144	6,822,959	1.39%
	Sub-total Common Stocks:	370,572,601	463,716,181	94.41%
Master Limited Partnerships:
United States:
36,274	LAZARD LTD., CLASS A	1,045,014	1,632,693
		1,045,014	1,632,693	0.33%
	Sub-total Master Limited Partnerships:	1,045,014	1,632,693	0.33%
Preferred Stocks:
Brazil:
112,300	ALPARGATAS S.A.	332,064	202,105
119,593	TELEFONICA BRASIL S.A. ADR(d)	1,520,644	1,079,925
		1,852,708	1,282,030	0.26%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	127,954
4,500	DRAEGERWERK A.G. & CO. KGAA	465,270	335,529
3,246	HENKEL A.G. & CO. KGAA	319,045	364,047
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	189,023
1,649	VOLKSWAGEN A.G.	355,027	239,687
		1,348,099	1,256,240	0.25%
South Korea:
205	SAMSUNG ELECTRONICS CO. LTD.	179,321	190,742
		179,321	190,742	0.04%
	Sub-total Preferred Stocks	3,380,128	2,729,012	0.55%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)(c)	-	-
		-	-	0.00%
Italy:
25,343	UNIONE DI BANCHE ITALIANE S.P.A.(b)	-	-
		-	-	0.00%
Singapore:
1,162	ASCENDAS REAL ESTATE INVESTMENT TRUST(b)	-	51
		-	51	0.00%
	Sub-total Rights	-	51	0.00%

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

Shares	Security	Cost	Fair value (a)	Percent of net assets
Investment Companies:
United States:
18,400	ISHARES MSCI EAFE SMALL-CAP ETF	$946,756	919,080
		946,756	919,080	0.19%
	Sub-total Investment Companies	946,756	919,080	0.19%
Short-Term Investments:
17,987,135	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.09%(g)	17,987,135	17,987,135
	Sub-total Short-Term Investments:	17,987,135	17,987,135	3.66%
	Grand total(h)	$393,931,634	486,984,152	99.14%

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.57% of net assets as of December 31, 2015.
(e)	Amount rounds to less than $1.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.
(g)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2014, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $16,787,523 with net buys of $1,199,612 during the fiscal year ended December 31, 2015.
(h)	At December 31, 2015, the cost for Federal income tax purposes was $395,920,331. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$124,876,836
Gross unrealized depreciation	(33,813,015)
Net unrealized appreciation	$91,063,821

At December 31, 2015, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	19.09%
Consumer Staples	10.16
Energy	4.13
Financials	21.49
Health Care	10.68
Industrials	14.28
Information Technology	11.06
Materials	4.68
Telecommunication Services	2.66
Utilities	1.77
100.00%

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2015

At December 31, 2015, the Clearwater International Fund’s investments were denominated in the following currencies:

Percent of
Long-Term
Concentration by Currency	Investments
Euro	20.30%
Japanese Yen	17.76
British Pound	17.22
United States Dollar	10.38
Swiss Franc	7.37
Australian Dollar	7.06
Canadian Dollar	5.44
All other currencies less than 5%	14.47
100.00%

At December 31, 2015, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Japanese Yen	156,435,008	United States Dollar	1,257,336	2/10/16	$(45,312)	Northern Trust
Chinese Yuan	15,634,159	United States Dollar	2,390,873	5/17/16	51,181	Northern Trust
					$5,869

See accompanying notes to the financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST

Schedule of Investments – Clearwater International Fund
December 31, 2015

90

Item 2. Code of Ethics

As of December 31, 2015, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2015, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics has been filed with this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of six members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2015	2014
(a)	Audit Fees	$112,825	$100,635
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees[1]	$45,260	$54,400
(d)	All Other Fees	$0	$0

1Tax Fees are the aggregate amount billed by the Trust's principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.	The audit committee has not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as the audit committee requires that all such services be approved by them in advance.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2015 = $15,500 2014 = $16,150

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer has concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures (as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended) as of a date within 90 days of the filing date of this document.

(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By:	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser President (Principal Executive Officer) Treasurer (Principal Financial Officer)

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By:	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser President (Principal Executive Officer)

Date: March 4, 2016

Clearwater Investment Trust

By:	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser Treasurer (Principal Financial Officer)

Date: March 4, 2016